UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-05199

Columbia Funds Variable Insurance Trust

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2019
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Long Government/Credit Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2017
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since February 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since February 2020
Effective February 13, 2020, Timothy Doubek no longer serves as a Co-Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	19.74	5.43	4.26
Class 2	04/30/13	19.42	5.17	3.99
Bloomberg Barclays U.S. Long Government/Credit Bond Index		19.59	5.42	5.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by the Investment Manager pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Long Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least ten years. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Long Government/Credit Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Asset-Backed Securities — Agency	1.2
Corporate Bonds & Notes	53.7
Foreign Government Obligations	0.6
Money Market Funds	3.8
U.S. Treasury Obligations	40.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at December 31, 2019)
AAA rating	45.2
AA rating	3.5
A rating	15.0
BBB rating	36.2
BB rating	0.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 99.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2019, the Fund’s Class 2 shares returned 19.42%. The Fund’s benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index, returned 19.59% during the same time period. The Fund’s issuer selection led positive contributions to relative performance, while the stance with respect to duration and corresponding sensitivity to interest rates was a slight detractor during the 12-month period.
Monetary policy and trade discussions drove risk sentiment
After retracing the late 2018 sell-off in January and February, risk assets settled into more of a trading range. While the Federal Reserve (Fed) executed a dramatic policy shift toward accommodation, the markets continued to grapple with the remaining risk factors, including those related to U.S.-China trade talks, slowing global growth and the Brexit (the U.K.’s departure from the European Union) debacle. Weak economic data out of the eurozone and China led to renewed accommodation from the European Central Bank and the People’s Bank of China, to go along with the Fed’s actions. Economic data in the U.S. was best characterized as choppy.
The second quarter began with a continuation of the positive momentum for risk assets. However, in early May, President Trump surprised the markets with a tweet that the administration would increase tariffs from 10% to 25% on some $200 billion of Chinese imports. As would be expected, risk assets swooned. Markets focused closely on the much-anticipated meeting between President Trump and Chinese President Xi Jinping on the sidelines of the June 28-29 G-20 gathering in Osaka, which ultimately resulted in some modest steps toward de-escalation. Expectations of a “positive” outcome, as well as supportive comments from central bankers globally, supported risk assets headed into the end of the quarter.
The ebb and flow of risk asset markets in the third quarter was driven primarily by developments related to the U.S.-China trade saga, Fed statements and meeting minutes, and the debate pitting an accelerating global manufacturing slowdown against the strength of the U.S. consumer. The Fed announced cuts in the benchmark federal funds target rate on July 31 and September 18. On the consumer front, the U.S. unemployment rate and weekly jobless claims were at their lowest levels in decades.
The fourth quarter was full of – mostly positive – surprises. The U.S. and Asian economies seemed to reverse the stagnation of the third quarter, the U.K. saw an election which reduced uncertainty around Brexit, and the U.S. and China agreed on a “phase-one” trade deal. Risk markets responded positively, shrugging off the impeachment of the U.S. president. The Fed delivered a third rate cut at the end of October while indicating a preference for a lengthy pause before any further adjustments, and injected liquidity into the markets in order to maintain short rates within the target range. Beyond two years, the U.S. Treasury yield curve moved higher over the quarter with a pronounced steepening.
Contributors and detractors
Issuer selection added meaningfully to the Fund’s relative performance. Positive contributions were led by holdings within industrials including semiconductor technology company Broadcom Corp., spirits manufacturer Bacardi Ltd. and communications company Verizon Communications, Inc.
The Fund’s sector allocation added to performance as well, as the positive impact of an overweight to corporate credit more than offset the impact of an underweight to government-related issues.
The Fund’s stance with respect to overall portfolio duration and corresponding sensitivity to changes in interest rates was a slight detractor from relative return, as the Fund was slightly short duration as Treasury yields declined.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Positioning
At the close of the reporting period, the economic backdrop was supported by accommodative policies from major central banks globally. In addition, we believe corporate fundamentals appear positioned to benefit from a continued focus on balance sheet improvement, particularly within large BBB-rated issuers, and from what we expect to be a decent year for revenues and profitability. That said, these positive factors appeared to be largely priced in at current spread levels.
In our view, there continue to be numerous opportunities from a relative value standpoint to identify issuers that we would expect to outperform in most market environments. With credit spreads generally near where we would call fair value at the end of the reporting period, the Fund was positioned essentially neutrally from an overall risk perspective, while being somewhat overweight in what we believe to be our best ideas. As always, we will continue to utilize intensive research to identify new opportunities while seeking to ensure we are adequately compensated for risk on our current positions.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,052.70	1,022.93	2.62	2.58	0.50
Class 2	1,000.00	1,000.00	1,050.90	1,021.66	3.92	3.86	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Agency 1.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2016-20L Class 1
12/01/2036	2.810%	4,866,190	4,978,558
Series 2017-20E Class 1
05/01/2037	2.880%	431,060	441,218
Series 2017-20F Class 1
06/01/2037	2.810%	3,452,902	3,523,255
Series 2017-20G Class 1
07/01/2037	2.980%	3,183,996	3,274,565
Series 2017-20H Class 1
08/01/2037	2.750%	2,783,612	2,817,607
Series 2017-20I Class 1
09/01/2037	2.590%	4,971,642	4,988,919
Total Asset-Backed Securities — Agency (Cost $19,689,402)			20,024,122

Corporate Bonds & Notes 53.3%

Aerospace & Defense 0.8%
Boeing Co. (The)
02/01/2030	2.950%	2,560,000	2,612,602
Northrop Grumman Corp.
01/15/2028	3.250%	3,890,000	4,057,909
10/15/2047	4.030%	5,805,000	6,479,632
Total			13,150,143
Automotive 0.3%
Ford Motor Co.
01/15/2043	4.750%	5,480,000	4,872,473
Banking 6.8%
Bank of America Corp.(a)
12/20/2028	3.419%	1,310,000	1,375,882
07/23/2030	3.194%	12,780,000	13,233,238
Subordinated
10/22/2030	2.884%	8,010,000	8,100,544
Capital One Financial Corp.
01/31/2028	3.800%	3,520,000	3,780,846
Citigroup, Inc.(a)
11/05/2030	2.976%	13,715,000	13,926,114
Goldman Sachs Group, Inc. (The)(a)
04/23/2039	4.411%	2,175,000	2,467,280
Goldman Sachs Group, Inc. (The)
07/08/2044	4.800%	6,790,000	8,188,051
JPMorgan Chase & Co.(a)
10/15/2030	2.739%	29,355,000	29,397,359
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley(a)
01/23/2030	4.431%	7,984,000	9,027,815
Wells Fargo & Co.(a)
10/30/2030	2.879%	20,486,000	20,642,627
Total			110,139,756
Cable and Satellite 2.1%
Charter Communications Operating LLC/Capital
03/01/2050	4.800%	12,460,000	13,140,270
Comcast Corp.
08/15/2047	4.000%	8,380,000	9,256,713
02/01/2050	3.450%	2,000,000	2,053,494
11/01/2052	4.049%	8,651,000	9,717,833
Total			34,168,310
Chemicals 0.6%
Dow Chemical Co. (The)
05/15/2049	4.800%	4,916,000	5,679,053
DowDuPont, Inc.
11/15/2048	5.419%	1,295,000	1,595,562
LYB International Finance III LLC
10/15/2049	4.200%	2,270,000	2,368,482
Total			9,643,097
Diversified Manufacturing 0.5%
3M Co.
08/26/2049	3.250%	1,600,000	1,552,535
United Technologies Corp.
06/01/2042	4.500%	3,000,000	3,600,871
11/16/2048	4.625%	2,870,000	3,591,034
Total			8,744,440
Electric 7.4%
AEP Texas, Inc.
01/15/2050	3.450%	7,705,000	7,713,737
CenterPoint Energy, Inc.
09/01/2049	3.700%	3,485,000	3,438,292
CMS Energy Corp.
02/15/2027	2.950%	6,374,000	6,439,698
03/31/2043	4.700%	1,932,000	2,179,132
03/01/2044	4.875%	4,615,000	5,500,132
Consolidated Edison Co. of New York, Inc.
06/15/2046	3.850%	4,315,000	4,651,159
Dominion Energy, Inc.
03/15/2049	4.600%	3,325,000	3,857,979
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Energy Co.
10/01/2026	2.850%	19,123,000	19,234,915
Duke Energy Corp.
09/01/2046	3.750%	15,110,000	15,584,983
Duke Energy Indiana LLC
10/01/2049	3.250%	464,000	466,761
Emera U.S. Finance LP
06/15/2046	4.750%	6,160,000	7,120,274
FirstEnergy Corp.
07/15/2047	4.850%	1,250,000	1,476,022
Indiana Michigan Power Co.
07/01/2047	3.750%	4,614,000	4,880,447
Oncor Electric Delivery Co. LLC
09/15/2049	3.100%	1,740,000	1,710,885
Pennsylvania Electric Co.(b)
06/01/2029	3.600%	1,630,000	1,724,909
Southern California Edison Co.
10/01/2043	4.650%	2,090,000	2,361,000
03/01/2048	4.125%	2,200,000	2,354,329
1st Refunding Mortgage
03/15/2043	3.900%	1,252,000	1,277,106
Southern Co. (The)
07/01/2036	4.250%	2,344,000	2,527,618
07/01/2046	4.400%	11,215,000	12,449,893
Xcel Energy, Inc.
09/15/2041	4.800%	7,519,000	8,518,940
12/01/2049	3.500%	3,770,000	3,831,965
Total			119,300,176
Finance Companies 1.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	18,280,000	19,520,138
Food and Beverage 4.2%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	22,974,000	27,331,399
Bacardi Ltd.(b)
05/15/2038	5.150%	10,771,000	12,195,361
Conagra Brands, Inc.
11/01/2038	5.300%	4,065,000	4,827,246
11/01/2048	5.400%	930,000	1,137,679
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	13,146,000	12,955,473
Mars, Inc.(b)
04/01/2059	4.200%	3,350,000	3,800,368
Molson Coors Brewing Co.
05/01/2042	5.000%	705,000	773,062
07/15/2046	4.200%	582,000	580,336
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PepsiCo, Inc.
10/06/2046	3.450%	1,410,000	1,494,311
Sysco Corp.
04/01/2046	4.500%	1,865,000	2,143,820
Tyson Foods, Inc.
06/02/2047	4.550%	1,410,000	1,615,715
Total			68,854,770
Health Care 2.3%
Abbott Laboratories
11/30/2046	4.900%	1,860,000	2,438,838
Becton Dickinson and Co.
06/06/2027	3.700%	1,018,000	1,083,598
05/15/2044	4.875%	2,063,000	2,346,555
12/15/2044	4.685%	872,000	1,014,655
Cardinal Health, Inc.
06/15/2047	4.368%	4,410,000	4,364,500
Cigna Corp.
08/15/2038	4.800%	5,095,000	5,940,016
12/15/2048	4.900%	2,555,000	3,051,938
CVS Health Corp.
03/25/2048	5.050%	10,096,000	11,976,406
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	3,425,000	3,531,677
Thermo Fisher Scientific, Inc.
10/01/2029	2.600%	1,086,000	1,076,029
Total			36,824,212
Healthcare Insurance 1.2%
Aetna, Inc.
08/15/2047	3.875%	1,765,000	1,788,770
Anthem, Inc.
08/15/2044	4.650%	2,795,000	3,149,915
Centene Corp.(b)
12/15/2029	4.625%	2,197,000	2,313,633
UnitedHealth Group, Inc.
08/15/2039	3.500%	12,052,000	12,685,492
Total			19,937,810
Independent Energy 1.1%
Apache Corp.
04/15/2043	4.750%	1,683,000	1,624,080
Canadian Natural Resources Ltd.
03/15/2038	6.250%	1,945,000	2,520,052
ConocoPhillips Co.
11/15/2044	4.300%	2,890,000	3,393,768
Hess Corp.
02/15/2041	5.600%	3,895,000	4,587,465

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc.
11/15/2043	5.250%	4,740,000	5,308,719
Total			17,434,084
Integrated Energy 0.5%
Cenovus Energy, Inc.
06/15/2047	5.400%	3,110,000	3,609,098
Shell International Finance BV
11/07/2049	3.125%	5,280,000	5,207,213
Total			8,816,311
Life Insurance 2.7%
American International Group, Inc.
07/16/2044	4.500%	2,570,000	2,963,894
Brighthouse Financial, Inc.
06/22/2047	4.700%	552,000	510,972
Guardian Life Insurance Co. of America (The)(b)
Subordinated
01/24/2077	4.850%	4,523,000	5,578,509
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
10/15/2070	3.729%	6,345,000	6,185,478
04/01/2077	4.900%	50,000	61,173
MetLife, Inc.
03/01/2045	4.050%	1,100,000	1,274,904
New York Life Insurance Co.(b)
Subordinated
05/15/2069	4.450%	3,830,000	4,405,187
Northwestern Mutual Life Insurance Co. (The)(b)
09/30/2059	3.625%	7,603,000	7,624,237
Prudential Financial, Inc.
03/13/2051	3.700%	2,725,000	2,869,160
Teachers Insurance & Annuity Association of America(b)
Subordinated
05/15/2047	4.270%	6,596,000	7,506,483
Voya Financial, Inc.
06/15/2046	4.800%	4,130,000	4,777,750
Total			43,757,747
Media and Entertainment 0.9%
Discovery Communications LLC
09/20/2037	5.000%	1,600,000	1,813,193
05/15/2049	5.300%	4,792,000	5,677,407
Fox Corp.(b)
01/25/2039	5.476%	1,340,000	1,639,572
Walt Disney Co. (The)
09/15/2044	4.750%	4,000,000	5,070,416
Total			14,200,588
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 3.9%
Enterprise Products Operating LLC
01/31/2050	4.200%	6,145,000	6,633,564
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	1,925,000	2,108,668
Kinder Morgan, Inc.
02/15/2046	5.050%	11,960,000	13,441,103
MPLX LP
04/15/2048	4.700%	7,745,000	7,885,804
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	11,620,000	11,302,982
Southern Natural Gas Co. LLC
03/01/2032	8.000%	560,000	795,344
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	4,530,000	4,918,871
Western Gas Partners LP
08/15/2048	5.500%	4,580,000	4,044,233
Williams Companies, Inc. (The)
09/15/2045	5.100%	11,115,000	12,357,014
Total			63,487,583
Natural Gas 1.5%
NiSource Finance Corp.
05/15/2027	3.490%	2,955,000	3,106,790
NiSource, Inc.
02/15/2043	5.250%	1,575,000	1,910,059
02/15/2044	4.800%	3,351,000	3,883,592
05/15/2047	4.375%	4,234,000	4,702,162
Sempra Energy
06/15/2027	3.250%	374,000	385,717
02/01/2028	3.400%	9,760,000	10,128,165
Total			24,116,485
Oil Field Services 0.1%
Halliburton Co.
11/15/2045	5.000%	1,945,000	2,219,475
Pharmaceuticals 3.5%
AbbVie, Inc.(b)
11/21/2049	4.250%	12,915,000	13,697,426
Allergan Funding SCS
06/15/2044	4.850%	3,290,000	3,651,300
Amgen, Inc.
06/15/2051	4.663%	7,930,000	9,335,609
Bristol-Myers Squibb Co.(b)
02/20/2048	4.550%	1,082,000	1,326,277
10/26/2049	4.250%	4,382,000	5,206,838

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gilead Sciences, Inc.
03/01/2047	4.150%	5,745,000	6,392,334
Johnson & Johnson
12/05/2033	4.375%	10,574,000	12,625,737
Pfizer, Inc.
03/15/2049	4.000%	3,345,000	3,854,448
Total			56,089,969
Property & Casualty 0.4%
Liberty Mutual Group, Inc.(b)
10/15/2050	3.951%	3,880,000	4,071,335
Travelers Companies, Inc. (The)
05/30/2047	4.000%	2,405,000	2,717,148
Total			6,788,483
Railroads 1.3%
Canadian National Railway Co.
02/03/2048	3.650%	1,510,000	1,668,098
CSX Corp.
09/15/2049	3.350%	2,785,000	2,752,438
11/01/2066	4.250%	4,793,000	5,160,154
Norfolk Southern Corp.
08/15/2052	4.050%	3,670,000	4,032,646
Union Pacific Corp.
08/15/2059	3.950%	5,130,000	5,378,502
Union Pacific Corp.(b)
03/20/2060	3.839%	2,675,000	2,715,830
Total			21,707,668
Restaurants 0.4%
McDonald’s Corp.
09/01/2049	3.625%	6,260,000	6,398,605
Retailers 0.9%
Lowe’s Companies, Inc.
05/03/2047	4.050%	6,050,000	6,536,129
Target Corp.
04/15/2046	3.625%	4,000,000	4,374,004
Walmart, Inc.
12/15/2047	3.625%	2,630,000	2,914,112
Total			13,824,245
Supermarkets 0.3%
Kroger Co. (The)
04/15/2042	5.000%	1,064,000	1,181,955
02/01/2047	4.450%	2,035,000	2,160,080
01/15/2048	4.650%	1,500,000	1,640,006
Total			4,982,041
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 3.3%
Apple, Inc.
02/09/2045	3.450%	8,925,000	9,447,888
09/11/2049	2.950%	1,180,000	1,152,281
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	7,800,000	8,103,359
Corning, Inc.
11/15/2079	5.450%	1,130,000	1,248,930
Intel Corp.
05/11/2047	4.100%	3,000,000	3,464,636
International Business Machines Corp.
05/15/2049	4.250%	8,336,000	9,535,952
Microsoft Corp.
08/08/2046	3.700%	11,545,000	13,028,370
Oracle Corp.
07/08/2034	4.300%	3,110,000	3,641,973
07/15/2046	4.000%	2,500,000	2,776,965
QUALCOMM, Inc.
05/20/2047	4.300%	1,475,000	1,690,063
Total			54,090,417
Tobacco 0.2%
BAT Capital Corp.
08/15/2047	4.540%	3,270,000	3,283,220
Transportation Services 1.0%
ERAC U.S.A. Finance LLC(b)
11/01/2046	4.200%	5,521,000	5,927,749
FedEx Corp.
11/15/2045	4.750%	3,390,000	3,598,244
04/01/2046	4.550%	4,135,000	4,261,872
United Parcel Service, Inc.
09/01/2049	3.400%	2,790,000	2,830,737
Total			16,618,602
Wireless 1.0%
American Tower Corp.
08/15/2029	3.800%	5,263,000	5,626,540
Rogers Communications, Inc.
11/15/2049	3.700%	5,755,000	5,837,775
Vodafone Group PLC
09/17/2050	4.250%	3,850,000	4,041,744
Total			15,506,059

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 2.9%
AT&T, Inc.
03/01/2039	4.850%	9,249,000	10,684,754
12/15/2042	4.300%	5,660,000	6,057,779
12/15/2043	5.350%	545,000	641,575
06/15/2045	4.350%	12,705,000	13,718,514
Telefonica Emisiones SAU
03/06/2048	4.895%	3,970,000	4,538,036
Verizon Communications, Inc.
08/21/2046	4.862%	9,445,000	11,728,269
Total			47,368,927
Total Corporate Bonds & Notes (Cost $802,462,342)			865,845,834

Foreign Government Obligations(c) 0.6%

Mexico 0.6%
Mexico Government International Bond
01/15/2047	4.350%	8,300,000	8,764,210
Total Foreign Government Obligations (Cost $7,626,123)			8,764,210

U.S. Treasury Obligations 40.4%

U.S. Treasury
10/31/2022	2.000%	7,764,000	7,849,525
10/31/2024	2.250%	2,376,000	2,438,184
02/28/2025	2.750%	17,500,000	18,405,078
08/15/2027	2.250%	8,800,000	9,051,625
05/15/2028	2.875%	5,000,000	5,385,938
05/15/2029	2.375%	3,500,000	3,640,547
02/15/2031	5.375%	4,000,000	5,371,875
02/15/2036	4.500%	30,000,000	39,839,063
05/15/2038	4.500%	30,000,000	40,589,063
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2039	3.500%	49,000,000	58,815,312
11/15/2039	4.375%	6,300,000	8,442,984
08/15/2040	3.875%	10,000,000	12,625,000
02/15/2041	4.750%	8,000,000	11,303,750
05/15/2041	4.375%	25,383,000	34,271,016
05/15/2043	2.875%	17,600,000	19,214,250
08/15/2044	3.125%	16,500,000	18,815,156
11/15/2044	3.000%	10,000,000	11,173,438
11/15/2045	3.000%	12,000,000	13,455,000
11/15/2046	2.875%	8,000,000	8,797,500
11/15/2047	2.750%	26,500,000	28,487,500
02/15/2048	3.000%	101,200,000	114,087,187
08/15/2049	2.250%	2,235,000	2,174,934
U.S. Treasury(d)
05/15/2047	3.000%	122,157,900	137,580,335
U.S. Treasury(e)
STRIPS
02/15/2040	0.000%	38,410,800	24,339,844
11/15/2041	0.000%	13,661,000	8,148,573
05/15/2043	0.000%	19,069,000	10,878,269
Total U.S. Treasury Obligations (Cost $589,633,608)			655,180,946

Money Market Funds 3.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(f),(g)	61,440,486	61,434,341
Total Money Market Funds (Cost $61,434,341)		61,434,341
Total Investments in Securities (Cost: $1,480,845,816)		1,611,249,453
Other Assets & Liabilities, Net		12,094,226
Net Assets		1,623,343,679

At December 31, 2019, securities and/or cash totaling $2,957,504 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	1,055	03/2020	USD	164,481,094	—	(3,303,366)
U.S. Ultra Treasury Bond	124	03/2020	USD	22,525,375	—	(625,704)
Total					—	(3,929,070)

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(505)	03/2020	USD	(64,853,047)	547,313	—
U.S. Treasury 2-Year Note	(11)	03/2020	USD	(2,370,500)	923	—
U.S. Treasury 5-Year Note	(129)	03/2020	USD	(15,300,609)	47,103	—
U.S. Ultra Bond 10-Year Note	(170)	03/2020	USD	(23,919,531)	305,129	—
Total					900,468	—
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $85,980,365, which represents 5.30% of total net assets.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)	Zero coupon bond.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	40,485,237	390,865,916	(369,910,667)	61,440,486	(118)	—	1,088,649	61,434,341
Abbreviation Legend
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	20,024,122	—	20,024,122
Corporate Bonds & Notes	—	865,845,834	—	865,845,834
Foreign Government Obligations	—	8,764,210	—	8,764,210
U.S. Treasury Obligations	611,814,260	43,366,686	—	655,180,946
Money Market Funds	61,434,341	—	—	61,434,341
Total Investments in Securities	673,248,601	938,000,852	—	1,611,249,453
Investments in Derivatives
Asset
Futures Contracts	900,468	—	—	900,468
Liability
Futures Contracts	(3,929,070)	—	—	(3,929,070)
Total	670,219,999	938,000,852	—	1,608,220,851
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,419,411,475)	$1,549,815,112
Affiliated issuers (cost $61,434,341)	61,434,341
Receivable for:
Capital shares sold	49,678
Dividends	88,828
Interest	13,029,563
Foreign tax reclaims	32,434
Variation margin for futures contracts	87,477
Prepaid expenses	6,023
Trustees’ deferred compensation plan	87,284
Total assets	1,624,630,740
Liabilities
Payable for:
Capital shares purchased	623,423
Variation margin for futures contracts	506,547
Management services fees	21,919
Distribution and/or service fees	111
Service fees	747
Compensation of board members	100
Compensation of chief compliance officer	153
Other expenses	46,777
Trustees’ deferred compensation plan	87,284
Total liabilities	1,287,061
Net assets applicable to outstanding capital stock	$1,623,343,679
Represented by
Paid in capital	1,432,720,394
Total distributable earnings (loss)	190,623,285
Total - representing net assets applicable to outstanding capital stock	$1,623,343,679
Class 1
Net assets	$1,607,151,750
Shares outstanding	146,301,850
Net asset value per share	$10.99
Class 2
Net assets	$16,191,929
Shares outstanding	1,478,125
Net asset value per share	$10.95
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	15

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$1,088,649
Interest	52,593,852
Total income	53,682,501
Expenses:
Management services fees	7,656,704
Distribution and/or service fees
Class 2	34,635
Service fees	8,214
Compensation of board members	35,491
Custodian fees	34,108
Printing and postage fees	12,328
Audit fees	35,000
Legal fees	33,986
Compensation of chief compliance officer	606
Other	43,869
Total expenses	7,894,941
Net investment income	45,787,560
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	29,348,637
Investments — affiliated issuers	(118)
Futures contracts	13,457,807
Net realized gain	42,806,326
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	195,345,506
Futures contracts	(7,000,882)
Net change in unrealized appreciation (depreciation)	188,344,624
Net realized and unrealized gain	231,150,950
Net increase in net assets resulting from operations	$276,938,510
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$45,787,560	$44,118,253
Net realized gain (loss)	42,806,326	(13,814,489)
Net change in unrealized appreciation (depreciation)	188,344,624	(105,808,176)
Net increase (decrease) in net assets resulting from operations	276,938,510	(75,504,412)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(43,558,568)	(86,946,740)
Class 2	(352,059)	(911,450)
Total distributions to shareholders	(43,910,627)	(87,858,190)
Increase (decrease) in net assets from capital stock activity	(34,041,963)	137,538,034
Total increase (decrease) in net assets	198,985,920	(25,824,568)
Net assets at beginning of year	1,424,357,759	1,450,182,327
Net assets at end of year	$1,623,343,679	$1,424,357,759

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	2,085,164	21,680,904	14,654,575	141,863,268
Distributions reinvested	4,180,285	43,558,568	9,230,015	86,946,740
Redemptions	(9,611,724)	(101,225,037)	(9,184,771)	(89,190,425)
Net increase (decrease)	(3,346,275)	(35,985,565)	14,699,819	139,619,583
Class 2
Subscriptions	369,821	3,918,512	243,046	2,395,904
Distributions reinvested	33,819	352,059	96,859	911,450
Redemptions	(228,212)	(2,326,969)	(561,464)	(5,388,903)
Net increase (decrease)	175,428	1,943,602	(221,559)	(2,081,549)
Total net increase (decrease)	(3,170,847)	(34,041,963)	14,478,260	137,538,034
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$9.44	0.31	1.54	1.85	(0.30)	—	(0.30)
Year Ended 12/31/2018	$10.63	0.31	(0.85)	(0.54)	(0.35)	(0.30)	(0.65)
Year Ended 12/31/2017	$9.92	0.34	0.77	1.11	(0.36)	(0.04)	(0.40)
Year Ended 12/31/2016	$9.81	0.30	0.01	0.31	(0.20)	—	(0.20)
Year Ended 12/31/2015	$10.02	0.21	(0.22)	(0.01)	(0.20)	—	(0.20)
Class 2
Year Ended 12/31/2019	$9.41	0.28	1.53	1.81	(0.27)	—	(0.27)
Year Ended 12/31/2018	$10.60	0.28	(0.85)	(0.57)	(0.32)	(0.30)	(0.62)
Year Ended 12/31/2017	$9.90	0.31	0.76	1.07	(0.33)	(0.04)	(0.37)
Year Ended 12/31/2016	$9.79	0.28	0.00(c)	0.28	(0.17)	—	(0.17)
Year Ended 12/31/2015	$9.99	0.18	(0.20)	(0.02)	(0.18)	—	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$10.99	19.74%	0.50%	0.50%	2.94%	49%	$1,607,152
Year Ended 12/31/2018	$9.44	(5.11%)	0.51%	0.51%	3.13%	80%	$1,412,097
Year Ended 12/31/2017	$10.63	11.35%	0.54%	0.54%	3.32%	161%	$1,434,026
Year Ended 12/31/2016	$9.92	3.02%	0.57%	0.56%	2.96%	394%	$1,464,843
Year Ended 12/31/2015	$9.81	(0.07%)	0.57%	0.56%	2.09%	414%	$1,483,185
Class 2
Year Ended 12/31/2019	$10.95	19.42%	0.75%	0.75%	2.68%	49%	$16,192
Year Ended 12/31/2018	$9.41	(5.37%)	0.76%	0.76%	2.87%	80%	$12,261
Year Ended 12/31/2017	$10.60	10.99%	0.79%	0.79%	3.07%	161%	$16,156
Year Ended 12/31/2016	$9.90	2.78%	0.82%	0.81%	2.73%	394%	$17,042
Year Ended 12/31/2015	$9.79	(0.22%)	0.82%	0.81%	1.86%	414%	$12,641
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	19

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
20	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	900,468*

22	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	3,929,070*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	13,457,807

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(7,000,882)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	166,822,008
Futures contracts — short	105,814,104

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all
24	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.55%	0.59%
Class 2	0.80	0.84
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
35,098	(35,098)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
43,910,627	—	43,910,627	61,447,742	26,410,449	87,858,191
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
26	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
62,890,740	8,683,654	—	119,126,169
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,489,094,682	121,213,349	(2,087,180)	119,126,169
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	—	—	15,071,554	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $736,933,533 and $783,899,084, respectively, for the year ended December 31, 2019, of which $45,736,522 and $49,430,788, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
28	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Long Government/Credit Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Long Government/Credit Bond Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Capital gain dividend
$9,117,837
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
32	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2019

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Columbia Variable Portfolio – Long Government/Credit Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1876 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Small Company Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Company Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Company Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collete, CFA
Co-Portfolio Manager
Managed Fund since 2010
Lawrence Lin, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	40.70	15.90	14.30
Class 2	06/01/00	40.39	15.62	14.00
Russell 2000 Growth Index		28.48	9.34	13.01
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	2.4
Consumer Discretionary	16.0
Consumer Staples	1.6
Energy	0.4
Financials	3.0
Health Care	37.7
Industrials	14.5
Information Technology	19.0
Materials	2.4
Real Estate	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 90.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 40.39%. The Fund solidly outperformed the Russell 2000 Growth Index, which returned 28.48% for the same time period. We entered 2019 with a portfolio that was valued significantly lower than what we had calculated to be our dollar-weighted expected value. This, combined with an accommodative Federal Reserve (Fed) policy and benign inflation, created an excellent environment for portfolio holdings to move higher during the period. Stock selection in health care, technology and financials were the main drivers of the Fund’s performance advantage, while selection in industrials detracted for the period.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid global economic growth and a recovery from meaningful market losses in the fourth quarter of 2018. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns. While expectations for a trade agreement shifted throughout the year, the progress was ultimately forward, with reports in the fourth quarter that the U.S. and China were preparing to sign a phase one trade deal.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Fed reduced short-term interest rates three times during the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, The Fed stated that it viewed its current monetary policy appropriate to support sustained economic expansion, a strong labor market and inflation near its 2.0% target. In the second half of the year, central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49%, led by a 48.0% price gain in information technology stocks and 30.9% in communication services. Growth stocks solidly outperformed value stocks for the year, and large-cap stocks led mid-cap and small-cap stocks.
Contributors and detractors
Software-as-a-Service (SaaS) holdings as a group were among the highest contributors to Fund performance for the year. There were several reasons these companies were among the market’s best business models. They tended to be mission critical to their customers, have recurring-revenues with high gross margins and very high switching costs once customers have standardized on them in their workflows. Within SaaS, Coupa Software, Inc. was a top contributor to Fund results. Coupa is a cloud-based software company specializing in business-spend management that we considered to be revolutionizing the business procurement process by providing visibility and cost savings to customers. Coupa’s platform seeks to generate positive network effects as it adds customers and increases the aggregate buying power of the platform, which attracts more suppliers and increases the platform’s usefulness to customers. The growth in aggregate buying power also drives better supplier pricing to customers. Over time, Coupa has added additional capabilities, such as data analytics and payments, which has resulted in improved stickiness and higher switching costs for customers. The strength of the business model and management’s continued execution on achieving financial targets gave us the confidence to forecast a longer time horizon for the financial assessment of the company. When Coupa shares pulled back significantly during the fourth quarter of 2018, we capitalized by buying this high-quality stock at prices below our estimate of its fair value. At period end, we remained excited about the prospects for this SaaS leader, which remains a top holding in the Fund.
Array BioPharma, Inc., another significant contributor to Fund performance, highlights how we work side by side with our central research analysts to create returns that exceed the Fund’s benchmark. One of our Columbia Threadneedle research analysts identified Array as a must-own biopharmaceutical growth company because it combined wholly-owned precision
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
oncology drugs, royalty streams on partnered assets and an exceptionally productive small molecule research and development engine. Early in 2019, Array had substantiated its flagship product (Braftovi/Mektovi) as the best-in-class medicine for BRAF-driven cancers with its clinical trial and commercial performance in melanoma and colorectal cancer. In June 2019, Pfizer, Inc. bought Array for $48/share, which was a significant premium over our initial purchase of the stock.
In a year of few disappointments, Etsy, Inc. and Healthcare Services Group, Inc. detracted from results. Etsy operates an EBAY-like website for third-party sellers, focusing on handmade and vintage items, specialty creations and unique products. It provides a large market across clothing, housewares, gift items, music and more. The stock underperformed on concerns about the impact of the company’s mandate that sellers offer free shipping to customers. While this may result in temporary disruption, the move aligns them with other major internet sellers, most notably Amazon.com, Inc. We believe the strategy has the potential to increase sales over time if it results in higher customer satisfaction. Etsy’s business model is currently among the most profitable of any company in the portfolio. Healthcare Services Group managed through a period of elevated bankruptcies in the skilled nursing facility industry, the primary customers for the company’s housekeeping and dining services. As the largest U.S. provider of these outsourced services, Healthcare Services has what we currently believe is an unparalleled cost advantage and niche dominance. Approximately 23,000 U.S. facilities are possible customers for both types of services and the company’s penetration into this market is still relatively small. We believe that Healthcare Services has an opportunity to further expand its dining services into the assisted living industry, which would add to the already large total available market opportunity in its core market. The company faced a challenged customer environment in 2019, but we believe the worst may be behind Healthcare Services, and we believe the stock is attractively valued.
At period’s end
At the close of the reporting period, we were confident that many portfolio holdings have the potential to become household names and among America’s best growth companies. We make it our mission to find unfamiliar companies that we believe have the potential to become future disruptors among small companies, such as Intuitive Surgical Inc., with its Da Vinci robotic instruments and Illumina, Inc., which pioneered today’s leading genomic sequencing instruments. Neither were recognizable household names in the early 2000s. We believe our disciplined investment process helps us identify companies with competitive advantages that have the potential to enable them to outgrow their competition, earn higher financial returns than their cost of capital and do so for a longer period than the market anticipates. Our valuation analysis helps us in identifying attractive entry and exit prices, which we believe enhances the portfolio’s risk adjusted return profile.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,050.40	1,020.94	4.65	4.58	0.89
Class 2	1,000.00	1,000.00	1,049.20	1,019.67	5.95	5.87	1.14
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.2%
Issuer	Shares	Value ($)
Communication Services 2.4%
Entertainment 1.1%
World Wrestling Entertainment, Inc., Class A	58,423	3,789,900
Media 1.3%
Entercom Communications Corp., Class A	168,105	780,007
Nexstar Media Group, Inc., Class A	29,321	3,437,888
Total		4,217,895
Total Communication Services		8,007,795
Consumer Discretionary 15.9%
Hotels, Restaurants & Leisure 9.2%
Eldorado Resorts, Inc.(a)	132,872	7,924,486
Planet Fitness, Inc., Class A(a)	122,631	9,158,083
PlayAGS, Inc.(a)	213,408	2,588,639
Texas Roadhouse, Inc.	111,869	6,300,462
Wingstop, Inc.	59,913	5,166,298
Total		31,137,968
Internet & Direct Marketing Retail 1.3%
Etsy, Inc.(a)	95,891	4,247,972
Multiline Retail 1.7%
Ollie’s Bargain Outlet Holdings, Inc.(a)	85,933	5,612,284
Specialty Retail 3.7%
Five Below, Inc.(a)	58,168	7,437,361
Floor & Decor Holdings, Inc.(a)	101,915	5,178,301
Total		12,615,662
Total Consumer Discretionary		53,613,886
Consumer Staples 1.6%
Food & Staples Retailing 1.6%
BJ’s Wholesale Club Holdings, Inc.(a)	244,245	5,554,131
Total Consumer Staples		5,554,131
Energy 0.4%
Energy Equipment & Services 0.4%
Frank’s International NV(a)	246,610	1,274,974
Total Energy		1,274,974
Financials 3.0%
Insurance 0.6%
Goosehead Insurance, Inc., Class A	47,770	2,025,448
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 2.4%
LendingTree, Inc.(a)	27,087	8,219,279
Total Financials		10,244,727
Health Care 37.4%
Biotechnology 4.9%
Adamas Pharmaceuticals, Inc.(a)	80,684	305,792
Arrowhead Pharmaceuticals, Inc.(a)	31,879	2,022,085
bluebird bio, Inc.(a)	14,220	1,247,805
Immunomedics, Inc.(a)	112,641	2,383,484
Ligand Pharmaceuticals, Inc.(a)	27,404	2,857,963
Mirati Therapeutics, Inc.(a)	10,223	1,317,336
Sarepta Therapeutics, Inc.(a)	20,253	2,613,447
SpringWorks Therapeutics, Inc.(a)	33,757	1,299,307
Turning Point Therapeutics, Inc.(a)	18,523	1,153,798
uniQure NV(a)	18,243	1,307,293
Total		16,508,310
Health Care Equipment & Supplies 15.0%
BioLife Solutions, Inc.(a)	177,433	2,870,866
Cantel Medical Corp.	96,087	6,812,568
Glaukos Corp.(a)	51,098	2,783,308
Heska Corp.(a)	87,450	8,389,953
Neogen Corp.(a)	103,741	6,770,138
Quidel Corp.(a)	130,879	9,819,852
Quotient Ltd.(a)	354,163	3,368,090
Tactile Systems Technology, Inc.(a)	14,663	989,899
Tandem Diabetes Care, Inc.(a)	42,635	2,541,472
West Pharmaceutical Services, Inc.	43,178	6,490,949
Total		50,837,095
Health Care Providers & Services 9.1%
Addus HomeCare Corp.(a)	30,137	2,929,919
Amedisys, Inc.(a)	51,016	8,515,591
Chemed Corp.	17,493	7,683,975
Guardant Health, Inc.(a)	61,188	4,781,230
HealthEquity, Inc.(a)	93,080	6,894,436
Total		30,805,151
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology 1.8%
Teladoc Health, Inc.(a)	71,542	5,989,496
Life Sciences Tools & Services 6.6%
Adaptive Biotechnologies Corp.(a)	69,018	2,065,019
Bio-Techne Corp.	50,708	11,130,913
Codexis, Inc.(a)	132,240	2,114,518
NanoString Technologies, Inc.(a)	79,298	2,206,070
Pacific Biosciences of California, Inc.(a)	189,846	975,808
Quanterix Corp.(a)	156,556	3,699,418
Total		22,191,746
Total Health Care		126,331,798
Industrials 14.3%
Aerospace & Defense 1.1%
Aerojet Rocketdyne Holdings, Inc.(a)	80,419	3,671,932
Building Products 3.4%
Simpson Manufacturing Co., Inc.	68,965	5,533,062
Trex Company, Inc.(a)	67,937	6,106,177
Total		11,639,239
Commercial Services & Supplies 3.1%
Casella Waste Systems, Inc., Class A(a)	48,005	2,209,670
Healthcare Services Group, Inc.	226,434	5,506,875
McGrath Rentcorp	37,325	2,856,856
Total		10,573,401
Machinery 3.3%
John Bean Technologies Corp.	34,967	3,939,382
Proto Labs, Inc.(a)	71,476	7,258,388
Total		11,197,770
Professional Services 0.7%
Insperity, Inc.	25,485	2,192,729
Road & Rail 1.8%
Saia, Inc.(a)	66,822	6,222,465
Trading Companies & Distributors 0.9%
SiteOne Landscape Supply, Inc.(a)	33,580	3,044,027
Total Industrials		48,541,563
Information Technology 18.8%
Electronic Equipment, Instruments & Components 1.2%
Littelfuse, Inc.	21,453	4,103,959
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 1.6%
Cabot Microelectronics Corp.	24,345	3,513,471
MKS Instruments, Inc.	17,325	1,905,923
Total		5,419,394
Software 16.0%
Alteryx, Inc., Class A(a)	59,135	5,917,639
Avalara, Inc.(a)	118,612	8,688,329
Bill.com Holdings, Inc.(a)	4,018	152,885
Coupa Software, Inc.(a)	57,194	8,364,622
Digimarc Corp.(a)	24,330	816,515
Everbridge, Inc.(a)	62,640	4,890,931
ForeScout Technologies, Inc.(a)	65,799	2,158,207
HubSpot, Inc.(a)	32,749	5,190,717
Paylocity Holding Corp.(a)	32,343	3,907,681
RingCentral, Inc., Class A(a)	18,998	3,204,393
Smartsheet, Inc., Class A(a)	91,368	4,104,251
Trade Desk, Inc. (The), Class A(a)	25,712	6,679,463
Total		54,075,633
Total Information Technology		63,598,986
Materials 2.4%
Chemicals 2.4%
Balchem Corp.	53,400	5,427,042
Livent Corp.(a)	313,968	2,684,426
Total		8,111,468
Total Materials		8,111,468
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
Coresite Realty Corp.	58,081	6,512,042
STORE Capital Corp.	98,677	3,674,731
Total		10,186,773
Total Real Estate		10,186,773
Total Common Stocks (Cost $320,437,778)		335,466,101

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	6,714,598	6,713,926
Total Money Market Funds (Cost $6,714,078)		6,713,926
Total Investments in Securities (Cost: $327,151,856)		342,180,027
Other Assets & Liabilities, Net		(4,039,517)
Net Assets		338,140,510
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	249,829	320,775,791	(314,311,022)	6,714,598	230	(152)	121,574	6,713,926
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,007,795	—	—	8,007,795
Consumer Discretionary	53,613,886	—	—	53,613,886
Consumer Staples	5,554,131	—	—	5,554,131
Energy	1,274,974	—	—	1,274,974
Financials	10,244,727	—	—	10,244,727
Health Care	126,331,798	—	—	126,331,798
Industrials	48,541,563	—	—	48,541,563
Information Technology	63,598,986	—	—	63,598,986
Materials	8,111,468	—	—	8,111,468
Real Estate	10,186,773	—	—	10,186,773
Total Common Stocks	335,466,101	—	—	335,466,101
Money Market Funds	6,713,926	—	—	6,713,926
Total Investments in Securities	342,180,027	—	—	342,180,027
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $320,437,778)	$335,466,101
Affiliated issuers (cost $6,714,078)	6,713,926
Receivable for:
Dividends	165,989
Prepaid expenses	119
Trustees’ deferred compensation plan	59,807
Total assets	342,405,942
Liabilities
Payable for:
Investments purchased	4,044,622
Capital shares purchased	98,091
Management services fees	8,028
Distribution and/or service fees	4
Service fees	2,921
Compensation of board members	28,955
Compensation of chief compliance officer	8
Other expenses	22,996
Trustees’ deferred compensation plan	59,807
Total liabilities	4,265,432
Net assets applicable to outstanding capital stock	$338,140,510
Represented by
Paid in capital	316,457,839
Total distributable earnings (loss)	21,682,671
Total - representing net assets applicable to outstanding capital stock	$338,140,510
Class 1
Net assets	$337,568,087
Shares outstanding	18,942,103
Net asset value per share	$17.82
Class 2
Net assets	$572,423
Shares outstanding	34,076
Net asset value per share	$16.80
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$495,998
Dividends — affiliated issuers	121,574
Interfund lending	336
Total income	617,908
Expenses:
Management services fees	1,022,086
Distribution and/or service fees
Class 2	1,424
Service fees	39,400
Compensation of board members	17,280
Custodian fees	8,227
Printing and postage fees	11,507
Audit fees	30,200
Legal fees	2,214
Compensation of chief compliance officer	21
Other	7,493
Total expenses	1,139,852
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(92,849)
Total net expenses	1,047,003
Net investment loss	(429,095)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,273,214
Investments — affiliated issuers	230
Foreign currency translations	69
Net realized gain	7,273,513
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	16,447,540
Investments — affiliated issuers	(152)
Net change in unrealized appreciation (depreciation)	16,447,388
Net realized and unrealized gain	23,720,901
Net increase in net assets resulting from operations	$23,291,806
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment loss	$(429,095)	$(94,686)
Net realized gain	7,273,513	6,162,571
Net change in unrealized appreciation (depreciation)	16,447,388	(6,085,197)
Net increase (decrease) in net assets resulting from operations	23,291,806	(17,312)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(6,000,386)	(4,391,259)
Class 2	(116,037)	(82,849)
Total distributions to shareholders	(6,116,423)	(4,474,108)
Increase (decrease) in net assets from capital stock activity	295,855,272	(1,279,180)
Total increase (decrease) in net assets	313,030,655	(5,770,600)
Net assets at beginning of year	25,109,855	30,880,455
Net assets at end of year	$338,140,510	$25,109,855

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	17,276,396	294,484,935	88,009	1,660,371
Distributions reinvested	344,652	6,000,386	253,830	4,391,259
Redemptions	(252,661)	(4,629,598)	(389,697)	(7,386,847)
Net increase (decrease)	17,368,387	295,855,723	(47,858)	(1,335,217)
Class 2
Subscriptions	1,128	19,974	3,409	62,691
Distributions reinvested	7,062	116,037	5,018	82,849
Redemptions	(7,597)	(136,462)	(4,978)	(89,503)
Net increase (decrease)	593	(451)	3,449	56,037
Total net increase (decrease)	17,368,980	295,855,272	(44,409)	(1,279,180)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

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Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$15.64	(0.06)	6.33	6.27	(4.09)	(4.09)
Year Ended 12/31/2018	$18.71	(0.06)	0.02	(0.04)	(3.03)	(3.03)
Year Ended 12/31/2017	$15.31	(0.06)	4.43	4.37	(0.97)	(0.97)
Year Ended 12/31/2016	$16.85	(0.02)	1.93	1.91	(3.45)	(3.45)
Year Ended 12/31/2015	$17.04	(0.08)	0.82	0.74	(0.93)	(0.93)
Class 2
Year Ended 12/31/2019	$14.91	(0.11)	6.04	5.93	(4.04)	(4.04)
Year Ended 12/31/2018	$17.97	(0.10)	0.03	(0.07)	(2.99)	(2.99)
Year Ended 12/31/2017	$14.75	(0.10)	4.25	4.15	(0.93)	(0.93)
Year Ended 12/31/2016	$16.34	(0.06)	1.87	1.81	(3.40)	(3.40)
Year Ended 12/31/2015	$16.59	(0.12)	0.80	0.68	(0.93)	(0.93)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$17.82	40.70%	0.97%	0.89%	(0.36%)	100%	$337,568
Year Ended 12/31/2018	$15.64	(1.75%)	1.24%	0.90%	(0.31%)	156%	$24,611
Year Ended 12/31/2017	$18.71	29.25%	1.25%	0.93%	(0.38%)	153%	$30,341
Year Ended 12/31/2016	$15.31	12.74%	1.29%	0.94%	(0.13%)	183%	$26,912
Year Ended 12/31/2015	$16.85	3.83%	1.17%	0.96%	(0.47%)	150%	$27,479
Class 2
Year Ended 12/31/2019	$16.80	40.39%	1.22%	1.14%	(0.62%)	100%	$572
Year Ended 12/31/2018	$14.91	(2.00%)	1.49%	1.15%	(0.55%)	156%	$499
Year Ended 12/31/2017	$17.97	28.84%	1.50%	1.18%	(0.63%)	153%	$540
Year Ended 12/31/2016	$14.75	12.53%	1.54%	1.19%	(0.38%)	183%	$454
Year Ended 12/31/2015	$16.34	3.56%	1.42%	1.21%	(0.72%)	150%	$495
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.87% of the Fund’s average daily net assets.
20	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $25,460,530 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.03% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	0.89%
Class 2	1.14
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, ownership change loss limitation, re-characterization of distributions for investments, net operating loss reclassification, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
379,920	(379,920)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,378,154	2,738,269	6,116,423	3,252,753	1,221,355	4,474,108
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
5,106,425	2,211,156	—	14,570,831
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
327,609,196	26,118,465	(11,547,634)	14,570,831
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
22	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $403,535,246 and $116,714,104, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	5,600,000	2.16	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 90.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Company Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Company Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	25

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction	Capital gain dividend
3.67%	$2,324,845
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
26	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
28	Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2019	29

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Columbia Variable Portfolio – Small Company Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1506 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Strategic Income Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Strategic Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2010
Colin Lundgren, CFA
Co-Portfolio Manager
Managed Fund since 2010
Jason Callan
Co-Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	10.38	4.63	5.63
Class 2	06/01/00	10.22	4.40	5.38
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.75
ICE BofAML US Cash Pay High Yield Constrained Index		14.40	6.13	7.47
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged		5.32	1.87	1.36
JPMorgan Emerging Markets Bond Index - Global		14.42	5.88	6.57
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofAML US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Effective January 1, 2020, the ICE BofAML US Cash Pay High Yield Constrained Index will be re-branded the ICE BofA US Cash Pay High Yield Constrained Index.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Asset-Backed Securities — Non-Agency	12.3
Commercial Mortgage-Backed Securities - Non-Agency	4.7
Common Stocks	0.1
Corporate Bonds & Notes	33.5
Foreign Government Obligations	8.2
Money Market Funds	5.5
Residential Mortgage-Backed Securities - Agency	12.9
Residential Mortgage-Backed Securities - Non-Agency	16.7
Senior Loans	5.9
U.S. Treasury Obligations	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Fund at a Glance   (continued)
Quality breakdown (%) (at December 31, 2019)
AAA rating	15.0
AA rating	7.1
A rating	6.9
BBB rating	21.6
BB rating	15.5
B rating	15.1
CCC rating	2.5
CC rating	0.0(a)
Not rated	16.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	63.0	(157.6)	(94.6)
Foreign Currency Derivative Contracts	0.0	(5.4)	(5.4)
Total Notional Market Value of Derivative Contracts	63.0	(163.0)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
At December 31, 2019, approximately 44.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 10.22%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 8.72% for the same period. During the same time period, the ICE BofAML US Cash Pay High Yield Constrained Index returned 14.40%, the FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned 5.32% and the JPMorgan Emerging Markets Bond Index — Global returned 14.42%. Corporate credit exposure overall contributed most positively, more than offsetting positioning in non-dollar government bonds and duration positioning, which detracted from relative results.
Core fixed-income markets posted strongest year in more than a decade in 2019
2019 was one of the best years for fixed-income markets in the last decade. Even more impressively, core U.S. fixed income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had its strongest year since 2002. Both credit risk and duration risk were strongly positive during the year, even amid heightened uncertainty from global trade tensions, a shifting policy path from the U.S. Federal Reserve (the Fed), and varying probabilities of an impending economic recession. U.S. and global economic data deteriorated through most of the year, especially in the industrial and manufacturing side of the economy. This played a major role in the Fed changing its policy outlook from hiking interest rates four times during 2018 to cutting interest rates three times during 2019. Between attractive valuations at the beginning of 2019, economic data and corporate earnings not fulfilling the more dire predictions, and accommodative monetary policy, credit sectors posted especially strong returns. High-yield corporate bonds led the way, followed by emerging markets bonds and investment-grade corporate bonds. Leveraged loans and lower rated high-yield bonds, including energy-related issues, lagged. Less volatile fixed-income sectors, such as asset-backed securities and mortgage-backed securities, generated lower but still positive returns.
Falling interest rates propelled U.S. Treasuries to their best returns since 2011, as a result of both investors and the Fed responding to decelerating economic growth. The U.S. Treasury yield curve, or spectrum of maturities, steepened overall, although it had inverted during much of the summer. An inverted yield curve, in which shorter maturity bonds have a higher yield than longer maturity bonds, has historically been a reliable predictor, but is not a guarantee, of recession. While the economy failed to show signs of reacceleration, market participants remained hopeful at the end of the annual period that the Fed’s interest rate cuts would help stabilize the economic growth outlook.
Exposure to corporate credit boosted Fund results
Positioning in investment-grade and high-yield corporate bonds contributed most positively to the Fund’s performance during the annual period. Within both sectors, the Fund began the year with larger exposures, as we sought to capitalize on attractive valuations. Within the investment-grade corporate bond sector, security selection also proved effective, especially among BBB-rated credits and within the midstream energy and food and beverage industries. High-yield corporate bond returns benefited from a bias toward BB- and B-rated credits, which outperformed. Positioning in residential mortgage-backed securities added value as well, including exposure to both agency and non-agency mortgage-backed securities.
While the Fund’s duration was a positive contributor to its absolute performance, it detracted on a relative basis. At the start of the annual period, when U.S. Treasury yields were higher and the Fed was just beginning to shift toward accommodation, the Fund’s duration was rather neutral to that of the benchmark and favored a flattening of the yield curve. As the year progressed, we shortened the Fund’s relative duration as the potential upside in returns from this risk factor shrank, in our opinion. We kept the Fund’s duration shorter than that of the benchmark through most of the annual period, which hurt as interest rates fell. After the Fed began to cut policy rates, we shifted the Fund’s exposure from the long-term end of the U.S. Treasury yield curve toward the short-term end of the yield curve. This shift added value, as the U.S. Treasury yield curve steepened during the final months of the annual period and longer term yields drifted higher than shorter term yields. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
6	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
The Fund’s exposure to non-dollar government bonds detracted, driven by short positions in German bunds. Credit hedges, including CMBX (which track the commercial mortgage-backed securities market), also detracted from the Fund’s results, as risk rallied during much of the annual period. Further, a modest exposure to Treasury inflation protected securities dampened Fund performance, as market expectations for inflation generally decreased.
Shifting market conditions drove portfolio changes
As mentioned, we made changes in the Fund’s duration, or interest rate risk, and yield curve positioning during the annual period. We also reduced the Fund’s exposure to credit sectors, including high-yield corporate bonds, bank loans and emerging markets debt. As such, the Fund moved toward higher quality credits, a shift made in response to valuations becoming less attractive throughout the year, in our view, and economic fundamentals deteriorating.
Overall, the Fund’s portfolio turnover rate for the 12-month period was 193%. A significant portion of the turnover was the result of rolling To Be Announced (TBA) contracts, which provide exposure to the agency mortgage-backed securities market, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
Derivative positions in the Fund
The Fund utilized U.S. Treasury futures, German bund futures and European government bond, or gilt, futures to manage and adjust the Fund’s duration positioning. The Fund used CMBX and CDX, a high yield credit default swap index, to hedge its credit exposure. The Fund also used inflation swaps, interest rate swaps, currency forwards and swaptions to maintain and modify target duration, yield curve, credit and currency positioning. On a stand-alone basis, these derivatives had a net negative impact on Fund performance during the period.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,029.50	1,021.96	3.57	3.55	0.69
Class 2	1,000.00	1,000.00	1,029.70	1,020.69	4.86	4.84	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 13.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	3.116%	750,000	731,637
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.551%	500,000	497,007
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	3.434%	1,300,000	1,291,217
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	400,000	404,196
Series 2019-B Class A
10/15/2026	2.720%	831,785	832,456
Babson CLO Ltd.(a),(b)
Series 2015-2A Class B2R
3-month USD LIBOR + 1.590% 10/20/2030	3.556%	500,000	498,570
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.600% 04/20/2031	3.566%	500,000	496,045
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A2R
3-month USD LIBOR + 1.400% 10/15/2030	3.401%	2,500,000	2,466,680
Series 2015-4A Class A2R
3-month USD LIBOR + 1.800% 07/20/2032	3.766%	600,000	601,264
Conn’s Receivables Funding LLC(a)
Series 2019-A Class A
10/16/2023	3.400%	256,089	257,176
Series 2019-A Class B
10/16/2023	4.360%	300,000	302,583
Series 2019-B Class A
06/17/2024	2.660%	735,876	736,278
Series 2019-B Class B
06/17/2024	3.620%	500,000	499,488
Subordinated Series 2018-A Class B
01/15/2023	4.650%	330,679	332,558
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	549,929	552,871
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Loan Underlying Bond Club Certificate Issuer Trust(a)
Series 2019-HP1 Class A
12/15/2026	2.590%	400,000	399,952
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	1,000,000	1,012,734
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class B
07/25/2024	4.280%	391,008	391,955
Dryden XXVIII Senior Loan Fund(a),(b)
Series 2013-28A Class A2LR
3-month USD LIBOR + 1.650% 08/15/2030	3.560%	500,000	499,713
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	626,094	627,737
Series 2019-11 Class A
12/15/2045	3.750%	600,000	600,000
Series 2019-3 Class A
10/15/2025	3.750%	855,477	853,242
Series 2019-7 Class A
01/15/2027	3.750%	800,000	800,178
Series 2019-8 Class A
12/15/2045	3.750%	400,000	400,000
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	3.926%	600,000	598,495
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	6.053%	500,000	502,895
Morgan Stanley Resecuritization Pass-Through Trust(a),(c)
Series 2018-SC1 Class B
09/18/2023	1.000%	246,224	243,762
OHA Credit Partners XIV Ltd.(a),(b)
Series 2017-14A Class B
3-month USD LIBOR + 1.500% 01/21/2030	3.466%	1,000,000	995,279
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	855,000	867,796
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	3.416%	800,000	795,293
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pagaya AI Debt Selection Trust(a),(c)
Series 2019-1 Class A
06/15/2026	3.690%	928,764	933,698
Pagaya AI Debt Selection Trust(a)
Series 2019-3 Class A
11/16/2026	3.821%	1,045,886	1,047,908
Palmer Square Loan Funding Ltd.(a),(b)
Series 2019-2A Class A2
3-month USD LIBOR + 1.600% Floor 1.600% 04/20/2027	3.566%	1,000,000	1,000,107
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	280,088	280,637
Series 2018-1A Class C
06/17/2024	4.870%	600,000	606,258
Series 2019-3A Class A
07/15/2025	3.190%	341,344	342,952
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	334,538	337,781
Subordinated Series 2019-3A Class C
07/15/2025	4.940%	1,000,000	1,013,873
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	3.701%	800,000	801,291
SoFi Consumer Loan Program LLC(a)
Series 2016-3 Class A
12/26/2025	3.050%	65,453	65,564
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2016-A Class RIO
01/25/2038	0.000%	1	120,000
Series 2016-A Class RPO
01/25/2038	0.000%	1	284,202
Upstart Securitization Trust(a)
Series 2019-3 Class A
01/21/2030	2.684%	550,000	549,794
Voya CLO Ltd.(a),(b)
Series 2017-4A Class B
3-month USD LIBOR + 1.450% 10/15/2030	3.451%	600,000	591,235
Westlake Automobile Receivables Trust(a)
Subordinated Series 2019-3A Class E
03/17/2025	3.590%	400,000	400,899
Total Asset-Backed Securities — Non-Agency (Cost $28,987,555)			28,465,256

Commercial Mortgage-Backed Securities - Non-Agency 5.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	4.690%	400,000	400,508
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	4.305%	400,000	399,362
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% Floor 2.900% 06/15/2035	4.640%	700,000	702,581
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	600,000	580,127
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	3.140%	500,000	500,164
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	4.740%	400,000	400,379
CLNY Trust(a),(b)
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	5.187%	700,000	693,473
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	300,000	294,741
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	500,000	470,154
CSMC Trust(a),(g)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.393%	600,000	541,537
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.194%	1,000,000	992,612
Hilton U.S.A. Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	500,000	500,595
Morgan Stanley Capital I Trust(a)
Series 2019-MEAD Class E
11/10/2036	3.177%	600,000	572,011

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a),(b)
Subordinated Series 2017-ASHF Class E
1-month USD LIBOR + 3.150% Floor 3.150% 11/15/2034	4.890%	500,000	499,682
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	500,000	509,724
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	500,000	509,387
RETL(a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	3.840%	600,000	601,125
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	3.240%	400,000	400,414
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	4.640%	600,000	602,490
Series 2018-NYCH Class F
1-month USD LIBOR + 3.821% Floor 3.821% 02/15/2032	5.561%	400,000	402,075
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.650% Floor 1.650% 12/15/2034	3.390%	400,000	398,754
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $10,701,505)			10,971,895

Common Stocks 0.1%
Issuer	Shares	Value ($)
Energy 0.1%
Energy Equipment & Services 0.1%
Fieldwood Energy LLC(h)	8,596	173,356
Total Energy		173,356
Financials —%
Diversified Financial Services —%
Fairlane Management Corp.(c),(e),(h)	2,000	—
Total Financials		—
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.0%
Independent Power and Renewable Electricity Producers 0.0%
Vistra Energy Corp.(h)	10,180	10,709
Total Utilities		10,709
Total Common Stocks (Cost $200,545)		184,065

Corporate Bonds & Notes 36.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
Bombardier, Inc.(a)
10/15/2022	6.000%	22,000	21,980
12/01/2024	7.500%	68,000	71,570
03/15/2025	7.500%	69,000	71,204
04/15/2027	7.875%	10,000	10,303
Moog, Inc.(a)
12/15/2027	4.250%	48,000	48,855
TransDigm, Inc.
07/15/2024	6.500%	48,000	49,620
05/15/2025	6.500%	59,000	61,575
06/15/2026	6.375%	20,000	21,281
03/15/2027	7.500%	73,000	79,934
TransDigm, Inc.(a)
03/15/2026	6.250%	461,000	499,853
11/15/2027	5.500%	176,000	178,041
Total			1,114,216
Automotive 0.3%
Ford Motor Co.
01/15/2043	4.750%	565,000	502,362
IAA Spinco, Inc.(a)
06/15/2027	5.500%	19,000	20,310
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	71,000	73,854
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	33,000	35,663
05/15/2027	8.500%	54,000	57,378
Total			689,567
Banking 2.1%
Ally Financial, Inc.
11/01/2031	8.000%	140,000	194,393
Bank of America Corp.(i)
01/20/2028	3.824%	940,000	1,010,827
Capital One Financial Corp.
01/31/2028	3.800%	465,000	499,459

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(i)
11/05/2030	2.976%	275,000	279,233
Goldman Sachs Group, Inc. (The)(i)
05/01/2029	4.223%	380,000	418,929
JPMorgan Chase & Co.(i)
10/15/2030	2.739%	835,000	836,205
Morgan Stanley(i)
01/23/2030	4.431%	335,000	378,797
Wells Fargo & Co.
10/23/2026	3.000%	710,000	728,460
Total			4,346,303
Brokerage/Asset Managers/Exchanges 0.1%
LPL Holdings, Inc.(a)
09/15/2025	5.750%	5,000	5,239
Subordinated
11/15/2027	4.625%	69,000	70,390
NFP Corp.(a)
07/15/2025	6.875%	166,000	166,281
Total			241,910
Building Materials 0.4%
American Builders & Contractors Supply Co., Inc.(a)
05/15/2026	5.875%	88,000	93,447
01/15/2028	4.000%	150,000	152,253
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	186,000	186,835
11/15/2026	4.500%	53,000	54,648
Cemex SAB de CV(a)
05/05/2025	6.125%	250,000	259,772
Core & Main LP(a)
08/15/2025	6.125%	86,000	89,658
James Hardie International Finance DAC(a)
01/15/2028	5.000%	39,000	40,938
Total			877,551
Cable and Satellite 2.6%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	142,000	147,406
02/15/2026	5.750%	140,000	147,645
05/01/2026	5.500%	5,000	5,260
05/01/2027	5.125%	164,000	173,419
02/01/2028	5.000%	23,000	24,119
06/01/2029	5.375%	94,000	100,829
03/01/2030	4.750%	172,000	175,422
Charter Communications Operating LLC/Capital
03/01/2050	4.800%	740,000	780,401
Comcast Corp.
08/15/2047	4.000%	287,000	317,026
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
10/15/2025	6.625%	16,000	17,047
10/15/2025	10.875%	214,000	240,849
02/01/2028	5.375%	292,000	312,047
04/01/2028	7.500%	30,000	33,849
02/01/2029	6.500%	245,000	273,586
01/15/2030	5.750%	117,000	124,857
DISH DBS Corp.
11/15/2024	5.875%	165,000	168,878
07/01/2026	7.750%	256,000	271,327
Intelsat Jackson Holdings SA
08/01/2023	5.500%	57,000	48,923
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	104,000	94,850
Intelsat Luxembourg SA
06/01/2023	8.125%	80,000	47,267
Quebecor Media, Inc.
01/15/2023	5.750%	199,000	216,870
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	25,000	25,558
02/15/2025	6.625%	107,000	107,521
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	40,000	41,909
04/15/2025	5.375%	88,000	91,038
07/15/2026	5.375%	22,000	23,405
07/01/2029	5.500%	44,000	47,615
Sky PLC(a)
09/16/2024	3.750%	750,000	802,119
Viasat, Inc.(a)
04/15/2027	5.625%	32,000	34,220
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	155,000	164,334
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	172,000	181,893
Ziggo BV(a)
01/15/2027	5.500%	286,000	304,283
Total			5,545,772
Chemicals 0.7%
Alpha 2 BV(a),(j)
06/01/2023	8.750%	85,000	86,148
Angus Chemical Co.(a)
02/15/2023	8.750%	109,000	109,079
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	116,000	119,493
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	85,000	88,099

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CF Industries, Inc.
03/15/2034	5.150%	59,000	66,325
03/15/2044	5.375%	14,000	15,272
Chemours Co. (The)
05/15/2023	6.625%	39,000	39,290
05/15/2027	5.375%	21,000	18,713
INEOS Group Holdings SA(a)
08/01/2024	5.625%	116,000	119,148
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	233,000	243,573
PQ Corp.(a)
11/15/2022	6.750%	249,000	257,867
12/15/2025	5.750%	117,000	122,986
SPCM SA(a)
09/15/2025	4.875%	67,000	69,800
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	174,000	184,579
Total			1,540,372
Construction Machinery 0.3%
H&E Equipment Services, Inc.
09/01/2025	5.625%	159,000	167,053
Herc Holdings, Inc.(a)
07/15/2027	5.500%	78,000	82,392
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	28,000	29,155
United Rentals North America, Inc.
07/15/2025	5.500%	76,000	79,103
09/15/2026	5.875%	145,000	155,745
12/15/2026	6.500%	95,000	104,547
11/15/2027	3.875%	27,000	27,544
Total			645,539
Consumer Cyclical Services 0.4%
APX Group, Inc.
12/01/2022	7.875%	218,000	220,119
09/01/2023	7.625%	185,000	175,180
APX Group, Inc.(a)
11/01/2024	8.500%	81,000	83,583
ASGN, Inc.(a)
05/15/2028	4.625%	82,000	84,237
frontdoor, Inc.(a)
08/15/2026	6.750%	32,000	34,991
Staples, Inc.(a)
04/15/2026	7.500%	19,000	19,768
04/15/2027	10.750%	19,000	19,344
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(a)
11/01/2023	7.500%	128,000	133,966
Total			771,188
Consumer Products 0.3%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	36,000	38,450
01/15/2027	7.750%	73,000	81,634
Mattel, Inc.
11/01/2041	5.450%	98,000	82,683
Prestige Brands, Inc.(a)
03/01/2024	6.375%	153,000	159,112
01/15/2028	5.125%	37,000	38,762
Scotts Miracle-Gro Co. (The)(a)
10/15/2029	4.500%	82,000	83,702
Spectrum Brands, Inc.
07/15/2025	5.750%	115,000	120,352
Valvoline, Inc.
08/15/2025	4.375%	74,000	76,345
Total			681,040
Diversified Manufacturing 0.3%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	25,000	26,481
CFX Escrow Corp.(a)
02/15/2024	6.000%	23,000	24,504
02/15/2026	6.375%	53,000	57,866
Gates Global LLC/Co.(a)
01/15/2026	6.250%	195,000	198,254
MTS Systems Corp.(a)
08/15/2027	5.750%	57,000	59,636
Resideo Funding, Inc.(a)
11/01/2026	6.125%	101,000	100,992
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	20,000	21,852
TriMas Corp.(a)
10/15/2025	4.875%	38,000	39,062
WESCO Distribution, Inc.
06/15/2024	5.375%	84,000	87,050
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	33,000	34,736
Total			650,433
Electric 4.6%
AEP Texas, Inc.
01/15/2050	3.450%	165,000	165,188

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AES Corp. (The)
03/15/2023	4.500%	46,000	47,150
05/15/2026	6.000%	126,000	134,378
09/01/2027	5.125%	65,000	69,371
Calpine Corp.
01/15/2023	5.375%	38,000	38,530
Calpine Corp.(a)
06/01/2026	5.250%	51,000	53,150
02/15/2028	4.500%	83,000	83,910
03/15/2028	5.125%	99,000	100,948
Clearway Energy Operating LLC
10/15/2025	5.750%	68,000	71,767
09/15/2026	5.000%	59,000	60,906
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	55,000	55,836
CMS Energy Corp.
03/01/2024	3.875%	600,000	629,796
02/15/2027	2.950%	165,000	166,701
03/31/2043	4.700%	80,000	90,233
DTE Energy Co.
06/01/2024	3.500%	340,000	353,711
10/01/2026	2.850%	1,220,000	1,227,140
Duke Energy Corp.
09/01/2026	2.650%	575,000	578,505
08/15/2027	3.150%	3,000	3,095
09/01/2046	3.750%	248,000	255,796
06/15/2049	4.200%	445,000	492,130
Emera U.S. Finance LP
06/15/2046	4.750%	675,000	780,225
Indiana Michigan Power Co.
07/01/2047	3.750%	186,000	196,741
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	50,000	52,019
09/15/2027	4.500%	347,000	362,213
NRG Energy, Inc.
05/15/2026	7.250%	53,000	57,903
01/15/2027	6.625%	140,000	152,275
01/15/2028	5.750%	12,000	13,078
NRG Energy, Inc.(a)
06/15/2029	5.250%	112,000	121,461
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	139,000	143,138
PPL Capital Funding, Inc.
05/15/2026	3.100%	300,000	305,552
Progress Energy, Inc.
04/01/2022	3.150%	382,000	390,034
Southern Co. (The)
07/01/2046	4.400%	762,000	845,904
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	126,000	133,376
01/15/2030	4.750%	83,000	84,726
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	35,000	37,130
02/15/2027	5.625%	122,000	128,614
07/31/2027	5.000%	137,000	143,381
WEC Energy Group, Inc.
06/15/2025	3.550%	190,000	201,706
Xcel Energy, Inc.
12/01/2026	3.350%	955,000	998,124
Total			9,825,841
Environmental 0.1%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	26,000	27,459
07/15/2029	5.125%	18,000	19,269
GFL Environmental, Inc.(a)
03/01/2023	5.375%	24,000	24,663
12/15/2026	5.125%	45,000	47,302
05/01/2027	8.500%	74,000	81,072
Hulk Finance Corp.(a)
06/01/2026	7.000%	76,000	80,264
Total			280,029
Finance Companies 1.3%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	1,420,000	1,516,335
Global Aircraft Leasing Co., Ltd.(a),(j)
09/15/2024	6.500%	137,000	142,948
Navient Corp.
03/25/2020	8.000%	6,000	6,075
03/25/2021	5.875%	14,000	14,500
07/26/2021	6.625%	43,000	45,474
06/15/2022	6.500%	166,000	180,512
01/25/2023	5.500%	39,000	41,552
09/25/2023	7.250%	36,000	40,721
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	124,000	121,823
Quicken Loans, Inc.(a)
05/01/2025	5.750%	292,000	302,447
Springleaf Finance Corp.
05/15/2022	6.125%	46,000	49,554
03/15/2023	5.625%	48,000	51,662
03/15/2024	6.125%	101,000	110,772
03/15/2025	6.875%	35,000	39,839
Total			2,664,214

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.0%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	942,000	1,120,666
B&G Foods, Inc.
04/01/2025	5.250%	97,000	99,976
09/15/2027	5.250%	30,000	30,239
Bacardi Ltd.(a)
05/15/2048	5.300%	720,000	837,421
Conagra Brands, Inc.
11/01/2048	5.400%	330,000	403,692
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	13,000	13,817
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	59,000	54,345
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	881,000	868,232
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	33,000	35,016
11/01/2026	4.875%	76,000	80,775
MHP SA(a)
04/03/2026	6.950%	250,000	262,018
Performance Food Group, Inc.(a)
10/15/2027	5.500%	36,000	38,432
Post Holdings, Inc.(a)
08/15/2026	5.000%	169,000	179,097
03/01/2027	5.750%	252,000	271,161
01/15/2028	5.625%	33,000	35,620
Total			4,330,507
Gaming 0.9%
Boyd Gaming Corp.
04/01/2026	6.375%	42,000	45,257
08/15/2026	6.000%	58,000	62,215
Boyd Gaming Corp.(a)
12/01/2027	4.750%	68,000	70,658
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	81,000	83,889
Eldorado Resorts, Inc.
04/01/2025	6.000%	178,000	187,097
09/15/2026	6.000%	52,000	57,422
International Game Technology PLC(a)
02/15/2022	6.250%	36,000	38,028
02/15/2025	6.500%	144,000	162,011
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	8,000	8,149
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	1,000	1,093
09/01/2026	4.500%	151,000	158,955
01/15/2028	4.500%	161,000	168,318
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	46,000	51,405
Scientific Games International, Inc.(a)
10/15/2025	5.000%	242,000	253,579
03/15/2026	8.250%	97,000	106,921
05/15/2028	7.000%	36,000	38,630
11/15/2029	7.250%	36,000	39,099
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	52,000	56,292
VICI Properties LP/Note Co., Inc.(a)
12/01/2026	4.250%	61,000	62,946
12/01/2029	4.625%	48,000	50,244
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	73,000	78,447
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	31,000	33,323
Total			1,813,978
Health Care 2.1%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	18,000	18,228
03/01/2024	6.500%	125,000	129,654
Avantor, Inc.(a)
10/01/2025	9.000%	162,000	181,302
Becton Dickinson and Co.
06/06/2027	3.700%	312,000	332,105
Cardinal Health, Inc.
06/15/2047	4.368%	465,000	460,202
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	141,000	145,630
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	74,000	79,736
05/01/2028	4.250%	27,000	27,533
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	103,000	104,505
Cigna Corp.
12/15/2048	4.900%	235,000	280,707
CVS Health Corp.
03/25/2048	5.050%	770,000	913,415
Encompass Health Corp.
02/01/2028	4.500%	31,000	32,141
02/01/2030	4.750%	32,000	33,265

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/01/2025	5.375%	92,000	101,833
09/01/2028	5.625%	186,000	212,146
02/01/2029	5.875%	104,000	120,213
Hologic, Inc.(a)
10/15/2025	4.375%	117,000	120,985
02/01/2028	4.625%	75,000	79,500
IQVIA, Inc.(a)
05/15/2027	5.000%	95,000	100,616
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	67,000	65,118
Select Medical Corp.(a)
08/15/2026	6.250%	111,000	120,134
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%	61,000	66,852
Teleflex, Inc.
06/01/2026	4.875%	57,000	59,765
11/15/2027	4.625%	53,000	56,176
Tenet Healthcare Corp.
06/15/2023	6.750%	90,000	98,957
Tenet Healthcare Corp.(a)
02/01/2027	6.250%	148,000	159,714
11/01/2027	5.125%	224,000	236,524
Total			4,336,956
Healthcare Insurance 0.5%
Centene Corp.(a)
01/15/2025	4.750%	24,000	24,923
06/01/2026	5.375%	188,000	199,800
12/15/2027	4.250%	144,000	148,294
12/15/2029	4.625%	187,000	196,927
Centene Corp.
01/15/2025	4.750%	67,000	69,494
WellCare Health Plans, Inc.
04/01/2025	5.250%	165,000	172,074
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	130,000	138,721
Total			950,233
Home Construction 0.2%
Lennar Corp.
06/01/2026	5.250%	80,000	87,729
06/15/2027	5.000%	112,000	121,414
11/29/2027	4.750%	111,000	119,710
Meritage Homes Corp.
04/01/2022	7.000%	44,000	48,002
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	52,000	56,711
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	35,000	38,113
Total			471,679
Independent Energy 1.3%
Callon Petroleum Co.
10/01/2024	6.125%	14,000	14,275
07/01/2026	6.375%	205,000	208,190
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	126,000	127,917
Centennial Resource Production LLC(a)
01/15/2026	5.375%	84,000	82,646
04/01/2027	6.875%	73,000	75,911
Chesapeake Energy Corp.(a)
01/01/2025	11.500%	54,000	51,058
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	270,000	275,229
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	65,000	68,372
Hilcorp Energy I LP/Finance Co.(a)
10/01/2025	5.750%	19,000	18,513
11/01/2028	6.250%	25,000	23,824
Jagged Peak Energy LLC
05/01/2026	5.875%	126,000	130,243
Matador Resources Co.
09/15/2026	5.875%	175,000	176,143
Murphy Oil Corp.
12/01/2027	5.875%	81,000	84,647
Noble Energy, Inc.
11/15/2043	5.250%	125,000	139,998
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	98,000	100,839
10/15/2027	5.625%	337,000	356,632
QEP Resources, Inc.
03/01/2026	5.625%	70,000	68,347
SM Energy Co.
06/01/2025	5.625%	32,000	30,348
09/15/2026	6.750%	85,000	83,546
01/15/2027	6.625%	111,000	109,019
Tullow Oil PLC(a)
03/01/2025	7.000%	200,000	168,659
WPX Energy, Inc.
09/15/2024	5.250%	115,000	122,252
06/01/2026	5.750%	161,000	172,124
10/15/2027	5.250%	53,000	55,848
Total			2,744,580

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.1%
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	54,000	55,995
03/15/2026	5.625%	29,000	30,903
10/15/2027	4.750%	79,000	81,760
Viking Cruises Ltd.(a)
09/15/2027	5.875%	116,000	124,009
Total			292,667
Life Insurance 1.9%
Brighthouse Financial, Inc.
06/22/2047	4.700%	5,000	4,628
Five Corners Funding Trust(a)
11/15/2023	4.419%	1,089,000	1,182,480
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%	389,000	482,729
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/01/2077	4.900%	300,000	367,036
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	1,230,000	1,300,911
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	340,000	419,641
Voya Financial, Inc.
06/15/2046	4.800%	170,000	196,663
Total			3,954,088
Lodging 0.0%
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%	46,000	48,502
Media and Entertainment 0.9%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	172,000	190,735
08/15/2027	5.125%	158,000	164,460
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	73,000	73,960
08/15/2027	6.625%	76,000	73,936
Discovery Communications LLC
05/15/2049	5.300%	62,000	73,456
iHeartCommunications, Inc.
05/01/2026	6.375%	47,791	51,973
05/01/2027	8.375%	240,130	264,963
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	29,000	30,386
01/15/2028	4.750%	64,000	65,536
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Match Group, Inc.
06/01/2024	6.375%	74,000	77,761
Match Group, Inc.(a)
12/15/2027	5.000%	5,000	5,218
Netflix, Inc.
02/15/2025	5.875%	24,000	26,828
04/15/2028	4.875%	194,000	202,004
11/15/2028	5.875%	54,000	59,921
05/15/2029	6.375%	17,000	19,432
Netflix, Inc.(a)
11/15/2029	5.375%	53,000	56,483
06/15/2030	4.875%	81,000	82,363
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	38,000	39,723
03/15/2030	4.625%	97,000	98,724
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	30,000	31,413
TEGNA, Inc.(a)
09/15/2029	5.000%	101,000	102,720
Terrier Media Buyer, Inc.(a)
12/15/2027	8.875%	17,000	17,953
Twitter, Inc.(a)
12/15/2027	3.875%	55,000	54,986
Total			1,864,934
Metals and Mining 0.8%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	11,000	11,558
09/30/2026	7.000%	108,000	117,892
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	138,000	145,203
Constellium NV(a)
05/15/2024	5.750%	38,000	39,135
03/01/2025	6.625%	61,000	63,443
02/15/2026	5.875%	255,000	269,960
Freeport-McMoRan, Inc.
09/01/2029	5.250%	139,000	148,908
03/15/2043	5.450%	254,000	263,083
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	32,000	33,178
01/15/2025	7.625%	208,000	219,359
Novelis Corp.(a)
08/15/2024	6.250%	7,000	7,334
09/30/2026	5.875%	269,000	286,830
Total			1,605,883
Midstream 2.8%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	52,000	45,774

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cheniere Energy Partners LP
10/01/2026	5.625%	91,000	96,240
Cheniere Energy Partners LP(a)
10/01/2029	4.500%	199,000	204,421
DCP Midstream Operating LP
05/15/2029	5.125%	95,000	98,747
04/01/2044	5.600%	312,000	303,220
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	71,000	71,578
Enterprise Products Operating LLC
01/31/2050	4.200%	405,000	437,200
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	164,000	171,012
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	835,000	914,669
Kinder Morgan, Inc.
02/15/2046	5.050%	330,000	370,867
MPLX LP
04/15/2048	4.700%	230,000	234,181
NuStar Logistics LP
06/01/2026	6.000%	40,000	42,365
04/28/2027	5.625%	92,000	94,575
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	821,000	798,601
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	197,000	192,909
Sunoco LP/Finance Corp.
01/15/2023	4.875%	30,000	30,727
02/15/2026	5.500%	84,000	87,252
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	50,000	48,956
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	332,000	344,820
01/15/2028	5.000%	106,000	108,313
Targa Resources Partners LP/Finance Corp.(a)
03/01/2030	5.500%	162,000	166,683
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	94,000	90,835
Western Gas Partners LP
08/15/2048	5.500%	140,000	123,623
Williams Companies, Inc. (The)
09/15/2045	5.100%	846,000	940,534
Total			6,018,102
Natural Gas 0.7%
NiSource, Inc.
02/15/2043	5.250%	55,000	66,700
05/15/2047	4.375%	500,000	555,286
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sempra Energy
06/15/2024	3.550%	425,000	444,863
06/15/2027	3.250%	450,000	464,098
Total			1,530,947
Oil Field Services 0.3%
Apergy Corp.
05/01/2026	6.375%	136,000	143,351
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	50,000	51,491
Calfrac Holdings LP(a)
06/15/2026	8.500%	46,000	18,630
Nabors Industries, Inc.
02/01/2025	5.750%	127,000	114,354
Rowan Companies, Inc.
01/15/2024	4.750%	46,000	28,878
SESI LLC
09/15/2024	7.750%	33,000	21,938
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	41,830	42,734
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	183,000	186,203
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	30,000	31,349
Total			638,928
Packaging 0.7%
ARD Finance SA(a),(j)
06/30/2027	6.500%	45,000	46,521
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
02/15/2025	6.000%	107,000	112,233
08/15/2027	5.250%	148,000	155,736
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	50,000	52,774
Berry Global, Inc.
07/15/2023	5.125%	120,000	123,168
BWAY Holding Co.(a)
04/15/2024	5.500%	152,000	156,768
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	54,000	54,725
Novolex(a)
01/15/2025	6.875%	29,000	29,238
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	27,000	28,874
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	244,215	244,596

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	120,000	122,958
07/15/2024	7.000%	160,000	165,543
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	131,000	138,697
08/15/2027	8.500%	34,000	37,825
Total			1,469,656
Pharmaceuticals 1.1%
AbbVie, Inc.(a)
11/21/2049	4.250%	370,000	392,416
Allergan Funding SCS
06/15/2044	4.850%	170,000	188,669
Amgen, Inc.
06/15/2051	4.663%	280,000	329,630
Bausch Health Companies, Inc.(a)
03/15/2024	7.000%	27,000	28,167
04/15/2025	6.125%	399,000	412,881
11/01/2025	5.500%	58,000	60,618
04/01/2026	9.250%	145,000	166,635
01/31/2027	8.500%	103,000	117,446
01/30/2028	5.000%	50,000	51,298
01/30/2030	5.250%	50,000	51,793
Bristol-Myers Squibb Co.(a)
10/26/2049	4.250%	71,000	84,364
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	95,000	98,320
07/15/2027	5.000%	14,000	14,692
Eagle Holding Co. II LLC(a),(j)
05/15/2022	7.750%	69,000	70,061
Endo Dac/Finance LLC/Finco, Inc.(a)
07/15/2023	6.000%	54,000	39,233
Endo Dac/Finance LLC/Finco, Inc.(a),(i)
02/01/2025	6.000%	14,000	9,478
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	161,000	166,414
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	68,000	67,928
Total			2,350,043
Property & Casualty 0.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	76,000	81,527
HUB International Ltd.(a)
05/01/2026	7.000%	142,000	150,649
USI, Inc.(a)
05/01/2025	6.875%	39,000	39,779
Total			271,955
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.3%
CSX Corp.
03/01/2048	4.300%	280,000	318,515
Union Pacific Corp.
08/15/2059	3.950%	51,000	53,471
Union Pacific Corp.(a)
03/20/2060	3.839%	280,000	284,274
Total			656,260
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	178,000	184,664
01/15/2028	3.875%	39,000	39,304
Golden Nugget, Inc.(a)
10/15/2024	6.750%	28,000	28,969
IRB Holding Corp.(a)
02/15/2026	6.750%	184,000	192,640
Yum! Brands, Inc.(a)
01/15/2030	4.750%	41,000	43,100
Total			488,677
Retailers 0.3%
L Brands, Inc.
06/15/2029	7.500%	100,000	103,582
11/01/2035	6.875%	34,000	30,534
Lowe’s Companies, Inc.
05/03/2047	4.050%	165,000	178,258
PetSmart, Inc.(a)
03/15/2023	7.125%	147,000	144,125
06/01/2025	5.875%	113,000	115,396
Total			571,895
Supermarkets 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	97,000	100,631
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
03/15/2026	7.500%	44,000	49,455
02/15/2028	5.875%	50,000	53,185
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
01/15/2027	4.625%	19,000	19,000
Kroger Co. (The)
02/01/2047	4.450%	373,000	395,926
01/15/2048	4.650%	42,000	45,920
Total			664,117
Technology 1.9%
Alliance Data Systems Corp.(a)
12/15/2024	4.750%	95,000	94,826

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ascend Learning LLC(a)
08/01/2025	6.875%	92,000	96,709
08/01/2025	6.875%	78,000	81,891
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%	19,000	19,279
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	870,000	903,836
Camelot Finance SA(a)
11/01/2026	4.500%	54,000	55,389
CDK Global, Inc.
06/01/2027	4.875%	126,000	133,301
CommScope Finance LLC(a)
03/01/2026	6.000%	120,000	127,687
CommScope Technologies LLC(a)
06/15/2025	6.000%	88,000	88,268
03/15/2027	5.000%	25,000	23,244
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	26,000	26,690
Gartner, Inc.(a)
04/01/2025	5.125%	156,000	162,573
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	82,000	88,607
Informatica LLC(a)
07/15/2023	7.125%	96,000	97,604
Iron Mountain, Inc.
08/15/2024	5.750%	95,000	96,035
Iron Mountain, Inc.(a)
09/15/2029	4.875%	93,000	94,563
Lenovo Perpetual Securities Ltd.(a),(i)
12/31/2049	5.375%	200,000	200,523
MSCI, Inc.(a)
08/01/2026	4.750%	36,000	37,780
NCR Corp.
07/15/2022	5.000%	100,000	101,033
12/15/2023	6.375%	112,000	114,853
NCR Corp.(a)
09/01/2027	5.750%	56,000	59,686
09/01/2029	6.125%	67,000	72,746
Plantronics, Inc.(a)
05/31/2023	5.500%	44,000	43,215
PTC, Inc.
05/15/2024	6.000%	128,000	133,583
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	150,000	155,462
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	239,000	261,049
11/15/2026	8.250%	113,000	127,315
Sensata Technologies, Inc.(a)
02/15/2030	4.375%	41,000	41,852
Solera LLC/Finance, Inc.(a)
03/01/2024	10.500%	66,000	70,128
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	44,000	45,463
Tencent Holdings Ltd.(a)
01/19/2028	3.595%	300,000	313,369
Verscend Escrow Corp.(a)
08/15/2026	9.750%	135,000	147,980
Total			4,116,539
Transportation Services 0.8%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	13,000	13,227
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	113,000	116,515
ERAC U.S.A. Finance LLC(a)
11/01/2046	4.200%	410,000	440,206
FedEx Corp.
04/01/2046	4.550%	650,000	669,943
Hertz Corp. (The)(a)
06/01/2022	7.625%	35,000	36,388
10/15/2024	5.500%	53,000	54,466
08/01/2026	7.125%	97,000	105,019
01/15/2028	6.000%	197,000	197,519
XPO Logistics, Inc.(a)
06/15/2022	6.500%	50,000	50,947
Total			1,684,230
Wireless 0.9%
Altice France SA(a)
05/01/2026	7.375%	282,000	303,165
02/01/2027	8.125%	68,000	76,742
01/15/2028	5.500%	142,000	146,379
Altice Luxembourg SA(a)
05/15/2027	10.500%	104,000	119,298
SBA Communications Corp.
09/01/2024	4.875%	305,000	317,275
Sprint Capital Corp.
11/15/2028	6.875%	221,000	238,951
Sprint Corp.
02/15/2025	7.625%	27,000	29,699
03/01/2026	7.625%	202,000	222,966

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	291,000	312,469
02/01/2026	4.500%	50,000	51,486
02/01/2028	4.750%	147,000	154,174
Total			1,972,604
Wirelines 1.2%
AT&T, Inc.
03/01/2029	4.350%	80,000	88,858
06/15/2045	4.350%	900,000	971,796
CenturyLink, Inc.
03/15/2022	5.800%	225,000	236,978
12/01/2023	6.750%	52,000	58,049
04/01/2024	7.500%	102,000	115,355
04/01/2025	5.625%	78,000	82,985
CenturyLink, Inc.(a)
12/15/2026	5.125%	137,000	139,365
Frontier Communications Corp.(a)
04/01/2026	8.500%	38,000	38,500
Telecom Italia Capital SA
09/30/2034	6.000%	34,000	36,700
Verizon Communications, Inc.
09/21/2028	4.329%	415,000	471,180
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	235,000	239,781
Total			2,479,547
Total Corporate Bonds & Notes (Cost $71,880,236)			77,201,482

Foreign Government Obligations(k),(l) 8.9%

Angola 0.1%
Angolan Government International Bond(a)
11/26/2029	8.000%	200,000	213,222
Belarus 0.1%
Republic of Belarus International Bond(a)
06/29/2027	7.625%	250,000	283,936
Brazil 0.4%
Brazilian Government International Bond
05/30/2029	4.500%	450,000	477,488
01/07/2041	5.625%	410,000	459,432
Total			936,920
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	69,000	71,171
Foreign Government Obligations(k),(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
China 0.4%
Sinopec Group Overseas Development 2018 Ltd.(a)
09/12/2025	4.125%		200,000	215,905
Syngenta Finance NV(a)
04/24/2028	5.182%		600,000	646,491
Total				862,396
Croatia 0.2%
Croatia Government International Bond(a)
01/26/2024	6.000%		400,000	458,431
Dominican Republic 0.8%
Dominican Republic Bond(a)
02/05/2027	11.250%	DOP	10,000,000	199,736
Dominican Republic International Bond(a)
01/08/2021	14.000%	DOP	3,012,000	59,089
03/04/2022	10.375%	DOP	17,800,000	339,765
02/10/2023	14.500%	DOP	3,600,000	76,073
01/25/2027	5.950%		218,000	240,771
04/30/2044	7.450%		486,000	586,754
01/27/2045	6.850%		200,000	228,547
Total				1,730,735
Egypt 0.5%
Egypt Government Bond
07/02/2024	15.900%	EGP	5,000,000	333,990
Egypt Government International Bond(a)
04/11/2031	6.375%	EUR	100,000	120,101
01/31/2047	8.500%		250,000	278,017
02/21/2048	7.903%		200,000	210,091
Total				942,199
Honduras 0.3%
Honduras Government International Bond(a)
03/15/2024	7.500%		200,000	222,579
01/19/2027	6.250%		450,000	491,665
Total				714,244
Indonesia 1.0%
Indonesia Government International Bond(a)
01/08/2026	4.750%		400,000	445,216
01/17/2038	7.750%		100,000	150,468
Indonesia Government International Bond
10/30/2049	3.700%		409,000	421,767
PT Pertamina Persero(a)
05/30/2044	6.450%		400,000	515,511
PT Perusahaan Listrik Negara(a)
05/21/2028	5.450%		300,000	346,161

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
December 31, 2019
Foreign Government Obligations(k),(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Saka Energi Indonesia PT(a)
05/05/2024	4.450%		250,000	253,154
Total				2,132,277
Ivory Coast 0.3%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	400,000	466,863
06/15/2033	6.125%		200,000	201,854
Total				668,717
Kazakhstan 0.3%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		591,000	685,348
Mexico 0.8%
Mexican Bonos
06/10/2021	6.500%	MXN	50,000	2,637
05/31/2029	8.500%	MXN	8,500,000	500,874
Petroleos Mexicanos(a)
09/12/2024	7.190%	MXN	260,000	12,353
01/23/2030	6.840%		135,000	144,429
Petroleos Mexicanos
01/23/2026	4.500%		102,000	101,522
08/04/2026	6.875%		350,000	385,106
11/12/2026	7.470%	MXN	4,700,000	217,662
01/23/2029	6.500%		200,000	210,400
Total				1,574,983
Morocco 0.2%
Morocco Government International Bond(a)
06/19/2024	3.500%	EUR	200,000	255,222
OCP SA(a)
04/25/2024	5.625%		200,000	221,383
Total				476,605
Nigeria 0.2%
Nigeria Government International Bond(a)
02/16/2032	7.875%		300,000	311,234
Oman 0.2%
Oman Government International Bond(a)
06/15/2021	3.625%		218,000	219,117
01/17/2028	5.625%		200,000	207,082
Total				426,199
Paraguay 0.2%
Paraguay Government International Bond(a)
03/27/2027	4.700%		200,000	220,202
08/11/2044	6.100%		200,000	244,977
Total				465,179
Foreign Government Obligations(k),(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Qatar 0.9%
Qatar Government International Bond(a)
03/14/2029	4.000%		800,000	892,783
03/14/2049	4.817%		725,000	898,390
Total				1,791,173
Romania 0.5%
Romanian Government International Bond(a)
04/03/2049	4.625%	EUR	700,000	969,659
Russian Federation 0.6%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		425,000	473,937
Russian Federal Bond - OFZ
05/23/2029	6.900%	RUB	41,800,000	709,789
Total				1,183,726
Saudi Arabia 0.3%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%		600,000	623,239
Serbia 0.1%
Serbia International Bond(a)
09/28/2021	7.250%		250,000	272,548
Ukraine 0.3%
Ukraine Government International Bond(a)
06/20/2026	6.750%	EUR	320,000	402,925
09/25/2032	7.375%		220,000	234,737
Total				637,662
Virgin Islands 0.2%
Sinopec Group Overseas Development Ltd.(a)
08/08/2029	2.950%		400,000	401,670
Total Foreign Government Obligations (Cost $17,977,398)				18,833,473

Residential Mortgage-Backed Securities - Agency 14.0%

Federal Home Loan Mortgage Corp.(b),(m)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	4.210%		2,967,163	646,997
CMO Series 326 Class S2
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 03/15/2044	4.210%		478,774	83,693

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	4.258%	2,174,294	404,561
Federal Home Loan Mortgage Corp.(m)
CMO Series 4120 Class AI
11/15/2039	3.500%	1,913,648	125,996
Federal Home Loan Mortgage Corp.(g),(m)
CMO Series 4620 Class AS
11/15/2042	2.297%	1,347,254	71,994
Federal National Mortgage Association(n)
01/16/2035- 01/14/2050	3.000%	18,500,000	18,773,711
Federal National Mortgage Association
05/01/2041	4.000%	101,418	106,724
Federal National Mortgage Association(g),(m)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	2,649,303	0
Federal National Mortgage Association(m)
CMO Series 2012-133 Class EI
07/25/2031	3.500%	1,065,071	77,463
CMO Series 2012-139 Class IL
04/25/2040	3.500%	1,721,195	113,777
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,583,996	297,265
Federal National Mortgage Association(b),(m)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	4.358%	522,720	112,165
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	4.208%	1,130,766	220,249
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	4.208%	1,869,025	388,502
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	4.308%	727,372	155,852
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	4.358%	1,499,682	310,777
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	4.358%	731,954	155,869
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	4.258%	2,318,378	457,149
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	4.258%	1,966,540	399,797
CMO Series 2019-8 Class SG
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/25/2049	4.208%	2,204,942	441,000
Government National Mortgage Association(n)
01/21/2050	3.000%	2,000,000	2,054,766
Government National Mortgage Association(m)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	1,588,092	173,098
Government National Mortgage Association(b),(m)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	4.335%	865,399	157,094
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	4.435%	836,344	178,731
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	4.485%	970,072	170,200
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	4.435%	2,134,671	364,634

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	4.335%	1,388,722	264,436
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	4.335%	1,098,818	197,752
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	4.435%	1,739,325	366,424
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.285%	687,409	133,522
CMO Series 2019-23 Class QS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	4.285%	2,306,557	402,486
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	4.285%	1,834,913	329,614
CMO Series 2019-30 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	4.285%	1,899,058	292,969
CMO Series 2019-4 Class SJ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	4.285%	1,721,729	291,553
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	4.285%	1,407,723	269,948
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	4.385%	1,080,469	206,096
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	4.385%	1,073,959	179,945
CMO Series 2019-97 Class GS
1-month LIBID + 6.100% Cap 6.100% 08/20/2049	4.335%	1,957,380	337,313
Total Residential Mortgage-Backed Securities - Agency (Cost $29,108,309)			29,714,122

Residential Mortgage-Backed Securities - Non-Agency 18.1%

Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	529,500	535,211
Arroyo Mortgage Trust(a),(g)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	520,877	524,943
Banc of America Funding Trust(a),(c),(g)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	507,334	495,158
Bayview Opportunity Master Fund IIIb Trust(a),(g)
Series 2019-LT2 Class A1
10/28/2034	3.376%	199,709	199,852
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	71,459	71,532
Bayview Opportunity Master Fund IVb Trust(a),(g)
CMO Series 2019-RN4 Class A1
10/28/2034	3.278%	422,240	422,772
Bayview Opportunity Master Fund Trust IVb(a)
CMO Series 2019-RN1 Class A1
02/28/2034	4.090%	236,797	236,446
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.392%	400,000	400,871
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	3.092%	169,671	169,808
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	3.542%	700,000	700,228
CMO Series 2019-2A Class M1A
1-month USD LIBOR + 1.000% Floor 1.000% 04/25/2029	2.792%	171,390	171,490

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-2A Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 04/25/2029	3.242%	800,000	801,190
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	3.392%	1,200,000	1,202,686
Bunker Hill Loan Depositary Trust(a),(g)
CMO Series 2019-2 Class A1
07/25/2049	2.880%	548,220	544,616
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	4.542%	500,000	501,440
CIM Trust(a)
CMO Series 2017-8 Class A1
12/25/2065	3.000%	372,425	372,632
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	2.857%	788,023	783,528
COLT Mortgage Loan Trust(a),(g)
CMO Series 2019-1 Class M1
03/25/2049	4.518%	500,000	507,276
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2008-4R Class 3A4
01/26/2038	4.121%	63,018	62,875
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	167,012	166,976
CSMC Trust(a)
CMO Series 2018-RPL8 Class A1
07/25/2058	4.125%	666,835	671,140
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	499,295	485,931
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	232,055	235,173
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	3.592%	800,000	801,123
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2019-1 Class A3
06/25/2059	3.241%	543,342	545,726
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	1,200,000	1,228,090
GCAT LLC(a),(g)
CMO Series 2019-2 Class A1
06/25/2024	3.475%	769,288	769,443
CMO Series 2019-3 Class A1
10/25/2049	3.352%	469,364	468,834
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2019-1 Class M1
1-month USD LIBOR + 1.900% Floor 1.900% 11/26/2029	3.674%	700,000	699,999
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	673,023	664,404
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-1 Class M1
06/25/2048	4.548%	300,000	304,576
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	735,616	736,349
New Residential Mortgage LLC(a)
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	462,223	461,934
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-NQM4 Class A3
09/25/2059	2.797%	477,221	475,308
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	1,014,824	1,022,115
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	298,295	299,474
Series 2018-PLS1 Class D
01/25/2023	4.374%	298,295	299,732
Subordinated CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	310,902	313,282
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	528,534	532,550
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	3.700%	815,256	814,569
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	4.450%	986,750	993,798

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
December 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	4.642%	1,500,000	1,508,850
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.442%	1,000,000	1,003,394
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	645,053	645,472
CMO Series 2018-3A Class A1
10/25/2023	4.483%	725,007	731,798
CMO Series 2019-1A Class A1
01/25/2024	4.500%	983,283	996,949
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	620,876	622,421
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	3.742%	550,000	549,773
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	3.542%	1,000,000	1,000,521
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	308,345	309,639
CMO Series 2019-2 Class A1
11/25/2024	3.475%	1,174,204	1,172,739
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	500,000	504,464
Toorak Mortgage Corp., Ltd.(g)
CMO Series 2019-2 Class A1
09/25/2022	3.721%	500,000	498,835
VCAT Asset Securitization LLC(a),(g)
CMO Series 2019-NPL2 Class A1
11/25/2049	3.573%	794,072	792,830
Vericrest Opportunity Loan Transferee LXII LLC(a)
CMO Series 2017-NPL9 Class A1
09/25/2047	3.125%	138,030	137,948
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	300,000	301,167
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1A
01/25/2049	4.336%	776,392	780,815
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	548,505	547,465
CMO Series 2019-NPL7 Class A1A
10/25/2049	3.179%	284,376	283,282
CMO Series 2019-NPL8 Class A1A
11/25/2049	3.278%	949,488	947,191
Vericrest Opportunity Loan Trust LXXXIV LLC(a),(g)
CMO Series 2019-NP10 Class A1A
12/27/2049	3.426%	300,000	300,000
Verus Securitization Trust(a)
CMO Series 2018-1 Class A3
02/25/2048	3.205%	216,892	216,955
Verus Securitization Trust(a),(g)
CMO Series 2019-2 Class A2
04/25/2059	3.345%	316,467	317,013
CMO Series 2019-2 Class A3
04/25/2059	3.448%	316,467	317,026
CMO Series 2019-2 Class M1
04/25/2059	3.781%	400,000	402,107
CMO Series 2019-3 Class M1
07/25/2059	3.139%	500,000	500,780
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	428,357	429,119
CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	300,000	299,911
Visio Trust(a),(g)
CMO Series 2019-1 Class A2
06/25/2054	3.673%	185,605	185,537
CMO Series 2019-1 Class A3
06/25/2054	3.825%	185,605	185,235
CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	99,848
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	199,773
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $38,349,587)			38,483,937

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Senior Loans 6.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
TransDigm, Inc.(b),(o)
Tranche F Term Loan
3-month USD LIBOR + 2.500% 06/09/2023	4.299%	497,468	498,817
Airlines 0.2%
American Airlines, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.000% 10/10/2021	3.715%	494,792	496,236
Automotive 0.3%
Panther BF Aggregator 2 LP(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	5.305%	498,750	499,688
Brokerage/Asset Managers/Exchanges 0.2%
Victory Capital Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 07/01/2026	5.349%	346,182	348,345
Cable and Satellite 0.5%
Cogeco Communications (U.S.A.) II LP(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2025	4.049%	49,250	49,386
MCC Iowa LLC(b),(o)
Tranche M Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	3.630%	496,193	498,207
Virgin Media Bristol LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	4.240%	500,000	502,815
Total			1,050,408
Chemicals 0.7%
ColourOz Investment 1 GmbH(b),(o)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.936%	68,578	59,136
ColourOz Investment 2 LLC(b),(o)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.936%	414,840	357,725
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ineos US Finance LLC(b),(o),(p)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024		498,728	498,389
Kraton Polymers LLC(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/08/2025	4.299%	87,276	86,970
Nouryon Finance BV/AkzoNobel(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	4.960%	483,577	483,176
Total			1,485,396
Consumer Cyclical Services 0.4%
Uber Technologies, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	5.299%	716,338	714,160
Electric 0.2%
Astoria Energy LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/24/2021	5.800%	463,851	461,675
Food and Beverage 0.1%
8th Avenue Food & Provisions, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.486%	34,260	34,374
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	9.486%	63,566	62,295
Total			96,669
Media and Entertainment 0.4%
Gray Television, Inc.(b),(o)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	4.197%	425,886	428,284
Meredith Corp.(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.549%	467,033	469,106
Total			897,390

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
December 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.0%
Big River Steel LLC(b),(o)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.945%	17,162	17,120
Oil Field Services 0.2%
Fieldwood Energy LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 04/11/2022	7.177%	275,952	229,653
2nd Lien Term Loan
3-month USD LIBOR + 7.250% Floor 1.000% 04/11/2023	9.177%	372,536	206,757
Total			436,410
Packaging 0.2%
ProAmpac PG Borrower LLC(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/20/2023	5.384%	473,836	465,843
Pharmaceuticals 0.2%
Grifols Worldwide Operations Ltd.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 11/15/2027	3.740%	425,170	428,491
Property & Casualty 0.2%
Asurion LLC(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 08/04/2022	4.799%	451,552	453,905
Railroads 0.1%
Genesee & Wyoming, Inc.(b),(o),(p)
Term Loan
3-month USD LIBOR + 2.000% 11/06/2026		225,000	226,928
Restaurants 0.2%
New Red Finance, Inc./Burger King/Tim Hortons(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	3.549%	456,130	456,582
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.4%
Academy Ltd.(b),(o)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 07/01/2022	5.692%	549,327	449,283
Party City Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/19/2022	4.300%	454,789	421,367
Total			870,650
Supermarkets 0.1%
Albertsons LLC(b),(o)
Tranche B7 Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 11/17/2025	4.549%	188,910	190,453
Technology 1.6%
Ascend Learning LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.799%	56,019	56,334
Avaya, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	5.990%	500,000	489,750
Dell International LLC/EMC Corp.(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.000% 09/19/2025	3.800%	500,000	503,065
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(o)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.049%	73,869	74,039
Hyland Software, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.750% 07/01/2024	5.299%	478,894	480,992
ION Trading Technologies SARL(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/21/2024	6.064%	486,459	465,784
Plantronics, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	4.299%	489,333	477,589

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Project Alpha Intermediate Holding, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.490%	19,359	19,371
3-month USD LIBOR + 4.250% 04/26/2024	6.240%	58,886	59,254
Refinitiv US Holdings, Inc.(a),(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.049%	498,744	502,983
SCS Holdings I, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 4.250% 07/01/2026	6.049%	298,500	299,646
Total			3,428,807
Total Senior Loans (Cost $13,899,072)			13,523,973

U.S. Treasury Obligations 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2048	3.000%	340,000	383,988
Total U.S. Treasury Obligations (Cost $337,237)			383,988

Money Market Funds 6.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(q),(r)	12,683,301	12,682,033
Total Money Market Funds (Cost $12,682,106)		12,682,033
Total Investments in Securities (Cost: $224,123,550)		230,444,224
Other Assets & Liabilities, Net		(17,973,511)
Net Assets		212,470,713

At December 31, 2019, securities and/or cash totaling $1,688,966 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
10,938,852 MXN	562,241 USD	Morgan Stanley	01/10/2020	—	(15,665)
2,218,077 EUR	2,466,449 USD	UBS	01/10/2020	—	(22,686)
Total				—	(38,351)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	154	03/2020	USD	33,187,000	—	(14,787)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Long Gilt	(66)	03/2020	GBP	(8,671,080)	28,408	—
U.S. Treasury 10-Year Note	(250)	03/2020	USD	(32,105,469)	268,493	—
U.S. Treasury 5-Year Note	(55)	03/2020	USD	(6,523,516)	20,497	—
U.S. Ultra Treasury Bond	(71)	03/2020	USD	(12,897,594)	388,521	—
Total					705,919	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	29

Portfolio of Investments  (continued)
December 31, 2019
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.361%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	10/24/2025	MXN	17,000,000	(12,450)	—	—	—	(12,450)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	8,000,000	(14,955)	—	—	—	(14,955)
Fixed rate of 5.960%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	02/02/2026	MXN	20,000,000	(38,658)	—	—	—	(38,658)
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	2,100,000	142,188	—	—	142,188	—
Total							76,125	—	—	142,188	(66,063)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	500,000	1,016	(292)	21,122	—	—	(20,398)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	1,000,000	2,031	(583)	57,691	—	—	(56,243)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	1,000,000	2,031	(583)	59,427	—	—	(57,979)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	500,000	7,031	(291)	28,279	—	—	(21,539)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	1,000,000	14,063	(584)	55,844	—	—	(42,365)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	1,000,000	14,063	(584)	51,918	—	—	(38,439)
Total							40,235	(2,917)	274,281	—	—	(236,963)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	USD	18,909,000	(630,085)	—	—	—	(630,085)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	7.555%
3-Month USD LIBOR	London Interbank Offered Rate	1.908%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $126,633,503, which represents 59.60% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2019.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2019, the total value of these securities amounted to $404,202, which represents 0.19% of total net assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2019.
(h)	Non-income producing investment.
(i)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2019.
(j)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(l)	Principal and interest may not be guaranteed by a governmental entity.
(m)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(n)	Represents a security purchased on a when-issued basis.
(o)	The stated interest rate represents the weighted average interest rate at December 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(p)	Represents a security purchased on a forward commitment basis.
(q)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(r)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	11,194,472	77,183,378	(75,694,549)	12,683,301	(202)	(73)	188,623	12,682,033
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
RUB	Russian Ruble
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	31

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	26,883,594	1,581,662	28,465,256
Commercial Mortgage-Backed Securities - Non-Agency	—	10,971,895	—	10,971,895
Common Stocks
Energy	—	173,356	—	173,356
Financials	—	—	0*	0*
Utilities	—	10,709	—	10,709
Total Common Stocks	—	184,065	0*	184,065
Corporate Bonds & Notes	—	77,201,482	—	77,201,482
Foreign Government Obligations	—	18,833,473	—	18,833,473
Residential Mortgage-Backed Securities - Agency	—	29,714,122	—	29,714,122
Residential Mortgage-Backed Securities - Non-Agency	—	37,988,779	495,158	38,483,937
Senior Loans	—	13,523,973	—	13,523,973
U.S. Treasury Obligations	383,988	—	—	383,988
Money Market Funds	12,682,033	—	—	12,682,033
Total Investments in Securities	13,066,021	215,301,383	2,076,820	230,444,224
Investments in Derivatives
Asset
Futures Contracts	705,919	—	—	705,919
Swap Contracts	—	142,188	—	142,188
Liability
Forward Foreign Currency Exchange Contracts	—	(38,351)	—	(38,351)
Futures Contracts	(14,787)	—	—	(14,787)
Swap Contracts	—	(933,111)	—	(933,111)
Total	13,757,153	214,472,109	2,076,820	230,306,082

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2019 ($)
Asset-Backed Securities — Non-Agency	1,038,591	10,110	—	(242,027)	1,200,000	(425,012)	—	—	1,581,662
Residential Mortgage-Backed Securities — Non-Agency	790,316	695	—	116	—	—	—	(295,969)	495,158
Total	1,828,907	10,805	—	(241,911)	1,200,000	(425,012)	—	(295,969)	2,076,820
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2019 was $(241,911), which is comprised of Asset-Backed Securities - Non-Agency of $(242,027) and Residential Mortgage-Backed Securities - Non-Agency of $116.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	33

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $211,441,444)	$217,762,191
Affiliated issuers (cost $12,682,106)	12,682,033
Cash	95,439
Foreign currency (cost $27,957)	28,227
Margin deposits on:
Futures contracts	897,639
Swap contracts	791,327
Upfront payments on swap contracts	274,281
Receivable for:
Investments sold	1,250
Capital shares sold	144,348
Dividends	12,979
Interest	1,609,338
Foreign tax reclaims	7,837
Variation margin for futures contracts	117,945
Variation margin for swap contracts	22,390
Prepaid expenses	734
Trustees’ deferred compensation plan	94,717
Total assets	234,542,675
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	38,351
Unrealized depreciation on swap contracts	236,963
Payable for:
Investments purchased on a delayed delivery basis	21,546,294
Capital shares purchased	26,150
Variation margin for futures contracts	49,831
Variation margin for swap contracts	707
Foreign capital gains taxes deferred	228
Management services fees	3,489
Distribution and/or service fees	703
Service fees	14,182
Compensation of board members	338
Compensation of chief compliance officer	18
Other expenses	59,991
Trustees’ deferred compensation plan	94,717
Total liabilities	22,071,962
Net assets applicable to outstanding capital stock	$212,470,713
Represented by
Paid in capital	202,301,958
Total distributable earnings (loss)	10,168,755
Total - representing net assets applicable to outstanding capital stock	$212,470,713
Class 1
Net assets	$109,697,880
Shares outstanding	25,676,477
Net asset value per share	$4.27
Class 2
Net assets	$102,772,833
Shares outstanding	24,313,021
Net asset value per share	$4.23
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$248,804
Dividends — affiliated issuers	188,623
Interest	8,791,382
Foreign taxes withheld	(2,245)
Total income	9,226,564
Expenses:
Management services fees	1,138,123
Distribution and/or service fees
Class 2	209,670
Service fees	109,740
Compensation of board members	16,064
Custodian fees	47,895
Printing and postage fees	18,733
Audit fees	54,946
Legal fees	4,106
Interest on collateral	4,709
Compensation of chief compliance officer	73
Other	13,652
Total expenses	1,617,711
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(106,247)
Total net expenses	1,511,464
Net investment income	7,715,100
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	209,293
Investments — affiliated issuers	(202)
Foreign currency translations	(3,173)
Forward foreign currency exchange contracts	64,756
Futures contracts	(2,782,984)
Options purchased	1,319,500
Options contracts written	(456,708)
Swap contracts	(384,295)
Net realized loss	(2,033,813)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	12,586,223
Investments — affiliated issuers	(73)
Foreign currency translations	4,654
Forward foreign currency exchange contracts	(75,026)
Futures contracts	638,537
Options purchased	(32,771)
Options contracts written	(35,287)
Swap contracts	(608,980)
Foreign capital gains tax	(228)
Net change in unrealized appreciation (depreciation)	12,477,049
Net realized and unrealized gain	10,443,236
Net increase in net assets resulting from operations	$18,158,336
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	35

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$7,715,100	$7,364,544
Net realized loss	(2,033,813)	(171,406)
Net change in unrealized appreciation (depreciation)	12,477,049	(7,936,940)
Net increase (decrease) in net assets resulting from operations	18,158,336	(743,802)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(4,041,068)	(3,438,395)
Class 2	(3,062,256)	(2,217,129)
Total distributions to shareholders	(7,103,324)	(5,655,524)
Increase in net assets from capital stock activity	33,123,976	11,002,638
Total increase in net assets	44,178,988	4,603,312
Net assets at beginning of year	168,291,725	163,688,413
Net assets at end of year	$212,470,713	$168,291,725

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	653,187	2,757,690	677,059	2,758,715
Distributions reinvested	966,763	4,041,068	848,986	3,438,395
Redemptions	(760,175)	(3,203,096)	(605,434)	(2,483,158)
Net increase	859,775	3,595,662	920,611	3,713,952
Class 2
Subscriptions	8,274,326	34,581,903	5,051,153	20,665,730
Distributions reinvested	739,675	3,062,256	552,900	2,217,129
Redemptions	(1,933,639)	(8,115,845)	(3,819,211)	(15,594,173)
Net increase	7,080,362	29,528,314	1,784,842	7,288,686
Total net increase	7,940,137	33,123,976	2,705,453	11,002,638
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

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Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	37

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$4.02	0.18	0.23	0.41	(0.16)	—	(0.16)
Year Ended 12/31/2018	$4.18	0.19	(0.21)	(0.02)	(0.14)	—	(0.14)
Year Ended 12/31/2017	$4.05	0.18	0.08	0.26	(0.13)	—	(0.13)
Year Ended 12/31/2016	$4.45	0.19	0.21	0.40	(0.53)	(0.27)	(0.80)
Year Ended 12/31/2015	$8.71	0.34	(0.32)(d)	0.02	(3.20)	(1.08)	(4.28)
Class 2
Year Ended 12/31/2019	$3.98	0.16	0.24	0.40	(0.15)	—	(0.15)
Year Ended 12/31/2018	$4.14	0.17	(0.20)	(0.03)	(0.13)	—	(0.13)
Year Ended 12/31/2017	$4.02	0.17	0.07	0.24	(0.12)	—	(0.12)
Year Ended 12/31/2016	$4.41	0.18	0.21	0.39	(0.51)	(0.27)	(0.78)
Year Ended 12/31/2015	$8.66	0.26	(0.25)(d)	0.01	(3.18)	(1.08)	(4.26)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$4.27	10.38%	0.74%(c)	0.69%(c)	4.19%	193%	$109,698
Year Ended 12/31/2018	$4.02	(0.39%)	0.77%(c)	0.69%(c)	4.49%	157%	$99,738
Year Ended 12/31/2017	$4.18	6.36%	0.77%	0.71%	4.42%	162%	$99,806
Year Ended 12/31/2016	$4.05	9.15%	0.73%	0.66%	4.50%	179%	$95,971
Year Ended 12/31/2015	$4.45	(1.77%)	0.69%	0.68%	4.23%	192%	$89,998
Class 2
Year Ended 12/31/2019	$4.23	10.22%	0.99%(c)	0.94%(c)	3.92%	193%	$102,773
Year Ended 12/31/2018	$3.98	(0.64%)	1.02%(c)	0.94%(c)	4.24%	157%	$68,554
Year Ended 12/31/2017	$4.14	5.90%	1.03%	0.96%	4.19%	162%	$63,882
Year Ended 12/31/2016	$4.02	9.05%	0.98%	0.90%	4.24%	179%	$46,676
Year Ended 12/31/2015	$4.41	(1.93%)	0.98%	0.94%	4.23%	192%	$35,854
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	39

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
40	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
December 31, 2019
cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
42	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in inflation. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
December 31, 2019
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
44	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Upfront payments on swap contracts	274,281
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	705,919*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	142,188*
Total		1,122,388

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	867,048*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	38,351
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	14,787*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	66,063*
Total		986,249

Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
December 31, 2019
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(339,078)	(339,078)
Foreign exchange risk	64,756	—	—	—	—	64,756
Interest rate risk	—	(2,782,984)	(456,708)	1,319,500	(45,217)	(1,965,409)
Total	64,756	(2,782,984)	(456,708)	1,319,500	(384,295)	(2,239,731)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(868,087)	(868,087)
Foreign exchange risk	(75,026)	—	—	—	—	(75,026)
Interest rate risk	—	638,537	(35,287)	(32,771)	259,107	829,586
Total	(75,026)	638,537	(35,287)	(32,771)	(608,980)	(113,527)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	19,113,211
Futures contracts — short	76,133,639
Credit default swap contracts — buy protection	20,392,250

Derivative instrument	Average value ($)*
Options contracts — purchased	422,093
Options contracts — written	(185,982)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	13,517	(14,786)
Interest rate swap contracts	106,343	(239,131)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases
46	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	47

Notes to Financial Statements  (continued)
December 31, 2019
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
	Citi ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	7,968	-	-	7,968
Centrally cleared interest rate swap contracts (b)	-	-	14,422	-	-	14,422
OTC credit default swap contracts (c)	23,839	13,479	-	-	-	37,318
Total assets	23,839	13,479	22,390	-	-	59,708
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	707	-	-	707
Forward foreign currency exchange contracts	-	-	-	15,665	22,686	38,351
Total liabilities	-	-	707	15,665	22,686	39,058
Total financial and derivative net assets	23,839	13,479	21,683	(15,665)	(22,686)	20,650
Total collateral received (pledged) (d)	-	-	-	-	-	-
Net amount (e)	23,839	13,479	21,683	(15,665)	(22,686)	20,650

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
48	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	49

Notes to Financial Statements  (continued)
December 31, 2019
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.600% of the Fund’s average daily net assets.
50	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $190,480, respectively. The sale transactions resulted in a net realized loss of $161,647.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.69%	0.67%
Class 2	0.94	0.92
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	51

Notes to Financial Statements  (continued)
December 31, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, swap investments, principal and/or interest of fixed income securities, foreign capital gains tax, investments in partnerships, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(765,873)	765,873	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,103,324	—	7,103,324	5,655,524	—	5,655,524
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,993,695	—	(2,472,318)	5,734,373
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
224,571,709	7,770,301	(2,035,928)	5,734,373
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
52	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(285,047)	(2,187,271)	(2,472,318)	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $415,395,739 and $387,243,708, respectively, for the year ended December 31, 2019, of which $278,681,921 and $281,016,274, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	53

Notes to Financial Statements  (continued)
December 31, 2019
each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "IBOR" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
54	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 78.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	55

Notes to Financial Statements  (continued)
December 31, 2019
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
56	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Strategic Income Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	57

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
58	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	59

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
60	Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2019	61

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Columbia Variable Portfolio – Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1522 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Cap Value Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	21.34	7.27	10.09
Class 2	06/01/00	20.98	7.01	9.86
Russell 2000 Value Index		22.39	6.99	10.56
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	98.3
Exchange-Traded Equity Funds	0.3
Money Market Funds	1.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	1.7
Consumer Discretionary	12.9
Consumer Staples	3.3
Energy	5.8
Financials	36.1
Health Care	3.8
Industrials	12.0
Information Technology	9.3
Materials	8.9
Real Estate	6.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 49.0% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 20.98%. The Fund modestly trailed its benchmark, the Russell 2000 Value Index, which returned 22.39% for the same time period. Stock selection in the information technology, consumer discretionary and industrials sectors aided relative performance, while health care, real estate and energy hampered relative results.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. Gross domestic product grew at 3.1% in the first quarter. The labor markets added 184,000 jobs per month, on average, for the year. Unemployment fell to 3.5%, annualized. As the effects of tax stimulus wore off, the pace of U.S. economic growth came back down to its potential trend rate of 2.1% for the year as a whole. With a strong dollar, weakening global economic growth and a softer outlook for energy spending, the U.S. industrial economy displayed some signs of weakness as manufacturing activity fell below 50 points, as measured by the Institute for Supply Management’s Purchasing Managers’ Index. The lingering trade war created uncertainty and challenges abroad. China’s economic conditions weakened due to the trade tension and consumer prices rose as a result of inflation in the price of pork. A slowing China had a secondary effect of slowing Germany’s machinery exports, causing significant slowing in European Union countries.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the year. In its December meeting, the Fed announced that it would hold the federal funds rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target.
Stocks outperformed bonds for the 12-month period. The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49%, led by a 48.0% price gain in information technology stocks and 30.9% in communication services. Growth stocks solidly outperformed value for the year, and large-cap stocks led mid-cap and small-cap stocks. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.72%.
Contributors and detractors
Stock selection in the information technology sector was very strong. Aggressive purchases at deep discounts late in 2018, when the sector was beaten down, paid off in 2019 as technology came roaring back. Virtually all of the Fund’s performance advantage in the technology sector was the result of stock selection, as the Fund was modestly underweight in the sector relative to the benchmark. Within technology, Cirrus Logic, Inc. was a top contributor to Fund gains. We invested in Cirrus at a deep discount in October 2018. Shares of the semiconductor company, which makes components for Apple products, rose approximately 150% in 2019. These gains were partially offset by a loss from Casa Systems, Inc., a provider for cable systems such as Charter Communications and Comcast. As these companies cut their budgets, Casa lost ground. However, we believe the cable industry may need to revive purchases at some point, providing Casa with rebound potential.
An overweight and stock selection in the consumer discretionary sector also aided relative returns. The Fund did well with a position in Big Lots, Inc., whose shares were selling at what we judged to be a deep discount as investors unloaded retailers without much regard to differentiation. Big Lots delivered a solid return for the Fund in 2019. Thor Industries, Inc., a leading recreational vehicle company, was another solid performer. RV stocks suffered a big downdraft in 2018, when investors judged that consumers were not positioned to make such large purchases. That view was not entirely wrong, but we took a contrarian view and invested in Thor after a price drop — and were rewarded when the stock rebounded nicely in 2019. In the industrials sector, Global Brass & Copper Holdings, Inc., a long-term Fund holding, made a solid contribution to relative
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
results and Fund returns. We sold Global Brass, taking profits in the second quarter. Elsewhere in the portfolio, the Fund enjoyed gains from Radian Group, Inc., a mortgage insurance company, which we have held since 2014. We believe Radian is in something of a sweet spot with a good economy and low foreclosure rates.
In the health care sector, Dynavax Technologies Corp. was a disappointment. The company offers a hepatitis B vaccine that has taken longer to commercialize than the market anticipated. However, we believed the vaccine had the potential to become the standard of care going forward. In the materials sector, Livent Corp., a large, low-cost producer of lithium for end markets, including the electric vehicle batteries, and a spin out from FMC Corporation, had not lived up to our expectations. We believed the company had longer term potential and continued to own the stock. Even though real estate was a positive contributor for the period, the Fund lost ground with an underweight in the strong-performing sector and stock selection trailed the benchmark. In the energy sector, an underweight helped the Fund, but stock selection trailed the benchmark and energy was a significant detractor for the period.
At period’s end
Even though small cap value has been out of phase for some time, we observed a shift toward value in the third quarter and believed there was the potential for a value renaissance in the period ahead. As such, we believed the Fund was nicely positioned to benefit if this shift does occur. With valuation in mind, we reduced the Fund’s exposure to interest-rate sectors, including utilities and real estate but remained overweight in financials and economically-sensitive sectors, such as materials. We believed that the incremental volatility from this shift had the potential to be compensated by incremental returns over the long term and provide a significant diversifier within the portfolio.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,076.40	1,020.79	4.87	4.74	0.92
Class 2	1,000.00	1,000.00	1,074.40	1,019.52	6.18	6.02	1.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 1.7%
Entertainment 0.3%
Lions Gate Entertainment Corp., Class B(a)	175,591	1,743,619
Interactive Media & Services 0.2%
Trivago NV, ADR(a)	502,739	1,317,176
Media 0.8%
Criteo SA, ADR(a)	162,771	2,820,822
Liberty Latin America Ltd., Class C(a)	121,983	2,373,789
Total		5,194,611
Wireless Telecommunication Services 0.4%
Shenandoah Telecommunications Co.	55,314	2,301,615
Total Communication Services		10,557,021
Consumer Discretionary 12.7%
Auto Components 2.1%
Cooper Tire & Rubber Co.	131,416	3,778,210
Gentherm, Inc.(a)	85,199	3,781,984
Modine Manufacturing Co.(a)	253,058	1,948,546
Visteon Corp.(a)	44,990	3,895,684
Total		13,404,424
Automobiles 1.0%
Thor Industries, Inc.	85,181	6,328,097
Distributors 0.2%
Educational Development Corp.	214,027	1,322,687
Diversified Consumer Services 0.8%
American Public Education, Inc.(a)	61,693	1,689,771
Carriage Services, Inc.	125,810	3,220,736
Total		4,910,507
Hotels, Restaurants & Leisure 0.3%
PlayAGS, Inc.(a)	163,979	1,989,065
Household Durables 2.6%
Cavco Industries, Inc.(a)	16,157	3,156,755
Ethan Allen Interiors, Inc.	180,030	3,431,372
Hamilton Beach Brands Holding Co.	52,088	994,881
Hooker Furniture Corp.	79,183	2,034,211
Legacy Housing Corp.(a)	117,379	1,953,186
Common Stocks (continued)
Issuer	Shares	Value ($)
Lifetime Brands, Inc.	138,447	962,207
TRI Pointe Group, Inc.(a)	233,917	3,644,427
Total		16,177,039
Leisure Products 1.2%
Acushnet Holdings Corp.	47,132	1,531,790
American Outdoor Brands Corp.(a)	304,650	2,827,152
Malibu Boats, Inc., Class A(a)	80,612	3,301,061
Total		7,660,003
Multiline Retail 1.1%
Big Lots, Inc.	125,267	3,597,668
Hudson’s Bay Co.	435,706	3,315,063
Total		6,912,731
Specialty Retail 2.6%
Children’s Place, Inc. (The)	79,558	4,973,966
Citi Trends, Inc.	94,288	2,179,939
Designer Brands, Inc.	149,991	2,360,858
Signet Jewelers Ltd.	162,688	3,536,837
Urban Outfitters, Inc.(a)	125,873	3,495,493
Total		16,547,093
Textiles, Apparel & Luxury Goods 0.8%
Capri Holdings Ltd.(a)	66,232	2,526,751
Movado Group, Inc.	117,070	2,545,102
Total		5,071,853
Total Consumer Discretionary		80,323,499
Consumer Staples 3.3%
Beverages 0.3%
MGP Ingredients, Inc.	40,363	1,955,588
Food & Staples Retailing 1.0%
Andersons, Inc. (The)	116,897	2,955,156
Weis Markets, Inc.	85,933	3,479,427
Total		6,434,583
Food Products 1.5%
Fresh Del Monte Produce, Inc.	157,781	5,519,179
Hain Celestial Group, Inc. (The)(a)	140,569	3,648,469
Total		9,167,648
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Products 0.5%
Inter Parfums, Inc.	41,082	2,987,072
Total Consumer Staples		20,544,891
Energy 5.7%
Energy Equipment & Services 2.1%
Covia Holdings Corp.(a)	793,504	1,618,748
Dawson Geophysical Co.(a)	747,314	1,793,554
Frank’s International NV(a)	389,731	2,014,909
Natural Gas Services Group, Inc.(a)	163,242	2,001,347
Profire Energy, Inc.(a)	835,931	1,212,100
ProPetro Holding Corp.(a)	219,140	2,465,325
RPC, Inc.	444,090	2,327,031
Total		13,433,014
Oil, Gas & Consumable Fuels 3.6%
Callon Petroleum Co.(a)	1,013,462	4,895,022
Delek U.S. Holdings, Inc.	160,313	5,375,295
Magnolia Oil & Gas Corp., Class A(a)	224,950	2,829,871
Northern Oil and Gas, Inc.(a)	821,430	1,922,146
Range Resources Corp.	559,720	2,714,642
SM Energy Co.	254,267	2,857,961
W&T Offshore, Inc.(a)	370,850	2,061,926
Total		22,656,863
Total Energy		36,089,877
Financials 35.4%
Banks 21.5%
Ameris Bancorp	122,702	5,219,743
Atlantic Union Bankshares Corp.	113,727	4,270,449
Auburn National Bancorporation, Inc.	39,020	2,068,060
BancFirst Corp.	94,404	5,894,586
BankUnited, Inc.	203,083	7,424,714
Banner Corp.	89,577	5,069,162
Boston Private Financial Holdings, Inc.	355,329	4,274,608
Bridge Bancorp, Inc.	84,171	2,822,254
Brookline Bancorp, Inc.	277,228	4,563,173
Capital City Bank Group, Inc.	178,335	5,439,217
CB Financial Services, Inc.	51,560	1,554,018
CenterState Bank Corp.	185,027	4,621,974
Columbia Banking System, Inc.	125,764	5,116,708
Common Stocks (continued)
Issuer	Shares	Value ($)
Community Trust Bancorp, Inc.	76,947	3,588,808
First BanCorp	628,850	6,659,521
First Community Corp.	87,580	1,892,604
First Financial Corp.	99,139	4,532,635
First of Long Island Corp. (The)	167,320	4,196,386
Heritage Financial Corp.	81,403	2,303,705
Hilltop Holdings, Inc.	261,800	6,526,674
Iberiabank Corp.	79,120	5,920,550
Investors Bancorp, Inc.	391,273	4,662,018
National Bank Holdings Corp., Class A	107,221	3,776,324
Northrim BanCorp, Inc.	128,261	4,912,396
OFG Bancorp	193,920	4,578,451
Popular, Inc.	45,226	2,657,028
Sierra Bancorp	72,471	2,110,356
Silvergate Capital Corp., Class A(a)	154,010	2,450,299
Texas Capital Bancshares, Inc.(a)	72,745	4,129,734
Towne Bank	189,083	5,260,289
UMB Financial Corp.	105,980	7,274,467
Total		135,770,911
Capital Markets 1.3%
GAIN Capital Holdings, Inc.	461,868	1,824,379
INTL FCStone, Inc.(a)	88,979	4,344,844
Moelis & Co., ADR, Class A	63,984	2,042,369
Total		8,211,592
Consumer Finance 1.4%
Enova International, Inc.(a)	58,151	1,399,113
Ezcorp, Inc., Class A(a)	562,749	3,837,948
FirstCash, Inc.	42,774	3,448,868
Total		8,685,929
Insurance 5.9%
American Equity Investment Life Holding Co.	188,087	5,629,444
American National Insurance Co.	20,540	2,417,147
Crawford & Co., Class A	212,414	2,436,389
Employers Holdings, Inc.	110,925	4,631,119
FBL Financial Group, Inc., Class A	68,139	4,015,431
Global Indemnity Ltd	112,055	3,320,190
Heritage Insurance Holdings, Inc.	199,884	2,648,463
Horace Mann Educators Corp.	77,501	3,383,694

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
National Western Life Group, Inc., Class A	13,656	3,972,257
Protective Insurance Corp., Class B	160,736	2,586,242
United Fire Group, Inc.	52,622	2,301,160
Total		37,341,536
Thrifts & Mortgage Finance 5.3%
HomeStreet, Inc.(a)	122,532	4,166,088
MGIC Investment Corp.	426,137	6,038,361
Provident Financial Holdings, Inc.	141,165	3,091,514
Radian Group, Inc.	325,480	8,189,077
Washington Federal, Inc.	150,125	5,502,081
Western New England Bancorp, Inc.	397,631	3,829,187
WSFS Financial Corp.	70,765	3,112,952
Total		33,929,260
Total Financials		223,939,228
Health Care 3.7%
Biotechnology 1.1%
Atara Biotherapeutics, Inc.(a)	88,460	1,456,936
Dynavax Technologies Corp.(a)	313,338	1,792,294
Immunomedics, Inc.(a)	173,800	3,677,608
Total		6,926,838
Health Care Equipment & Supplies 0.7%
Quotient Ltd.(a)	225,832	2,147,662
Sientra, Inc.(a)	260,490	2,328,781
Total		4,476,443
Life Sciences Tools & Services 0.2%
Quanterix Corp.(a)	66,550	1,572,576
Pharmaceuticals 1.7%
Aerie Pharmaceuticals, Inc.(a)	148,110	3,579,819
Supernus Pharmaceuticals, Inc.(a)	166,880	3,958,393
TherapeuticsMD, Inc.(a)	1,256,140	3,039,859
Total		10,578,071
Total Health Care		23,553,928
Industrials 11.8%
Airlines 0.6%
Spirit Airlines, Inc.(a)	92,058	3,710,858
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 1.6%
Apogee Enterprises, Inc.	80,168	2,605,460
Resideo Technologies, Inc.(a)	230,707	2,752,335
Universal Forest Products, Inc.	107,216	5,114,203
Total		10,471,998
Commercial Services & Supplies 0.4%
Herman Miller, Inc.	59,190	2,465,263
Electrical Equipment 0.7%
Encore Wire Corp.	79,329	4,553,485
Machinery 4.0%
FreightCar America, Inc.(a)	206,782	428,039
Gorman-Rupp Co.	94,106	3,528,975
Kennametal, Inc.	128,305	4,733,171
LB Foster Co., Class A(a)	110,865	2,148,564
Lydall, Inc.(a)	122,461	2,512,900
Manitex International, Inc.(a)	274,808	1,635,108
Mueller Industries, Inc.	136,589	4,336,701
Standex International Corp.	42,090	3,339,841
Wabash National Corp.	173,490	2,548,568
Total		25,211,867
Marine 0.6%
Seaspan Corp.	259,105	3,681,882
Professional Services 0.8%
Korn/Ferry International	113,336	4,805,446
Road & Rail 2.4%
Heartland Express, Inc.	163,200	3,435,360
Marten Transport Ltd.	185,600	3,988,544
Schneider National, Inc., Class B	174,831	3,814,812
Werner Enterprises, Inc.	101,028	3,676,409
Total		14,915,125
Trading Companies & Distributors 0.7%
Houston Wire & Cable Co.(a)	259,188	1,143,019
Textainer Group Holdings Ltd.(a)	306,648	3,284,200
Total		4,427,219
Total Industrials		74,243,143

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 9.1%
Communications Equipment 3.3%
Casa Systems, Inc.(a)	190,539	779,304
Digi International, Inc.(a)	144,383	2,558,467
KVH Industries, Inc.(a)	238,447	2,653,915
Lumentum Holdings, Inc.(a)	99,358	7,879,089
NETGEAR, Inc.(a)	112,470	2,756,640
Netscout Systems, Inc.(a)	188,923	4,547,377
Total		21,174,792
Electronic Equipment, Instruments & Components 1.4%
AVX Corp.	118,145	2,418,428
Vishay Intertechnology, Inc.	288,720	6,146,849
Total		8,565,277
Semiconductors & Semiconductor Equipment 3.0%
Advanced Energy Industries, Inc.(a)	39,530	2,814,536
Cirrus Logic, Inc.(a)	35,300	2,909,073
Cohu, Inc.	241,666	5,522,068
MACOM Technology Solutions Holdings, Inc.(a)	184,463	4,906,716
Photronics, Inc.(a)	190,945	3,009,293
Total		19,161,686
Software 1.1%
Asure Software, Inc.(a)	255,840	2,092,771
MicroStrategy, Inc., Class A(a)	25,450	3,629,934
Park City Group Inc(a)	228,924	1,158,355
Total		6,881,060
Technology Hardware, Storage & Peripherals 0.3%
Stratasys Ltd.(a)	82,695	1,672,507
Total Information Technology		57,455,322
Materials 8.7%
Chemicals 2.1%
Flotek Industries, Inc.(a)	530,701	1,061,402
FutureFuel Corp.	265,762	3,292,791
Livent Corp.(a)	609,796	5,213,756
Tronox Holdings PLC, Class A	303,882	3,470,332
Total		13,038,281
Containers & Packaging 0.6%
Greif, Inc., Class A	85,017	3,757,751
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 4.6%
Allegheny Technologies, Inc.(a)	208,734	4,312,444
Ampco-Pittsburgh Corp.(a)	280,882	845,455
Capstone Mining Corp.(a)	6,151,079	3,600,031
Centerra Gold, Inc.(a)	378,530	3,011,216
Century Aluminum Co.(a)	335,749	2,523,154
Commercial Metals Co.	253,940	5,655,244
Ferroglobe PLC(a)	1,456,694	1,369,292
Olympic Steel, Inc.	216,180	3,873,946
Schnitzer Steel Industries, Inc., Class A	77,390	1,677,815
Universal Stainless & Alloy Products, Inc.(a)	160,613	2,393,134
Total		29,261,731
Paper & Forest Products 1.4%
Clearwater Paper Corp.(a)	143,864	3,072,935
Louisiana-Pacific Corp.	204,880	6,078,790
Total		9,151,725
Total Materials		55,209,488
Real Estate 6.1%
Equity Real Estate Investment Trusts (REITS) 6.1%
CoreCivic, Inc.	217,060	3,772,503
Farmland Partners, Inc.	512,458	3,474,465
Mack-Cali Realty Corp.	338,870	7,838,063
PotlatchDeltic Corp.	122,532	5,301,960
RLJ Lodging Trust	476,530	8,444,112
SITE Centers Corp.	231,515	3,245,840
Sunstone Hotel Investors, Inc.	480,472	6,688,170
Total		38,765,113
Total Real Estate		38,765,113
Total Common Stocks (Cost $598,354,035)		620,681,510

Exchange-Traded Equity Funds 0.3%
	Shares	Value ($)
U.S. Small Cap 0.3%
iShares Russell 2000 Value ETF	14,560	1,872,125
Total Exchange-Traded Equity Funds (Cost $1,808,758)		1,872,125

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	8,853,962	8,853,077
Total Money Market Funds (Cost $8,853,282)		8,853,077
Total Investments in Securities (Cost: $609,016,075)		631,406,712
Other Assets & Liabilities, Net		344,800
Net Assets		631,751,512
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	3,606,415	307,032,049	(301,784,502)	8,853,962	698	(205)	118,235	8,853,077
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,557,021	—	—	10,557,021
Consumer Discretionary	80,323,499	—	—	80,323,499
Consumer Staples	20,544,891	—	—	20,544,891
Energy	36,089,877	—	—	36,089,877
Financials	223,939,228	—	—	223,939,228
Health Care	23,553,928	—	—	23,553,928
Industrials	74,243,143	—	—	74,243,143
Information Technology	57,455,322	—	—	57,455,322
Materials	55,209,488	—	—	55,209,488
Real Estate	38,765,113	—	—	38,765,113
Total Common Stocks	620,681,510	—	—	620,681,510
Exchange-Traded Equity Funds	1,872,125	—	—	1,872,125
Money Market Funds	8,853,077	—	—	8,853,077
Total Investments in Securities	631,406,712	—	—	631,406,712
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	13

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $600,162,793)	$622,553,635
Affiliated issuers (cost $8,853,282)	8,853,077
Cash	12,453
Receivable for:
Capital shares sold	34,700
Dividends	951,388
Foreign tax reclaims	419
Prepaid expenses	1,173
Trustees’ deferred compensation plan	94,146
Total assets	632,500,991
Liabilities
Payable for:
Investments purchased	290,158
Capital shares purchased	194,839
Management services fees	14,840
Distribution and/or service fees	2,155
Service fees	111,858
Compensation of board members	250
Compensation of chief compliance officer	34
Other expenses	41,199
Trustees’ deferred compensation plan	94,146
Total liabilities	749,479
Net assets applicable to outstanding capital stock	$631,751,512
Represented by
Paid in capital	584,059,620
Total distributable earnings (loss)	47,691,892
Total - representing net assets applicable to outstanding capital stock	$631,751,512
Class 1
Net assets	$316,513,461
Shares outstanding	20,200,341
Net asset value per share	$15.67
Class 2
Net assets	$315,238,051
Shares outstanding	20,270,023
Net asset value per share	$15.55
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$6,914,337
Dividends — affiliated issuers	118,235
Foreign taxes withheld	(16,676)
Total income	7,015,896
Expenses:
Management services fees	3,489,125
Distribution and/or service fees
Class 2	773,768
Service fees	589,219
Compensation of board members	18,502
Custodian fees	10,010
Printing and postage fees	38,202
Audit fees	29,000
Legal fees	8,315
Interest on interfund lending	16
Compensation of chief compliance officer	128
Other	16,127
Total expenses	4,972,412
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(492,342)
Total net expenses	4,480,070
Net investment income	2,535,826
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	23,046,488
Investments — affiliated issuers	698
Foreign currency translations	3,018
Net realized gain	23,050,204
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	51,584,661
Investments — affiliated issuers	(205)
Foreign currency translations	19
Net change in unrealized appreciation (depreciation)	51,584,475
Net realized and unrealized gain	74,634,679
Net increase in net assets resulting from operations	$77,170,505
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$2,535,826	$963,989
Net realized gain	23,050,204	27,370,100
Net change in unrealized appreciation (depreciation)	51,584,475	(92,094,856)
Net increase (decrease) in net assets resulting from operations	77,170,505	(63,760,767)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(535,774)	(980,459)
Class 2	(27,808,189)	(53,301,432)
Total distributions to shareholders	(28,343,963)	(54,281,891)
Increase in net assets from capital stock activity	292,643,666	26,497,488
Total increase (decrease) in net assets	341,470,208	(91,545,170)
Net assets at beginning of year	290,281,304	381,826,474
Net assets at end of year	$631,751,512	$290,281,304

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	19,898,420	293,885,795	52,588	930,571
Distributions reinvested	36,422	535,774	54,561	980,459
Redemptions	(122,954)	(1,845,073)	(72,660)	(1,441,668)
Net increase	19,811,888	292,576,496	34,489	469,362
Class 2
Subscriptions	1,352,923	20,253,011	1,109,990	19,648,565
Distributions reinvested	1,903,367	27,808,189	2,986,074	53,301,432
Redemptions	(3,156,935)	(47,994,030)	(2,495,991)	(46,921,871)
Net increase	99,355	67,170	1,600,073	26,028,126
Total net increase	19,911,243	292,643,666	1,634,562	26,497,488
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

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Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$14.22	0.15	2.79	2.94	(0.09)	(1.40)	(1.49)
Year Ended 12/31/2018	$20.30	0.10	(3.12)	(3.02)	(0.08)	(2.98)	(3.06)
Year Ended 12/31/2017	$19.11	0.08	2.52	2.60	(0.10)	(1.31)	(1.41)
Year Ended 12/31/2016	$16.02	0.10	4.82	4.92	(0.11)	(1.72)	(1.83)
Year Ended 12/31/2015	$18.42	0.10	(1.15)	(1.05)	(0.15)	(1.20)	(1.35)
Class 2
Year Ended 12/31/2019	$14.12	0.08	2.79	2.87	(0.04)	(1.40)	(1.44)
Year Ended 12/31/2018	$20.17	0.05	(3.08)	(3.03)	(0.04)	(2.98)	(3.02)
Year Ended 12/31/2017	$19.01	0.03	2.50	2.53	(0.06)	(1.31)	(1.37)
Year Ended 12/31/2016	$15.94	0.06	4.80	4.86	(0.07)	(1.72)	(1.79)
Year Ended 12/31/2015	$18.33	0.06	(1.14)	(1.08)	(0.11)	(1.20)	(1.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$15.67	21.34%	1.04%(c)	0.92%(c)	1.00%	60%	$316,513
Year Ended 12/31/2018	$14.22	(18.01%)	1.05%	0.92%	0.51%	49%	$5,525
Year Ended 12/31/2017	$20.30	14.31%	1.01%(d)	0.93%(d)	0.41%	52%	$7,186
Year Ended 12/31/2016	$19.11	33.04%	0.98%	0.93%	0.60%	62%	$6,081
Year Ended 12/31/2015	$16.02	(6.12%)	0.98%	0.93%	0.56%	64%	$6,045
Class 2
Year Ended 12/31/2019	$15.55	20.98%	1.31%(c)	1.17%(c)	0.52%	60%	$315,238
Year Ended 12/31/2018	$14.12	(18.17%)	1.30%	1.17%	0.26%	49%	$284,756
Year Ended 12/31/2017	$20.17	13.98%	1.26%(d)	1.18%(d)	0.14%	52%	$374,640
Year Ended 12/31/2016	$19.01	32.74%	1.23%	1.18%	0.37%	62%	$398,105
Year Ended 12/31/2015	$15.94	(6.32%)	1.23%	1.18%	0.32%	64%	$320,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	19

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
22	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $82,624,725 and $0, respectively.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.15% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	0.92%
Class 2	1.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(88,148)	88,148	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,042,526	25,301,437	28,343,963	16,402,147	37,879,744	54,281,891
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
24	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,741,328	19,012,368	—	22,024,400
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
609,382,312	62,627,554	(40,603,154)	22,024,400
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $503,400,055 and $240,393,521, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	200,000	2.92	1
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At December 31, 2019, two unaffiliated shareholders of record owned 38.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 49.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
26	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction	Capital gain dividend
99.85%	$20,049,761
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
30	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2019

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Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1501 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Contrarian Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Contrarian Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Contrarian Core Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	33.13	10.57	13.69
Class 2	04/30/12	32.81	10.30	13.42
Russell 1000 Index		31.43	11.48	13.78
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	14.6
Consumer Discretionary	7.9
Consumer Staples	4.6
Energy	5.7
Financials	15.4
Health Care	12.6
Industrials	7.6
Information Technology	26.4
Materials	3.3
Real Estate	1.1
Utilities	0.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 92.6% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 32.81%. The Fund outperformed its benchmark, the Russell 1000 Index, which returned 31.43% for the same time period. Stock selection generally accounted for the Fund’s performance advantage over the benchmark, especially in the information technology, communication services and consumer staples sectors. The Fund’s modest cash position, which is not a position in the benchmark, was the biggest detractor from relative results. The Fund lagged the benchmark in the health care, consumer discretionary and materials sectors.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the year, then announced in its December meeting that it would hold the federal funds rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Stocks outperformed bonds for the 12-month period. The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49%, led by a 48.0% price gain in information technology stocks and 30.9% in communication services. Growth stocks solidly outperformed value for the year, and large-cap stocks led mid-cap and small-cap stocks. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.72%.
Contributors and detractors
In the technology sector, a host of companies contributed to the Fund’s performance, including Lam Research Corp., Apple, Inc., NVIDIA Corp., Marvel Technology Group Ltd., MasterCard, Inc. and Microsoft Corp. Lam Research rebounded after an industry correction in 2018. Apple continued to execute well with new products and services. NVIDIA, a semiconductor company, whose end customers are primarily in gaming and artificial intelligence, rebounded from a weak 2018. We bought NVIDIA shares at what we judged to be a bargain and benefited when fundamentals improved along with its stock price in 2019. MasterCard continued to improve across all metrics, as consumers continued to move away from cash and checks. Microsoft continued to benefit from strong demand and the successful transition to products and services that generate recurring revenue, including its cloud-based revenue stream.
In the communication services sector, Facebook, Inc., AT&T, Inc. and Comcast Corp. were solid contributors to Fund results. All three stocks generated strong gains and their overweights in the portfolio amplified their impact on relative returns. AT&T was beaten up at the end of 2018, as investors worried about the company’s ability to handle its debt load and continue to pay a dividend. However, the company provided an optimistic medium- to long-term plan that boosted investor confidence, and the stock gained ground in 2019. Facebook recovered from investor concerns about privacy issues and the company’s ability to manage regulation. The company continued to generate strong revenue growth, boosting its shares in 2019. Comcast was another stock that got very cheap, by our standards, in 2018 and was rewarded for strong execution in 2019.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
In the consumer staples sector, ConAgra Foods, Inc., Mondelez International, Inc. and Philip Morris International, Inc. were top performers. Although ConAgra struggled in 2018 with the integration of its acquisition of Pinnacle Foods, its 2019 rebound reflected better traction. Volume gains and pricing helped drive organic sales growth for Mondelez, an American food and beverage company. Philip Morris benefited from solid execution and vaping health concerns as they clouded prospects for competition for Philip Morris’s ICOS device.
In a period of few big disappointments, EOG Resources, Inc. in the energy sector and Berkshire Hathaway, Inc. in the financials sector detracted from relative results. EOG lagged in the weakest-performing sector in the benchmark. Berkshire Hathaway frustrated investors because it did not put its significant capital to work in 2019. We considered the stock cheap and with Warren Buffet buying back shares, we remain patient and optimistic for Berkshire Hathaway over the longer term.
The Fund lagged the benchmark in materials and health care. Dupont de Nemours, Inc. was the Fund’s biggest disappointment in the materials sector, hurt by a slowing global economy. In health care, Pfizer, Inc. shares fell on the announcement that it planned to acquire Array Biopharma Inc. and merge its generic and off-patent drug unit Upjohn with Mylan N.V.
At period’s end
After a difficult 2018, we aggressively added to names that we thought were overpunished by the 2018 year-end sell off. We were satisfied to see the results of the judgements we made back then on the strong performance of 2019, getting stock selection and sector selection right and outperforming the benchmark in all four quarters. At the end of the year, we believed that the equity market was in a good spot, with the Fed on hold and stimulus injected by central banks outside the United States and the beginnings of a potential trade deal with China. We believe that this positive sentiment has the potential to change at some point in 2020. We intend to keep a close eye on geopolitical events and the 2020 election, with its potential ramifications on the stock market. As always, we continue our disciplined process of stock selection, seeking to identify solid contrarian opportunities for potential long-term capital growth.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,112.70	1,021.96	3.71	3.55	0.69
Class 2	1,000.00	1,000.00	1,111.70	1,020.69	5.06	4.84	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 14.4%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	528,866	20,668,084
Verizon Communications, Inc.	203,178	12,475,129
Total		33,143,213
Entertainment 2.3%
Activision Blizzard, Inc.	347,474	20,646,905
Electronic Arts, Inc.(a)	130,980	14,081,660
Total		34,728,565
Interactive Media & Services 6.5%
Alphabet, Inc., Class A(a)	20,691	27,713,319
Alphabet, Inc., Class C(a)	25,419	33,985,711
Facebook, Inc., Class A(a)	187,144	38,411,306
Total		100,110,336
Media 3.0%
Comcast Corp., Class A	864,217	38,863,838
ViacomCBS, Inc., Class B	187,335	7,862,450
Total		46,726,288
Wireless Telecommunication Services 0.5%
T-Mobile U.S.A., Inc.(a)	100,851	7,908,735
Total Communication Services		222,617,137
Consumer Discretionary 7.9%
Hotels, Restaurants & Leisure 0.8%
Aramark	194,235	8,429,799
McDonald’s Corp.	15,775	3,117,298
Total		11,547,097
Household Durables 0.7%
D.R. Horton, Inc.	88,725	4,680,243
Mohawk Industries, Inc.(a)	42,705	5,824,108
Total		10,504,351
Internet & Direct Marketing Retail 4.2%
Amazon.com, Inc.(a)	24,867	45,950,237
eBay, Inc.	537,105	19,394,862
Total		65,345,099
Specialty Retail 1.9%
Lowe’s Companies, Inc.	240,092	28,753,418
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.3%
Capri Holdings Ltd.(a)	139,100	5,306,665
Total Consumer Discretionary		121,456,630
Consumer Staples 4.5%
Food & Staples Retailing 0.4%
Sysco Corp.	75,439	6,453,052
Food Products 1.5%
ConAgra Foods, Inc.	253,583	8,682,682
Mondelez International, Inc., Class A	281,771	15,519,947
Total		24,202,629
Household Products 0.5%
Colgate-Palmolive Co.	105,260	7,246,098
Tobacco 2.1%
Philip Morris International, Inc.	378,035	32,166,998
Total Consumer Staples		70,068,777
Energy 5.6%
Energy Equipment & Services 0.6%
Schlumberger Ltd.	242,435	9,745,887
Oil, Gas & Consumable Fuels 5.0%
Canadian Natural Resources Ltd.	416,726	13,481,086
Chevron Corp.	286,431	34,517,800
EOG Resources, Inc.	227,000	19,013,520
Marathon Petroleum Corp.	98,975	5,963,243
Valero Energy Corp.	38,855	3,638,771
Total		76,614,420
Total Energy		86,360,307
Financials 15.2%
Banks 7.1%
Citigroup, Inc.	580,434	46,370,873
JPMorgan Chase & Co.	367,900	51,285,260
Wells Fargo & Co.	218,204	11,739,375
Total		109,395,508
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 3.2%
BlackRock, Inc.	44,850	22,546,095
Morgan Stanley	530,920	27,140,630
Total		49,686,725
Diversified Financial Services 4.1%
Berkshire Hathaway, Inc., Class B(a)	277,090	62,760,885
Insurance 0.8%
Aon PLC	60,263	12,552,180
Total Financials		234,395,298
Health Care 12.4%
Biotechnology 0.6%
Alexion Pharmaceuticals, Inc.(a)	88,728	9,595,933
Health Care Equipment & Supplies 5.9%
Abbott Laboratories	143,057	12,425,931
Becton Dickinson and Co.	70,840	19,266,355
Dentsply Sirona, Inc.	266,105	15,058,882
Medtronic PLC	396,318	44,962,277
Total		91,713,445
Health Care Providers & Services 2.0%
Anthem, Inc.	44,835	13,541,515
Cigna Corp.	81,861	16,739,756
Total		30,281,271
Pharmaceuticals 3.9%
Allergan PLC	69,549	13,295,682
Johnson & Johnson	211,504	30,852,089
Pfizer, Inc.	421,199	16,502,577
Total		60,650,348
Total Health Care		192,240,997
Industrials 7.6%
Aerospace & Defense 2.3%
L3 Harris Technologies, Inc.	36,040	7,131,235
Northrop Grumman Corp.	67,810	23,324,605
Spirit AeroSystems Holdings, Inc., Class A	73,924	5,387,581
Total		35,843,421
Electrical Equipment 1.4%
Emerson Electric Co.	277,768	21,182,588
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 2.3%
3M Co.	25,881	4,565,926
Honeywell International, Inc.	176,402	31,223,154
Total		35,789,080
Machinery 1.0%
Caterpillar, Inc.	103,425	15,273,804
Road & Rail 0.6%
Lyft, Inc., Class A(a)	130,550	5,616,261
Uber Technologies, Inc.(a)	102,055	3,035,116
Total		8,651,377
Total Industrials		116,740,270
Information Technology 26.0%
Communications Equipment 0.8%
Cisco Systems, Inc.	273,820	13,132,407
Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	472,570	13,756,513
IT Services 6.8%
DXC Technology Co.	183,470	6,896,637
Fidelity National Information Services, Inc.	212,627	29,574,290
Fiserv, Inc.(a)	179,986	20,811,781
International Business Machines Corp.	85,095	11,406,134
MasterCard, Inc., Class A	122,102	36,458,436
Total		105,147,278
Semiconductors & Semiconductor Equipment 3.9%
Intel Corp.	168,155	10,064,077
Lam Research Corp.	57,215	16,729,666
Marvell Technology Group Ltd.	259,430	6,890,461
NVIDIA Corp.	39,820	9,369,646
NXP Semiconductors NV	135,575	17,253,274
Total		60,307,124
Software 8.6%
Adobe, Inc.(a)	59,530	19,633,589
Autodesk, Inc.(a)	38,935	7,143,015
CDK Global, Inc.	131,135	7,170,462
Microsoft Corp.	558,340	88,050,218
Palo Alto Networks, Inc.(a)	46,058	10,650,913
Total		132,648,197

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 5.0%
Apple, Inc.	263,503	77,377,656
Total Information Technology		402,369,175
Materials 3.2%
Chemicals 2.2%
Air Products & Chemicals, Inc.	27,015	6,348,255
Corteva, Inc.	345,312	10,207,423
DuPont de Nemours, Inc.	113,932	7,314,434
Sherwin-Williams Co. (The)	16,444	9,595,732
Total		33,465,844
Metals & Mining 1.0%
Newmont Goldcorp Corp.	376,245	16,347,845
Total Materials		49,813,689
Real Estate 1.1%
Equity Real Estate Investment Trusts (REITS) 1.1%
American Tower Corp.	76,379	17,553,422
Total Real Estate		17,553,422
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.8%
Electric Utilities 0.8%
American Electric Power Co., Inc.	132,766	12,547,715
Total Utilities		12,547,715
Total Common Stocks (Cost $1,133,751,633)		1,526,163,417

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(b),(c)	12,378,808	12,377,570
Total Money Market Funds (Cost $12,377,570)		12,377,570
Total Investments in Securities (Cost: $1,146,129,203)		1,538,540,987
Other Assets & Liabilities, Net		7,639,090
Net Assets		1,546,180,077

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	21,923,464	397,402,655	(406,947,311)	12,378,808	2,501	—	489,972	12,377,570
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	222,617,137	—	—	222,617,137
Consumer Discretionary	121,456,630	—	—	121,456,630
Consumer Staples	70,068,777	—	—	70,068,777
Energy	86,360,307	—	—	86,360,307
Financials	234,395,298	—	—	234,395,298
Health Care	192,240,997	—	—	192,240,997
Industrials	116,740,270	—	—	116,740,270
Information Technology	402,369,175	—	—	402,369,175
Materials	49,813,689	—	—	49,813,689
Real Estate	17,553,422	—	—	17,553,422
Utilities	12,547,715	—	—	12,547,715
Total Common Stocks	1,526,163,417	—	—	1,526,163,417
Money Market Funds	12,377,570	—	—	12,377,570
Total Investments in Securities	1,538,540,987	—	—	1,538,540,987
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,133,751,633)	$1,526,163,417
Affiliated issuers (cost $12,377,570)	12,377,570
Receivable for:
Investments sold	9,815,174
Capital shares sold	3,962
Dividends	1,245,547
Foreign tax reclaims	52,081
Expense reimbursement due from Investment Manager	1,745
Prepaid expenses	5,795
Trustees’ deferred compensation plan	116,259
Total assets	1,549,781,550
Liabilities
Payable for:
Capital shares purchased	3,407,012
Management services fees	30,385
Distribution and/or service fees	771
Service fees	7,136
Compensation of board members	76
Compensation of chief compliance officer	142
Other expenses	39,692
Trustees’ deferred compensation plan	116,259
Total liabilities	3,601,473
Net assets applicable to outstanding capital stock	$1,546,180,077
Represented by
Trust capital	$1,546,180,077
Total - representing net assets applicable to outstanding capital stock	$1,546,180,077
Class 1
Net assets	$1,433,379,753
Shares outstanding	53,559,650
Net asset value per share	$26.76
Class 2
Net assets	$112,800,324
Shares outstanding	4,294,450
Net asset value per share	$26.27
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$27,612,706
Dividends — affiliated issuers	489,972
Interfund lending	833
Foreign taxes withheld	(112,418)
Total income	27,991,093
Expenses:
Management services fees	10,847,470
Distribution and/or service fees
Class 2	259,128
Service fees	66,175
Compensation of board members	35,526
Custodian fees	24,007
Printing and postage fees	18,182
Audit fees	29,000
Legal fees	32,146
Interest on interfund lending	16
Compensation of chief compliance officer	555
Other	47,890
Total expenses	11,360,095
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(541,231)
Total net expenses	10,818,864
Net investment income	17,172,229
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	75,120,260
Investments — affiliated issuers	2,501
Foreign currency translations	(747)
Net realized gain	75,122,014
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	335,011,164
Foreign currency translations	4,861
Net change in unrealized appreciation (depreciation)	335,016,025
Net realized and unrealized gain	410,138,039
Net increase in net assets resulting from operations	$427,310,268
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$17,172,229	$22,335,135
Net realized gain	75,122,014	371,594,352
Net change in unrealized appreciation (depreciation)	335,016,025	(503,071,484)
Net increase (decrease) in net assets resulting from operations	427,310,268	(109,141,997)
Decrease in net assets from capital stock activity	(274,808,345)	(991,818,558)
Total increase (decrease) in net assets	152,501,923	(1,100,960,555)
Net assets at beginning of year	1,393,678,154	2,494,638,709
Net assets at end of year	$1,546,180,077	$1,393,678,154

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	216,231	5,144,391	573,174	12,613,224
Redemptions	(11,411,795)	(271,813,544)	(43,845,452)	(994,617,858)
Net decrease	(11,195,564)	(266,669,153)	(43,272,278)	(982,004,634)
Class 2
Subscriptions	169,748	4,008,986	289,669	6,351,487
Redemptions	(522,680)	(12,148,178)	(735,853)	(16,165,411)
Net decrease	(352,932)	(8,139,192)	(446,184)	(9,813,924)
Total net decrease	(11,548,496)	(274,808,345)	(43,718,462)	(991,818,558)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

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Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$20.10	0.27	6.39	6.66
Year Ended 12/31/2018	$22.07	0.24	(2.21)	(1.97)
Year Ended 12/31/2017	$18.12	0.21	3.74	3.95
Year Ended 12/31/2016	$16.67	0.20	1.25	1.45
Year Ended 12/31/2015	$16.19	0.54(d)	(0.06)	0.48
Class 2
Year Ended 12/31/2019	$19.78	0.21	6.28	6.49
Year Ended 12/31/2018	$21.77	0.19	(2.18)	(1.99)
Year Ended 12/31/2017	$17.92	0.16	3.69	3.85
Year Ended 12/31/2016	$16.53	0.16	1.23	1.39
Year Ended 12/31/2015	$16.09	0.58(e)	(0.14)	0.44

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.40 per share.
(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.47 per share.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$26.76	33.13%	0.74%(c)	0.70%(c)	1.16%	43%	$1,433,380
Year Ended 12/31/2018	$20.10	(8.93%)	0.71%	0.71%	1.09%	63%	$1,301,755
Year Ended 12/31/2017	$22.07	21.80%	0.72%	0.72%	1.04%	46%	$2,383,772
Year Ended 12/31/2016	$18.12	8.70%	0.76%	0.76%	1.18%	53%	$2,216,643
Year Ended 12/31/2015	$16.67	2.97%	0.75%	0.75%	3.29%	67%	$2,278,481
Class 2
Year Ended 12/31/2019	$26.27	32.81%	0.99%(c)	0.95%(c)	0.90%	43%	$112,800
Year Ended 12/31/2018	$19.78	(9.14%)	0.96%	0.96%	0.86%	63%	$91,923
Year Ended 12/31/2017	$21.77	21.49%	0.97%	0.97%	0.78%	46%	$110,867
Year Ended 12/31/2016	$17.92	8.41%	1.01%	1.01%	0.94%	53%	$82,790
Year Ended 12/31/2015	$16.53	2.73%	1.01%	1.01%	3.52%	67%	$55,892
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
20	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.72% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.69%	0.72%
Class 2	0.94	0.97
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $631,169,828 and $893,545,132, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The Fund’s activity in the Interfund Program during the year ended December 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	200,000	2.93	1
Lender	11,400,000	2.63	1
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 99.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Contrarian Core Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	25

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
26	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
28	Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2019	29

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Columbia Variable Portfolio – Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1543 AT (02/20)

Annual Report
December 31, 2019
CTIVP® – Lazard International Equity Advantage Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – Lazard International Equity Advantage Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – Lazard International Equity Advantage Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Lazard Asset Management LLC
Paul Moghtader, CFA
Taras Ivanenko, CFA, PhD
Ciprian Marin
Craig Scholl, CFA
Susanne Willumsen
Alex Lai, CFA
Jason Williams, CFA
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	04/30/13	16.82	4.13	3.99
Class 2	04/30/13	16.58	3.85	3.73
MSCI EAFE Index (Net)		22.01	5.67	5.07
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns acheived by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadviser and strategies had been in place for prior periods, results shown may have been different.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2013 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – Lazard International Equity Advantage Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	5.1
Consumer Discretionary	10.6
Consumer Staples	11.8
Energy	5.2
Financials	18.2
Health Care	13.4
Industrials	15.4
Information Technology	5.9
Materials	6.9
Real Estate	3.3
Utilities	4.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at December 31, 2019)
Australia	7.3
Austria	1.1
Belgium	0.2
China	0.1
Denmark	3.4
France	10.3
Germany	8.2
Hong Kong	3.2
Ireland	0.2
Israel	0.7
Italy	3.0
Japan	24.0
Netherlands	6.8
Norway	0.5
Singapore	1.1
Spain	4.8
Sweden	2.6
Switzerland	10.2
United Kingdom	12.1
United States(a)	0.2
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Manager Discussion of Fund Performance
At December 31, 2019, approximately 99.2% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 16.58%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 22.01% over the same period. While the Fund benefited from security selection in the communication services and financials sectors, its underexposure to industrials and consumer staples detracted from returns.
EAFE markets rallied despite headwinds
The EAFE (Europe, Australasia and the Far East) markets rallied in 2019 despite a torrent of headwinds, including the ongoing trade war between the U.S. and China, three missed Brexit (the U.K.’s departure from the European Union) deadlines, increasingly violent protests in Hong Kong, attacks on the Saudi oil fields, increasing populism throughout Europe, heightened stimulus from the Bank of Japan and slowing growth in China. Continental European markets led the rally as resilient consumer spending more than offset weakness in the manufacturing sector, while fears of recession appear to have been pushed further out. By contrast, Asian markets were comparatively weak, dominated by the adverse reaction to the Hong Kong protests. Gold and oil prices both appreciated in the period in spite of supply concerns and lack of any inflation pressures. For the year, information technology stocks were the dominant sector, while health care stocks, particularly the equipment and service segment, were also market leaders. By contrast, returns of energy and communication services stocks fell short of the benchmark.
Contributors and detractors
Thanks to security selection, the strongest relative sectors for the Fund included two underperforming sectors: communication services and financials. Communication services companies continued to struggle with the capital requirements to upgrade to 5G technology along with a highly competitive environment and fickle customer base. The Fund’s exposure to several cloud-based suppliers like KDDI Corp. (Japan) was another contributing factor. The financial sector also struggled in 2019 as negative interest rates continue to impact the European banks. The Fund profited by avoiding many of the larger names in the sector, which struggled through most of the year. Positioning in diversified financials and insurance such as Euronext NV (Netherlands) and Partners Group Holding AG (Switzerland) benefited the Fund. We sold the Fund’s position in Euronext before the close of the reporting period. The EAFE region’s information technology sector, which is significantly smaller than the North American market, was the best performing sector in the benchmark. The Fund enjoyed successful results in the semiconductor and hardware segments sector led by holdings in Advantest Corp. (Japan) and Tokyo Electron Ltd. (Japan).
The largest relative contributors to Fund performance included MTU Aero Engines AG (Germany), which has benefitted from increasing demand from Airbus SE as a result of the ongoing Boeing 737Max platform issues. Another holding, Advantest is the industry leader in memory chip testers with more than a 50% market share. Industry demand for testers, especially with the release of new RAM chips, was expected to increase. We believed that the rollout of 5G technology in Japan provided Advantest with a growth opportunity over the next three to five years, and the company has been re-rated as a result. Enel SpA, the Italian utility, reported favorable earnings with a 20% increase in net income driven by improving margins. The company developed an integrated European solution with recent acquisitions and continued to expand its capacity in the renewable energy space. This resulted in an improved cash flow. With a strong price run-up in the first half of the year, we trimmed our position but remained relatively overweight to the stock.
The largest detractor to Fund performance was the result of relative underexposure to the industrial sector, which outperformed the benchmark in spite of generally disappointing economic news. Not having exposure to Airbus was one of the largest detractors as Airbus benefited from Boeing’s troubles. The Fund’s performance was also hurt by holdings in several Japanese industrials which had struggled with the strong yen. Consumer staples was another detractor, particularly in the first half of the year. Investors’ preference for large well-known companies drove much of the sector’s return and our underweights to LVMH Moët Hennessy – Louis Vuitton SE (France) and Diageo PLC (U.K.) were major contributors to
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
underperformance for the year. Both stocks were viewed as expensive within the sector with only modest growth potential. We sold both positions. In the materials sector, we were hurt by two Japanese holdings: JFE Holdings, Inc. and Daicel Corp. Both chemicals manufacturers fell into financial difficulty and sought capital infusions. With that news, we sold our positions. Both companies successfully raised the necessary capital and recovered in price by year-end, further hurting our relative return.
Among stocks, the largest individual detractors for the year were Japan Post Holdings Co., Ltd. (Japan), Imperial Brands PLC (U.K.), and Electricite de France SA (France). Japan Post disclosed that it had mis-sold around 183,000 insurance policies to customers over the past five years. The postal and financial services group pledged to investigate all 30 million of its insurance policies. All insurance sales were suspended as the investigation took place. Damages appeared to be in-line with early forecasts and the stock stabilized, so we continued to hold it. Imperial Brands sold off despite beating earnings estimates. Disappointing sales of its new vaping products appeared to be the primary cause of the stock’s decline as investors were looking for better growth in this small segment of its business. We cut our position in the stock in half but remained relatively overweight. Electricite de France surprised investors with its first quarter earnings, where they cut their dividend and lowered long-term earnings forecasts. We sold the stock on the news.
Portfolio positioning
Our investment process is solely bottom-up and we control sector exposure within specific ranges around the EAFE sectors’ benchmark weights. Sector shifts are largely a function of sector performance and do not reflect an active investment decision. For example, Novo Nordisk A/S, the world leader in diabetes medication, has lagged in recent years as new entrants have come into the market. As a result, the company’s valuation has returned to attractive levels – even given a reduced level of growth. We initiated a full position in the stock. We also bought a full position in the Spanish utility, Iberdrola SA, starting in July following the sale of Electricite de France. We believed Iberdrola to be similar in size with comparable valuation levels and better sentiment ranking.
Sales included U.K.-based Hargreaves Lansdown PLC, which we sold in June on news that the company was being investigated by the Financial Conduct Authority in connection with the collapse of Neil Woodford’s Equity Income Fund. Despite a favorable ranking, we felt the headline risk would dominate the stock’s performance until the case was resolved. We sold our position in Lloyds Banking Group PLC (U.K.) in November after the stock moved up 30% from year end and no longer ranked well in our process. Royal Dutch Shell PLC (Netherlands) was another significant sale as the stock faced weak momentum and poor analyst sentiment. We retained exposure to the sector through Total SA (France), which we believed had a better return profile.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,050.80	1,021.45	4.13	4.07	0.79
Class 2	1,000.00	1,000.00	1,048.50	1,020.18	5.43	5.35	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.6%
Issuer	Shares	Value ($)
Australia 7.3%
Appen Ltd.	470,211	7,426,645
ASX Ltd.	162,820	8,964,894
Beach Energy Ltd.	3,919,068	6,931,861
BHP Group Ltd.	471,264	12,904,296
Cochlear Ltd.	67,411	10,624,388
CSL Ltd.	166,037	32,191,597
Fortescue Metals Group Ltd.	3,972,724	29,947,818
IDP Education Ltd.	447,152	5,390,123
Magellan Financial Group Ltd.	729,823	29,240,297
Qantas Airways Ltd.	5,265,407	26,245,427
Regis Resources Ltd.	1,318,187	3,988,532
Sandfire Resources NL	800,025	3,361,487
Santos Ltd.	4,606,425	26,500,586
Saracen Mineral Holdings Ltd.(a)	3,513,246	8,147,413
Super Retail Group Ltd.	494,535	3,509,606
Woolworths Group Ltd.	216,811	5,499,079
Total		220,874,049
Austria 1.1%
Erste Group Bank AG	447,986	16,827,325
OMV AG	218,683	12,251,676
Raiffeisen Bank International AG	111,223	2,783,850
Total		31,862,851
Belgium 0.2%
Proximus SADP	213,821	6,126,770
China 0.1%
Minth Group Ltd.	840,000	2,966,107
Denmark 3.4%
Coloplast A/S, Class B	164,190	20,369,586
Novo Nordisk A/S, Class B	1,145,176	66,361,614
SimCorp AS	144,346	16,413,173
Total		103,144,373
Common Stocks (continued)
Issuer	Shares	Value ($)
France 10.3%
Air France-KLM(a)	1,210,376	13,473,603
BNP Paribas SA	291,502	17,326,323
Elis SA	160,209	3,332,189
Faurecia SE	120,655	6,550,074
Hermes International	48,560	36,376,710
Kering SA	18,912	12,461,403
L’Oreal SA	104,607	30,933,067
Orange SA	949,535	13,954,569
Peugeot SA	1,816,121	43,727,043
Schneider Electric SE	421,288	43,283,016
STMicroelectronics NV	400,446	10,804,282
Total SA	1,440,494	79,933,752
Total		312,156,031
Germany 7.3%
Adidas AG	60,948	19,812,284
Allianz SE, Registered Shares	340,735	83,489,539
Continental AG	98,655	12,749,211
Dialog Semiconductor PLC(a)	291,323	14,795,486
MTU Aero Engines AG	170,818	48,670,440
Rheinmetall AG	174,482	20,006,459
SAP SE	91,344	12,294,743
Siemens Healthineers AG	179,517	8,605,515
Total		220,423,677
Hong Kong 3.2%
CK Asset Holdings Ltd.	695,000	5,015,277
CK Hutchison Holdings Ltd.	1,159,000	11,051,630
Galaxy Entertainment Group Ltd.	1,195,000	8,797,129
Jardine Matheson Holdings Ltd.	54,800	3,049,494
Kerry Properties Ltd.	1,685,000	5,351,697
Sands China Ltd.	5,663,200	30,258,878
WH Group Ltd.	32,802,000	33,916,417
Total		97,440,522
Ireland 0.2%
Fly Leasing Ltd., ADR(a)	312,219	6,119,493
The accompanying Notes to Financial Statements are an integral part of this statement.
8	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Israel 0.7%
CyberArk Software Ltd.(a)	90,725	10,576,720
Israel Discount Bank Ltd.	2,539,779	11,795,281
Total		22,372,001
Italy 2.9%
Banca Generali SpA	98,659	3,207,286
Enel SpA	7,841,156	62,288,773
Fiat Chrysler Automobiles NV	534,358	7,922,677
Poste Italiane SpA	1,373,004	15,601,273
Total		89,020,009
Japan 23.9%
Advantest Corp.	278,800	15,723,799
Chugai Pharmaceutical Co., Ltd.	136,500	12,571,002
Dai-ichi Life Holdings, Inc.	2,690,300	44,336,897
Daito Trust Construction Co., Ltd.	182,300	22,527,957
Daiwa House Industry Co., Ltd.	1,886,400	58,397,021
Daiwa Office Investment Corp.	484	3,716,684
DIP Corp.	178,500	5,272,798
East Japan Railway Co.	396,100	35,752,778
FUJIFILM Holdings Corp.	341,500	16,308,640
Fukuoka Financial Group, Inc.	684,700	13,081,918
FULLCAST Holdings Co., Ltd.	156,300	3,547,760
Goldcrest Co., Ltd.	40,900	780,214
GS Yuasa Corp.	273,800	5,901,574
Hitachi Ltd.	383,000	16,160,972
Hoya Corp.	134,800	12,868,284
Japan Post Holdings Co., Ltd.	4,178,100	39,292,791
KDDI Corp.	430,600	12,847,542
Kureha Corp.	107,100	6,431,208
Mitsubishi Heavy Industries Ltd.	1,350,500	52,368,150
Mitsubishi UFJ Financial Group, Inc.	4,345,600	23,493,776
Nikkiso Co., Ltd.	310,400	4,067,840
Nintendo Co., Ltd.	23,800	9,519,052
Nomura Real Estate Holdings, Inc.	153,800	3,688,938
NS Solutions Corp.	141,700	4,656,087
NTT DoCoMo, Inc.	2,299,600	64,057,975
Oracle Corp. Japan	86,100	7,814,331
ORIX Corp.	1,883,400	31,210,514
Common Stocks (continued)
Issuer	Shares	Value ($)
Otsuka Corp.	96,600	3,857,715
Seino Holdings Corp.	262,800	3,550,576
Seven & I Holdings Co., Ltd.	859,700	31,512,679
Shin-Etsu Chemical Co., Ltd.	555,900	61,134,048
Shionogi & Co., Ltd.	102,400	6,334,620
Showa Denko KK	366,900	9,669,838
SoftBank Group Corp.	353,800	15,360,951
Sumitomo Heavy Industries Ltd.	114,900	3,263,712
Sumitomo Mitsui Financial Group, Inc.	431,000	15,919,145
Sumitomo Mitsui Trust Holdings, Inc.	231,000	9,131,652
Tokio Marine Holdings, Inc.	57,600	3,224,957
Tokyo Electron Ltd.	89,900	19,627,872
Tokyu Construction Co., Ltd.	921,900	6,566,479
West Japan Railway Co.	92,800	8,026,603
Total		723,577,349
Netherlands 6.8%
EXOR NV	266,171	20,636,625
ING Groep NV	1,574,432	18,928,469
Koninklijke Ahold Delhaize NV	756,201	18,959,772
NN Group NV	116,418	4,426,538
Royal Dutch Shell PLC, Class A	526,771	15,531,801
Signify NV	102,504	3,208,252
Unilever NV(a)	1,611,580	92,489,738
Wolters Kluwer NV	432,117	31,551,244
Total		205,732,439
Norway 0.5%
Aker BP ASA	345,309	11,333,178
TGS NOPEC Geophysical Co. ASA	155,473	4,730,138
Total		16,063,316
Singapore 1.0%
China Sunsine Chemical Holdings Ltd.	8,383,200	3,214,170
DBS Group Holdings Ltd.	417,200	8,044,134
Jardine Cycle & Carriage Ltd.	130,300	2,913,869
United Overseas Bank Ltd.	159,500	3,136,828
Yangzijiang Shipbuilding Holdings Ltd.	17,048,100	14,210,747
Total		31,519,748

The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 4.8%
Amadeus IT Group SA, Class A	162,589	13,315,513
Banco Bilbao Vizcaya Argentaria SA	3,939,814	22,119,409
Iberdrola SA	6,167,195	63,556,454
Industria de Diseno Textil SA	693,122	24,495,281
International Consolidated Airlines Group SA	2,781,971	22,587,746
Total		146,074,403
Sweden 2.6%
Axfood AB	142,728	3,178,548
Evolution Gaming Group AB	317,825	9,591,673
Skandinaviska Enskilda Banken AB, Class A	2,024,537	19,038,496
SKF AB, Class B	756,417	15,314,667
Swedish Match AB	188,821	9,727,439
Volvo AB, B Shares	1,333,373	22,322,254
Total		79,173,077
Switzerland 10.2%
Geberit AG	14,969	8,401,822
Nestlé SA, Registered Shares	448,623	48,570,291
Novartis AG, Registered Shares	1,101,754	104,324,655
Partners Group Holding AG	20,273	18,580,758
Roche Holding AG, Genusschein Shares	382,227	124,224,851
Wizz Air Holdings PLC(a),(b)	98,640	5,098,758
Total		309,201,135
United Kingdom 12.1%
Anglo American PLC	715,477	20,554,181
Associated British Foods PLC	958,432	32,970,927
Auto Trader Group PLC	1,784,033	14,088,776
Avast PLC	1,266,483	7,610,983
Britvic PLC	577,692	6,923,410
Burberry Group PLC	193,262	5,642,403
Compass Group PLC	1,152,105	28,873,795
Dunelm Group PLC	427,214	6,541,758
Evraz PLC	867,751	4,646,650
Experian PLC	195,868	6,639,822
Ferguson PLC	70,052	6,375,213
Galiform PLC	713,218	6,354,240
Games Workshop Group PLC	103,080	8,335,752
Common Stocks (continued)
Issuer	Shares	Value ($)
Greggs PLC	218,158	6,654,342
Imperial Brands PLC	1,179,620	29,184,155
Investec PLC	791,393	4,650,837
JD Sports Fashion PLC	392,499	4,359,716
KAZ Minerals PLC	458,006	3,221,325
Lloyds Banking Group PLC	26,628,240	22,059,418
M&G PLC(a)	1,369,286	4,302,229
Melrose Industries PLC	5,880,686	18,731,318
Moneysupermarket.com Group PLC	915,600	4,019,330
RELX PLC	424,416	10,713,681
Rio Tinto PLC	700,380	41,458,970
Royal Bank of Scotland Group PLC	7,831,919	25,124,355
Standard Chartered PLC	1,074,166	10,121,963
Tate & Lyle PLC	1,252,180	12,616,760
Vodafone Group PLC	6,440,394	12,503,217
Total		365,279,526
Total Common Stocks (Cost $2,661,809,305)		2,989,126,876

Preferred Stocks 0.9%
Issuer	Shares	Value ($)
Germany 0.9%
Porsche Automobil Holding SE	161,562	11,987,621
Schaeffler AG	825,485	8,912,858
Volkswagen AG	33,547	6,603,336
Total		27,503,815
Total Preferred Stocks (Cost $30,173,159)		27,503,815

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(c),(d)	5,296,948	5,296,419
Total Money Market Funds (Cost $5,296,816)		5,296,419
Total Investments in Securities (Cost $2,697,279,280)		3,021,927,110
Other Assets & Liabilities, Net		7,718,290
Net Assets		$3,029,645,400

The accompanying Notes to Financial Statements are an integral part of this statement.
10	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $5,098,758, which represents 0.17% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	39,708,331	520,301,929	(554,713,312)	5,296,948	(3,725)	(397)	561,174	5,296,419
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	220,874,049	—	220,874,049
Austria	—	31,862,851	—	31,862,851
Belgium	—	6,126,770	—	6,126,770
China	—	2,966,107	—	2,966,107
Denmark	—	103,144,373	—	103,144,373
France	—	312,156,031	—	312,156,031
Germany	—	220,423,677	—	220,423,677
Hong Kong	—	97,440,522	—	97,440,522
Ireland	6,119,493	—	—	6,119,493
Israel	10,576,720	11,795,281	—	22,372,001
Italy	—	89,020,009	—	89,020,009
Japan	—	723,577,349	—	723,577,349
Netherlands	—	205,732,439	—	205,732,439
Norway	—	16,063,316	—	16,063,316
Singapore	—	31,519,748	—	31,519,748
Spain	—	146,074,403	—	146,074,403
Sweden	—	79,173,077	—	79,173,077
Switzerland	—	309,201,135	—	309,201,135
United Kingdom	—	365,279,526	—	365,279,526
Total Common Stocks	16,696,213	2,972,430,663	—	2,989,126,876
Preferred Stocks
Germany	—	27,503,815	—	27,503,815
Total Preferred Stocks	—	27,503,815	—	27,503,815
Money Market Funds	5,296,419	—	—	5,296,419
Total Investments in Securities	21,992,632	2,999,934,478	—	3,021,927,110
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,691,982,464)	$3,016,630,691
Affiliated issuers (cost $5,296,816)	5,296,419
Foreign currency (cost $4)	4
Receivable for:
Investments sold	53,859
Dividends	1,963,073
Foreign tax reclaims	7,083,993
Prepaid expenses	11,612
Trustees’ deferred compensation plan	99,889
Total assets	3,031,139,540
Liabilities
Payable for:
Investments purchased	295
Capital shares purchased	1,098,471
Management services fees	63,632
Distribution and/or service fees	168
Service fees	1,179
Compensation of board members	408
Compensation of chief compliance officer	279
Custodian fees	211,048
Other expenses	18,771
Trustees’ deferred compensation plan	99,889
Total liabilities	1,494,140
Net assets applicable to outstanding capital stock	$3,029,645,400
Represented by
Paid in capital	2,814,078,659
Total distributable earnings (loss)	215,566,741
Total - representing net assets applicable to outstanding capital stock	$3,029,645,400
Class 1
Net assets	$3,005,053,909
Shares outstanding	271,550,220
Net asset value per share	$11.07
Class 2
Net assets	$24,591,491
Shares outstanding	2,221,361
Net asset value per share	$11.07
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$107,983,202
Dividends — affiliated issuers	561,174
Foreign taxes withheld	(10,621,072)
Total income	97,923,304
Expenses:
Management services fees	23,157,952
Distribution and/or service fees
Class 2	55,919
Service fees	13,449
Compensation of board members	57,072
Custodian fees	322,327
Printing and postage fees	11,047
Audit fees	66,820
Legal fees	64,955
Compensation of chief compliance officer	1,154
Other	80,998
Total expenses	23,831,693
Net investment income	74,091,611
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(108,209,089)
Investments — affiliated issuers	(3,725)
Foreign currency translations	113,690
Net realized loss	(108,099,124)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	495,846,875
Investments — affiliated issuers	(397)
Foreign currency translations	41,569
Net change in unrealized appreciation (depreciation)	495,888,047
Net realized and unrealized gain	387,788,923
Net increase in net assets resulting from operations	$461,880,534
The accompanying Notes to Financial Statements are an integral part of this statement.
14	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$74,091,611	$66,589,627
Net realized gain (loss)	(108,099,124)	14,420,554
Net change in unrealized appreciation (depreciation)	495,888,047	(555,534,636)
Net increase (decrease) in net assets resulting from operations	461,880,534	(474,524,455)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(100,913,605)	(73,892,446)
Class 2	(687,709)	(465,865)
Total distributions to shareholders	(101,601,314)	(74,358,311)
Increase (decrease) in net assets from capital stock activity	(135,770,094)	326,765,951
Total increase (decrease) in net assets	224,509,126	(222,116,815)
Net assets at beginning of year	2,805,136,274	3,027,253,089
Net assets at end of year	$3,029,645,400	$2,805,136,274

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	4,482,831	47,157,586	39,461,471	396,635,395
Distributions reinvested	9,539,041	100,913,605	6,516,926	73,892,446
Redemptions	(26,852,935)	(286,602,283)	(13,062,172)	(148,965,605)
Net increase (decrease)	(12,831,063)	(138,531,092)	32,916,225	321,562,236
Class 2
Subscriptions	433,206	4,548,563	560,114	6,404,927
Distributions reinvested	65,003	687,709	41,155	465,865
Redemptions	(235,575)	(2,475,274)	(145,945)	(1,667,077)
Net increase	262,634	2,760,998	455,324	5,203,715
Total net increase (decrease)	(12,568,429)	(135,770,094)	33,371,549	326,765,951
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$9.80	0.26	1.37	1.63	(0.31)	(0.05)	(0.36)
Year Ended 12/31/2018	$11.97	0.26	(2.14)	(1.88)	(0.25)	(0.04)	(0.29)
Year Ended 12/31/2017	$9.78	0.21	2.13	2.34	(0.15)	—	(0.15)
Year Ended 12/31/2016	$9.60	0.20	0.18	0.38	(0.20)	—	(0.20)
Year Ended 12/31/2015	$10.24	0.24	(0.58)	(0.34)	(0.30)	—	(0.30)
Class 2
Year Ended 12/31/2019	$9.79	0.23	1.38	1.61	(0.28)	(0.05)	(0.33)
Year Ended 12/31/2018	$11.96	0.23	(2.13)	(1.90)	(0.23)	(0.04)	(0.27)
Year Ended 12/31/2017	$9.78	0.17	2.13	2.30	(0.12)	—	(0.12)
Year Ended 12/31/2016	$9.60	0.16	0.21	0.37	(0.19)	—	(0.19)
Year Ended 12/31/2015	$10.25	0.21	(0.58)	(0.37)	(0.28)	—	(0.28)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$11.07	16.82%	0.79%	0.79%	2.46%	62%	$3,005,054
Year Ended 12/31/2018	$9.80	(15.98%)	0.79%	0.79%	2.28%	73%	$2,785,951
Year Ended 12/31/2017	$11.97	24.05%	0.83%	0.83%	1.90%	71%	$3,009,266
Year Ended 12/31/2016	$9.78	4.06%	0.91%	0.91%	2.11%	129%	$1,327,954
Year Ended 12/31/2015	$9.60	(3.37%)	0.92%	0.92%	2.35%	12%	$1,240,134
Class 2
Year Ended 12/31/2019	$11.07	16.58%	1.04%	1.04%	2.18%	62%	$24,591
Year Ended 12/31/2018	$9.79	(16.21%)	1.04%	1.04%	2.04%	73%	$19,185
Year Ended 12/31/2017	$11.96	23.64%	1.08%	1.08%	1.55%	71%	$17,987
Year Ended 12/31/2016	$9.78	3.87%	1.17%	1.17%	1.68%	129%	$5,764
Year Ended 12/31/2015	$9.60	(3.71%)	1.17%	1.17%	2.09%	12%	$3,452
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
CTIVP® – Lazard International Equity Advantage Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
18	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed quarterly. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
20	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 0.77% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Lazard Asset Management LLC (Lazard) to serve as the subadviser to the Fund. The Investment Manager compensates Lazard to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.88%	0.92%
Class 2	1.13	1.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, capital loss carryforward, distribution reclassifications, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
298,733	(298,733)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
86,868,412	14,732,902	101,601,314	74,358,311	—	74,358,311
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
22	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,804,024	—	(108,542,771)	320,345,869
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,701,581,241	390,102,021	(69,756,152)	320,345,869
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(62,446,053)	(46,096,718)	(108,542,771)	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,847,140,092 and $1,975,605,266, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
24	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of CTIVP® – Lazard International Equity Advantage Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP® - Lazard International Equity Advantage Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 24, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$10,138,074	$0.04	$107,442,220	$0.39
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	27

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
28	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
30	CTIVP® – Lazard International Equity Advantage Fund | Annual Report 2019

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CTIVP® – Lazard International Equity Advantage Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6596 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Asset Allocation Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Asset Allocation Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Asset Allocation Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and long-term capital appreciation.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2009
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	21.13	7.32	8.94
Class 2	06/01/00	20.87	7.04	8.67
Blended Benchmark		22.18	8.37	9.77
S&P 500 Index		31.49	11.70	13.56
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.75
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting in the S&P 500 Index and a 40% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Alternative Strategies Funds	4.3
Equity Funds	53.7
Exchange-Traded Fixed Income Funds	6.6
Fixed Income Funds	27.9
Money Market Funds	7.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Manager Discussion of Fund Performance
The Board of Trustees of the Fund has approved a Plan of Liquidation (the Plan) pursuant to which the Fund will be liquidated. Completion of a transaction (a Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund that are held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Insurance Companies) or by other insurance companies on behalf of variable annuity and variable life insurance contract owners (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. More information about the Transaction will be included in proxy materials soliciting shareholder approval of the Transaction.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 20.87%. The Fund underperformed its Blended Benchmark, which returned 22.18% for the same time period. During the same 12 months, the S&P 500 Index returned 31.49%, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72%. In a period of strong gains for both stocks and bonds, the Fund’s modest shortfall relative to its Blended Benchmark was primarily the result of disappointing performance from underlying large-cap equity funds. The Fund’s asset allocation and style positioning contributed positively to relative performance.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized.
As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve Board (Fed) reduced short-term interest rates three times during the second half of 2019, then announced in its December 2019 meeting that it would hold the federal funds rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. In the second half of 2019, central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Stocks outperformed bonds for the 12-month period. The S&P 500 Index, a broad measure of U.S. stock returns, gained 31.49% while the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 8.72%.
Significant performance factors
Despite strong results from asset allocation and style positioning, disappointing returns from the Fund’s underlying equity funds generally accounted for underperformance versus the Blended Benchmark. Underlying fund performance within U.S. large cap equities was particularly weak even though large-cap equities generated solid gains for the Fund. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quantitative-driven strategies (quantitative strategies are based on mathematical models designed to help investment professionals identify opportunities based on technical market factors).
The Fund was underweight in fixed income in a period of strong returns for equity markets, which aided relative performance versus the Blended Benchmark. Fixed-income funds also benefited Fund results, as underlying funds outperformed their benchmarks.
Out-of-benchmark positions in small-cap equities aided returns while out-of-benchmark positions in emerging market bonds and commodities detracted from relative results. In a year marked by strong equity and fixed-income market returns, we purchased equity and Treasury futures and fixed-income swaps to leverage exposure to both asset classes, which also aided Fund returns.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Portfolio changes
During the period, we adjusted the Fund’s positioning based on the market environment. Against a backdrop of favorable equity momentum, positive sentiment, relatively low volatility and stable economic data, we increased the allocation to U.S. equities and ended the year with a moderate overweight in equities relative to the Fund’s Blended Benchmark. We maintained a small out-of-benchmark allocation to international developed market equities.
We raised exposure to fixed income, bringing the Fund’s allocation in line with the Blended Benchmark. Specifically, we raised exposure to high-yield and emerging market bonds as credit signals indicated the potential for continued opportunity in both sectors. We maintained an out-of-benchmark allocation to alternative strategies, including commodities. As our economic views evolved over the period, we also decreased the Fund’s allocation to cash as we believed it no longer appeared attractive compared to other investment opportunities.
At period’s end
As we moved into a new year and new decade, we found ourselves with an ongoing dilemma. On one hand, the equity markets continued to make new highs, sentiment was high and valuations had grown less compelling On the other hand, all of these forces had been in effect for some time while equity momentum had remained favorable, volatility had stayed relatively low and economic data had been positive. As a result, we continued to believe at the end of the reporting period that a moderate overweight in equities was appropriate as we entered 2020. However, we will continue to evaluate the balance between positive and negative dynamics. Within fixed income, our research signals indicated opportunities for non-U.S. government segments. Finally, we believed non-directional alternative strategies may present a compelling opportunity.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,068.80	1,024.05	1.48	1.44	0.28	3.90	3.82	0.74
Class 2	1,000.00	1,000.00	1,067.00	1,022.78	2.79	2.73	0.53	5.21	5.10	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.2%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	186,123	833,830
Columbia Multi-Asset Income Fund, Institutional 3 Class(a)	198,789	1,914,336
Total Alternative Strategies Funds (Cost $2,908,003)		2,748,166

Equity Funds 53.1%

U.S. Large Cap 53.1%
Columbia Contrarian Core Fund, Institutional 3 Class(a)	546,054	14,978,258
Columbia Disciplined Core Fund, Institutional 3 Class(a)	859,401	10,329,995
Columbia Select Large Cap Equity Fund, Institutional 3 Class(a)	627,964	9,344,114
Total		34,652,367
Total Equity Funds (Cost $24,073,525)		34,652,367

Exchange-Traded Fixed Income Funds 6.5%

Investment Grade 6.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	17,071	2,184,406
Vanguard Intermediate-Term Corporate Bond ETF	22,370	2,043,052
Total		4,227,458
Total Exchange-Traded Fixed Income Funds (Cost $3,847,104)		4,227,458

Fixed Income Funds 27.6%
	Shares	Value ($)
High Yield 6.3%
Columbia High Yield Bond Fund, Institutional 3 Class(a)	1,366,114	4,084,682
Investment Grade 21.3%
Columbia Corporate Income Fund, Institutional 3 Class(a)	259,954	2,794,507
Columbia Quality Income Fund, Institutional 3 Class(a)	442,160	2,453,988
Columbia Total Return Bond Fund, Institutional 3 Class(a)	352,331	3,248,485
Columbia U.S. Treasury Index Fund, Institutional 3 Class(a)	473,692	5,419,040
Total		13,916,020
Total Fixed Income Funds (Cost $17,243,067)		18,000,702

Money Market Funds 7.4%

Columbia Government Money Market Fund, Institutional 3 Class, 1.210%(a),(b)	863,636	863,636
Columbia Short-Term Cash Fund, 1.699%(a),(b)	3,974,179	3,973,782
Total Money Market Funds (Cost $4,837,618)		4,837,418
Total Investments in Securities (Cost: $52,909,317)		64,466,111
Other Assets & Liabilities, Net		763,289
Net Assets		65,229,400
At December 31, 2019, securities and/or cash totaling $825,731 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
EURO STOXX 50 Index	31	03/2020	EUR	1,155,990	—	(11,683)
S&P 500 Index E-mini	42	03/2020	USD	6,785,310	178,711	—
U.S. Treasury 10-Year Note	11	03/2020	USD	1,412,641	—	(12,053)
Total					178,711	(23,736)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	1.734	USD	3,326,000	44,092	—	—	44,092	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Institutional 3 Class
	183,842	2,281	—	186,123	—	—	51,590	10,104	833,830
Columbia Contrarian Core Fund, Institutional 3 Class
	644,610	57,525	(156,081)	546,054	672,174	425,606	2,872,181	169,419	14,978,258
Columbia Corporate Income Fund, Institutional 3 Class
	312,876	21,801	(74,723)	259,954	—	22,330	297,185	96,739	2,794,507
Columbia Disciplined Core Fund, Institutional 3 Class
	1,544,644	262,884	(948,127)	859,401	811,097	3,972,428	(1,738,380)	148,174	10,329,995
Columbia Government Money Market Fund, Institutional 3 Class, 1.210%
	847,026	16,610	—	863,636	276	—	—	16,334	863,636
Columbia High Yield Bond Fund, Institutional 3 Class
	1,296,147	69,967	—	1,366,114	—	—	394,418	203,629	4,084,682
Columbia Multi-Asset Income Fund, Institutional 3 Class
	187,026	11,763	—	198,789	—	—	181,093	109,854	1,914,336
Columbia Quality Income Fund, Institutional 3 Class
	526,919	35,355	(120,114)	442,160	—	9,600	84,684	79,094	2,453,988
Columbia Select Large Cap Equity Fund, Institutional 3 Class
	—	627,964	—	627,964	371,175	—	338,902	109,038	9,344,114
Columbia Short-Term Cash Fund, 1.699%
	6,164,470	1,626,101	(3,816,392)	3,974,179	—	(255)	256	111,225	3,973,782
Columbia Total Return Bond Fund, Institutional 3 Class
	402,915	239,694	(290,278)	352,331	43,609	16,676	151,964	113,351	3,248,485
Columbia U.S. Treasury Index Fund, Institutional 3 Class
	629,209	27,668	(183,185)	473,692	—	20,679	241,400	124,811	5,419,040
Total					1,898,331	4,467,064	2,875,293	1,291,772	60,238,653

(b)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	2,748,166	—	—	2,748,166
Equity Funds	34,652,367	—	—	34,652,367
Exchange-Traded Fixed Income Funds	4,227,458	—	—	4,227,458
Fixed Income Funds	18,000,702	—	—	18,000,702
Money Market Funds	4,837,418	—	—	4,837,418
Total Investments in Securities	64,466,111	—	—	64,466,111
Investments in Derivatives
Asset
Futures Contracts	178,711	—	—	178,711
Swap Contracts	—	44,092	—	44,092
Liability
Futures Contracts	(23,736)	—	—	(23,736)
Total	64,621,086	44,092	—	64,665,178
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,847,104)	$4,227,458
Affiliated issuers (cost $49,062,213)	60,238,653
Margin deposits on:
Futures contracts	367,904
Swap contracts	457,828
Receivable for:
Investments sold	6,355
Capital shares sold	34,226
Dividends	55,115
Variation margin for futures contracts	16,170
Variation margin for swap contracts	884
Expense reimbursement due from Investment Manager	291
Prepaid expenses	245
Trustees’ deferred compensation plan	76,310
Total assets	65,481,439
Liabilities
Payable for:
Investments purchased	71,724
Capital shares purchased	34,530
Variation margin for futures contracts	1,203
Management services fees	171
Distribution and/or service fees	74
Service fees	10,205
Compensation of board members	29,013
Compensation of chief compliance officer	6
Custodian fees	17,566
Other expenses	11,237
Trustees’ deferred compensation plan	76,310
Total liabilities	252,039
Net assets applicable to outstanding capital stock	$65,229,400
Represented by
Paid in capital	44,942,818
Total distributable earnings (loss)	20,286,582
Total - representing net assets applicable to outstanding capital stock	$65,229,400
Class 1
Net assets	$54,333,320
Shares outstanding	3,404,407
Net asset value per share	$15.96
Class 2
Net assets	$10,896,080
Shares outstanding	690,727
Net asset value per share	$15.77
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	11

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$154,815
Dividends — affiliated issuers	1,291,772
Total income	1,446,587
Expenses:
Management services fees	63,866
Distribution and/or service fees
Class 2	26,037
Service fees	110,538
Compensation of board members	17,328
Custodian fees	25,532
Printing and postage fees	15,075
Audit fees	20,000
Legal fees	1,364
Compensation of chief compliance officer	24
Other	7,299
Total expenses	287,063
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(91,284)
Total net expenses	195,779
Net investment income	1,250,808
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,579
Investments — affiliated issuers	4,467,064
Capital gain distributions from underlying affiliated funds	1,898,331
Foreign currency translations	163
Futures contracts	1,145,368
Options purchased	(56,489)
Swap contracts	(105,333)
Net realized gain	7,354,683
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	420,118
Investments — affiliated issuers	2,875,293
Foreign currency translations	155
Futures contracts	332,899
Swap contracts	(114,304)
Net change in unrealized appreciation (depreciation)	3,514,161
Net realized and unrealized gain	10,868,844
Net increase in net assets resulting from operations	$12,119,652
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$1,250,808	$1,237,380
Net realized gain	7,354,683	3,165,092
Net change in unrealized appreciation (depreciation)	3,514,161	(7,201,792)
Net increase (decrease) in net assets resulting from operations	12,119,652	(2,799,320)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(3,540,152)	(4,992,077)
Class 2	(668,709)	(1,001,449)
Total distributions to shareholders	(4,208,861)	(5,993,526)
Decrease in net assets from capital stock activity	(3,439,825)	(2,887,472)
Total increase (decrease) in net assets	4,470,966	(11,680,318)
Net assets at beginning of year	60,758,434	72,438,752
Net assets at end of year	$65,229,400	$60,758,434

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	38,792	596,780	32,541	515,760
Distributions reinvested	233,058	3,540,152	329,076	4,992,077
Redemptions	(467,295)	(7,146,948)	(515,790)	(8,143,595)
Net decrease	(195,445)	(3,010,016)	(154,173)	(2,635,758)
Class 2
Subscriptions	50,064	754,214	58,160	912,315
Distributions reinvested	44,492	668,709	66,674	1,001,449
Redemptions	(122,177)	(1,852,732)	(139,811)	(2,165,478)
Net decrease	(27,621)	(429,809)	(14,977)	(251,714)
Total net decrease	(223,066)	(3,439,825)	(169,150)	(2,887,472)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$14.10	0.31	2.62	2.93	(0.32)	(0.75)	(1.07)
Year Ended 12/31/2018	$16.17	0.29	(0.92)	(0.63)	(0.24)	(1.20)	(1.44)
Year Ended 12/31/2017	$14.23	0.20	2.01	2.21	(0.26)	(0.01)	(0.27)
Year Ended 12/31/2016	$13.97	0.20	0.54	0.74	(0.32)	(0.16)	(0.48)
Year Ended 12/31/2015	$15.79	0.27	(0.07)	0.20	(0.33)	(1.69)	(2.02)
Class 2
Year Ended 12/31/2019	$13.94	0.27	2.59	2.86	(0.28)	(0.75)	(1.03)
Year Ended 12/31/2018	$16.01	0.25	(0.92)	(0.67)	(0.20)	(1.20)	(1.40)
Year Ended 12/31/2017	$14.09	0.16	1.99	2.15	(0.22)	(0.01)	(0.23)
Year Ended 12/31/2016	$13.84	0.16	0.54	0.70	(0.29)	(0.16)	(0.45)
Year Ended 12/31/2015	$15.67	0.24	(0.09)	0.15	(0.29)	(1.69)	(1.98)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$15.96	21.13%	0.41%	0.27%	2.01%	35%	$54,333
Year Ended 12/31/2018	$14.10	(4.52%)	0.36%	0.25%	1.82%	21%	$50,742
Year Ended 12/31/2017	$16.17	15.62%	0.33%	0.29%	1.34%	26%	$60,697
Year Ended 12/31/2016	$14.23	5.36%	0.23%	0.23%	1.42%	39%	$60,527
Year Ended 12/31/2015	$13.97	1.07%	0.23%	0.22%	1.82%	19%	$65,872
Class 2
Year Ended 12/31/2019	$15.77	20.87%	0.66%	0.52%	1.78%	35%	$10,896
Year Ended 12/31/2018	$13.94	(4.80%)	0.61%	0.49%	1.58%	21%	$10,017
Year Ended 12/31/2017	$16.01	15.37%	0.58%	0.54%	1.05%	26%	$11,742
Year Ended 12/31/2016	$14.09	5.06%	0.48%	0.48%	1.16%	39%	$12,197
Year Ended 12/31/2015	$13.84	0.76%	0.48%	0.47%	1.57%	19%	$13,883
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	15

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Asset Allocation Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
16	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
December 31, 2019
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
18	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
20	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	44,092*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	178,711*
Total		222,803

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	11,683*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	12,053*
Total		23,736

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(105,333)	(105,333)
Equity risk	1,136,594	(56,489)	—	1,080,105
Interest rate risk	8,774	—	—	8,774
Total	1,145,368	(56,489)	(105,333)	983,546

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(114,304)	(114,304)
Equity risk	344,952	—	344,952
Interest rate risk	(12,053)	—	(12,053)
Total	332,899	(114,304)	218,595
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	7,763,234
Credit default swap contracts — buy protection	1,280,250
Credit default swap contracts — sell protection	2,300,750

Derivative instrument	Average value ($)**
Options contracts — purchased	13,161

Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended December 31, 2019.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	884
Total financial and derivative net assets	884
Total collateral received (pledged) (b)	-
Net amount (c)	884

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
22	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in underlying funds that pay a management services fee to the Investment Manager, (ii) 0.12% on assets invested in non-exchange traded, third-party advised mutual funds and (iii) 0.57% on assets invested in securities (other than third-party advised mutual funds and funds that pay a management services fee to the Investment Manager), including other Columbia funds that do not pay a management services fee, exchange-traded funds, derivatives and individual securities. The effective management fee rate for the year ended December 31, 2019 was 0.10% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.17% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	0.18%	0.14%
Class 2	0.43	0.39
24	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. The Fund’s management services fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, re-characterization of distributions for investments, distribution reclassifications, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
63,655	(63,655)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
1,237,577	2,971,284	4,208,861	1,791,112	4,202,414	5,993,526
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,817,591	7,039,179	—	11,526,904
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
53,138,274	11,687,244	(160,340)	11,526,904
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $20,018,188 and $21,552,529, respectively, for the year ended December 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
26	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 9. Significant risks
Shareholder concentration risk
At December 31, 2019, two unaffiliated shareholders of record owned 82.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Life Insurance Companies) or by other insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 24, 2020 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Asset Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio - Asset Allocation Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction	Capital gain dividend
33.94%	$7,400,836
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
30	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Variable Portfolio – Asset Allocation Fund | Annual Report 2019

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Columbia Variable Portfolio – Asset Allocation Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1471 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio – Managed Volatility Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	14.34	4.27	4.54
Class 2	04/12/13	14.00	4.20	4.50
Blended Benchmark		15.44	5.46	5.61
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	2.73
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2019)
Allocations to Underlying Funds
Equity Funds	32.2
International	8.6
U.S. Large Cap	18.8
U.S. Mid Cap	2.2
U.S. Small Cap	2.6
Exchange-Traded Equity Funds	5.6
International Mid Large Cap	1.6
U.S. Large Cap	4.0
Exchange-Traded Fixed Income Funds	2.0
Investment Grade	2.0
Fixed Income Funds	38.7
Investment Grade	38.7
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	18.0
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities - Agency	2.7
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $279.6 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 14.00%. The Fund’s Blended Benchmark returned 15.44%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% over the same period. In 2019, all major asset classes generated strong positive returns, and the Fund captured a good portion of the market’s strong results. Riskier assets led the way, as U.S. equities outperformed overseas equities and all fixed-income segments of the market.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from significant market losses in the fourth quarter of 2018. In the United States, the labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, aided relative results as did solid performance from the Fund’s underlying fixed-income funds. Results from underlying equity funds generally detracted.
Contributors and detractors
Overall, the Fund’s underlying funds generated mixed results for the year. Fixed-income funds generated mostly strong returns that contributed favorably to relative performance. A broad decline in interest rates and tightening credit spreads provided a tailwind for fixed-income funds in general. Corporate credit was a source of strong performance within fixed income for the year. The Fund’s dynamic algorithm also aided relative results as it suggested an overweight in equities, which benefited performance as equities outperformed fixed income.
The Fund’s U.S. large- and small-cap equity funds struggled against their assigned benchmarks. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quant-driven strategies. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50%. The Fund’s exposure to international equities also detracted from relative results.
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of equity market declines, detracted slightly from relative returns as there were no extended bouts of sell-off for risk assets. The Fund’s use of futures contracts during the period offset the negative impact of the protective put options. Overall, the use of derivative securities on a stand-alone basis had a positive impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,041.80	1,024.00	1.51	1.50	0.29	3.85	3.82	0.74
Class 2	1,000.00	1,000.00	1,040.20	1,022.73	2.81	2.78	0.54	5.15	5.10	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 32.9%
	Shares	Value ($)
International 8.9%
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	4,380,387	48,315,671
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	1,949,811	18,932,660
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	4,362,316	48,290,833
CTIVP® – William Blair International Leaders Fund, Class 1 Shares(a)	1,683,366	19,291,378
Total		134,830,542
U.S. Large Cap 19.2%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	974,629	26,081,069
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,308,220	76,543,935
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	605,036	17,903,007
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	1,092,983	23,914,473
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	1,044,728	12,421,820
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	494,372	13,679,283
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	573,341	21,528,957
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	616,805	21,495,654
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	501,133	14,613,026
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	590,835	21,016,006
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	514,835	13,483,531
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	1,226,886	29,261,237
Total		291,941,998
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 2.2%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	203,741	6,764,205
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	261,859	6,790,011
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	332,260	10,074,114
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	319,613	10,285,151
Total		33,913,481
U.S. Small Cap 2.6%
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares(a)	409,614	6,418,653
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares(a),(b)	355,047	6,326,936
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	66,582	1,622,596
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	487,839	12,381,369
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	462,317	13,425,677
Total		40,175,231
Total Equity Funds (Cost $348,760,077)		500,861,252

Exchange-Traded Equity Funds 5.7%

International Mid Large Cap 1.6%
iShares MSCI EAFE ETF	358,987	24,928,057
U.S. Large Cap 4.1%
SPDR S&P 500 ETF Trust	193,625	62,320,143
Total Exchange-Traded Equity Funds (Cost $59,554,745)		87,248,200

Exchange-Traded Fixed Income Funds 2.0%

Investment Grade 2.0%
iShares iBoxx $ Investment Grade Corporate Bond ETF	240,900	30,825,564
Total Exchange-Traded Fixed Income Funds (Cost $28,885,339)		30,825,564

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
December 31, 2019
Fixed Income Funds 39.5%
	Shares	Value ($)
Investment Grade 39.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	11,060,750	117,907,590
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,673,779	35,856,087
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,696,029	62,599,357
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,264,146	34,665,227
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,376,477	81,215,008
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	10,806,537	118,979,974
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,157,410	11,898,172
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	12,311,214	137,270,041
Total		600,391,456
Total Fixed Income Funds (Cost $578,855,003)		600,391,456

Residential Mortgage-Backed Securities - Agency 2.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/16/2035- 01/14/2050	3.000%	25,342,000	25,715,811
01/14/2050	3.500%	15,499,000	15,943,990
Total Residential Mortgage-Backed Securities - Agency (Cost $41,580,631)			41,659,801
Options Purchased Puts 0.8%
Value ($)
(Cost $14,578,435)	12,015,350

Money Market Funds 18.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(d)	279,605,220	279,577,260
Total Money Market Funds (Cost $279,584,950)		279,577,260
Total Investments in Securities (Cost: $1,351,799,180)		1,552,578,883
Other Assets & Liabilities, Net		(31,647,058)
Net Assets		1,520,931,825

At December 31, 2019, securities and/or cash totaling $9,612,272 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	35	03/2020	USD	2,463,300	55,990	—
British Pound	84	03/2020	USD	6,978,300	42,618	—
Canadian Dollar	25	03/2020	USD	1,927,125	36,030	—
Euro FX	53	03/2020	USD	7,474,325	66,132	—
EURO STOXX 50 Index	394	03/2020	EUR	14,692,260	183,083	—
EURO STOXX 50 Index	55	03/2020	EUR	2,050,950	—	(4,348)
FTSE 100 Index	45	03/2020	GBP	3,374,550	151,173	—
Japanese Yen	26	03/2020	USD	3,004,788	16,008	—
Japanese Yen	88	03/2020	USD	10,170,050	—	(19,994)
MSCI Singapore Index	16	01/2020	SGD	594,400	—	(1,042)
New Zealand Dollar	20	03/2020	USD	1,350,000	35,324	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
OMXS30 Index	67	01/2020	SEK	11,847,275	7,055	—
S&P 500 Index	8	03/2020	USD	6,462,200	170,472	—
S&P 500 Index E-mini	981	03/2020	USD	158,485,455	3,677,726	—
SPI 200 Index	36	03/2020	AUD	5,942,700	—	(35,106)
TOPIX Index	48	03/2020	JPY	826,080,000	69,736	—
TOPIX Index	35	03/2020	JPY	602,350,000	—	(44,591)
U.S. Long Bond	146	03/2020	USD	22,762,313	—	(465,674)
U.S. Treasury 10-Year Note	226	03/2020	USD	29,023,344	—	(247,640)
U.S. Treasury 2-Year Note	46	03/2020	USD	9,913,000	—	(4,400)
U.S. Treasury 5-Year Note	439	03/2020	USD	52,069,516	—	(165,459)
U.S. Ultra Treasury Bond	26	03/2020	USD	4,723,063	—	(142,251)
Total					4,511,347	(1,130,505)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Hang Seng Index	(18)	01/2020	HKD	(25,443,000)	—	(40,164)
Russell 2000 Index E-mini	(49)	03/2020	USD	(4,092,970)	—	(83,177)
S&P/TSX 60 Index	(30)	03/2020	CAD	(6,074,400)	—	(20,886)
Swiss Franc	(5)	03/2020	USD	(650,000)	—	(12,644)
Total					—	(156,871)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	172,846,730	535	2,500.00	12/17/2021	6,617,692	5,119,950
S&P 500 Index	JPMorgan	USD	109,846,520	340	2,600.00	12/17/2021	4,060,407	3,857,300
S&P 500 Index	JPMorgan	USD	122,769,640	380	2,400.00	12/17/2021	3,900,336	3,038,100
Total							14,578,435	12,015,350
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	273,989,299	153,390,546	(147,774,625)	279,605,220	—	(7,712)	7,414	6,092,235	279,577,260
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	977,563	31,300	(34,234)	974,629	—	73,028	6,486,554	—	26,081,069
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,265,818	74,375	(31,973)	1,308,220	—	117,547	14,968,893	—	76,543,935
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	591,833	26,863	(13,660)	605,036	—	57,502	3,378,076	—	17,903,007
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	10,580,087	789,333	(308,670)	11,060,750	—	(60,547)	6,220,244	3,567,851	117,907,590
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	1,107,388	47,363	(61,768)	1,092,983	—	154,978	6,285,337	—	23,914,473
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	3,414,409	293,532	(34,162)	3,673,779	—	(31,638)	1,704,433	780,748	35,856,087
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	6,113,945	226,597	(644,513)	5,696,029	—	(120,434)	9,273,511	1,702,800	62,599,357
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	210,211	10,873	(17,343)	203,741	—	118,716	1,690,702	—	6,764,205
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	1,047,037	41,920	(44,229)	1,044,728	—	35,487	2,705,467	—	12,421,820
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	531,067	25,277	(61,972)	494,372	—	323,015	2,738,150	—	13,679,283
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	261,728	11,431	(11,300)	261,859	—	32,515	1,609,123	—	6,790,011
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	—	409,614	—	409,614	—	—	368,653	—	6,418,653
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	—	355,047	—	355,047	—	—	276,937	—	6,326,936
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	442,793	156,279	(532,490)	66,582	—	2,323,781	(886,456)	—	1,622,596
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	3,146,856	218,868	(101,578)	3,264,146	—	(25,041)	1,261,557	893,888	34,665,227
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	6,618,804	802,527	(44,854)	7,376,477	—	(3,265)	2,521,679	4,419,499	81,215,008
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	3,883,259	581,544	(84,416)	4,380,387	645,178	(80,004)	5,659,166	1,226,687	48,315,671
CTIVP® – DFA International Value Fund, Class 1 Shares
	1,497,278	492,866	(40,333)	1,949,811	494,709	(21,381)	988,609	646,628	18,932,660
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	3,842,618	584,447	(64,749)	4,362,316	209,838	(42,863)	5,335,818	1,235,484	48,290,833
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	590,756	27,403	(44,818)	573,341	—	424,411	4,875,937	—	21,528,957
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	620,470	24,481	(28,146)	616,805	—	102,703	5,249,606	—	21,495,654
CTIVP® – MFS® Value Fund, Class 1 Shares
	530,354	36,207	(65,428)	501,133	—	365,205	3,079,225	—	14,613,026
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	593,240	48,099	(50,504)	590,835	—	528,126	3,974,071	—	21,016,006
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	573,909	25,431	(84,505)	514,835	—	377,264	2,618,833	—	13,483,531
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	10,396,658	691,865	(281,986)	10,806,537	—	(24,461)	6,589,708	3,029,241	118,979,974
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	312,835	25,600	(6,175)	332,260	—	7,801	2,151,560	—	10,074,114
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	1,022,064	141,602	(6,256)	1,157,410	—	(1,218)	266,060	113,853	11,898,172
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	346,782	10,392	(37,561)	319,613	—	280,429	2,940,628	—	10,285,151
CTIVP® – William Blair International Leaders Fund, Class 1 Shares
	1,390,118	332,459	(39,211)	1,683,366	562,378	(5,072)	3,126,385	179,392	19,291,378
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	12,455,695	631,222	(775,703)	12,311,214	—	(228,035)	7,920,486	3,168,709	137,270,041
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	1,181,601	67,536	(22,251)	1,226,886	—	26,763	6,042,878	—	29,261,237
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	416,329	81,771	(10,261)	487,839	—	(179)	1,994,616	—	12,381,369
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	368,988	98,001	(4,672)	462,317	—	(1,786)	1,952,267	—	13,425,677
Total					1,912,103	4,695,635	125,376,127	27,057,015	1,380,829,968

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	500,861,252	500,861,252
Exchange-Traded Equity Funds	87,248,200	—	—	—	87,248,200
Exchange-Traded Fixed Income Funds	30,825,564	—	—	—	30,825,564
Fixed Income Funds	—	—	—	600,391,456	600,391,456
Residential Mortgage-Backed Securities - Agency	—	41,659,801	—	—	41,659,801
Options Purchased Puts	12,015,350	—	—	—	12,015,350
Money Market Funds	279,577,260	—	—	—	279,577,260
Total Investments in Securities	409,666,374	41,659,801	—	1,101,252,708	1,552,578,883
Investments in Derivatives
Asset
Futures Contracts	4,511,347	—	—	—	4,511,347
Liability
Futures Contracts	(1,287,376)	—	—	—	(1,287,376)
Total	412,890,345	41,659,801	—	1,101,252,708	1,555,802,854
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $130,020,715)	$159,733,565
Affiliated issuers (cost $1,207,200,030)	1,380,829,968
Options purchased (cost $14,578,435)	12,015,350
Cash collateral held at broker for:
TBA	19,000
Margin deposits on:
Futures contracts	9,593,272
Receivable for:
Investments sold	1,372,519
Investments sold on a delayed delivery basis	21,446,708
Capital shares sold	14,679
Dividends	707,156
Interest	47,254
Variation margin for futures contracts	567,645
Prepaid expenses	5,399
Trustees’ deferred compensation plan	68,275
Other assets	396
Total assets	1,586,421,186
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	63,058,812
Capital shares purchased	1,975,420
Variation margin for futures contracts	231,943
Management services fees	8,887
Distribution and/or service fees	10,423
Service fees	77,027
Compensation of board members	85
Compensation of chief compliance officer	135
Other expenses	58,354
Trustees’ deferred compensation plan	68,275
Total liabilities	65,489,361
Net assets applicable to outstanding capital stock	$1,520,931,825
Represented by
Trust capital	$1,520,931,825
Total - representing net assets applicable to outstanding capital stock	$1,520,931,825
Class 1
Net assets	$207,170
Shares outstanding	15,380
Net asset value per share	$13.47
Class 2
Net assets	$1,520,724,655
Shares outstanding	113,114,914
Net asset value per share	$13.44
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$2,876,780
Dividends — affiliated issuers	27,057,015
Interest	89,265
Total income	30,023,060
Expenses:
Management services fees	3,041,635
Distribution and/or service fees
Class 2	3,535,350
Service fees	849,224
Compensation of board members	33,596
Custodian fees	44,714
Printing and postage fees	33,992
Audit fees	35,000
Legal fees	30,488
Compensation of chief compliance officer	542
Other	40,542
Total expenses	7,645,083
Net investment income	22,377,977
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,810,210
Investments — affiliated issuers	4,695,635
Capital gain distributions from underlying affiliated funds	1,912,103
Foreign currency translations	(53,191)
Futures contracts	16,656,287
Options purchased	(7,343,812)
Net realized gain	18,677,232
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	19,001,696
Investments — affiliated issuers	125,376,127
Foreign currency translations	48,733
Futures contracts	3,956,255
Options purchased	(6,547,202)
Net change in unrealized appreciation (depreciation)	141,835,609
Net realized and unrealized gain	160,512,841
Net increase in net assets resulting from operations	$182,890,818
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$22,377,977	$16,927,453
Net realized gain	18,677,232	4,882,272
Net change in unrealized appreciation (depreciation)	141,835,609	(79,693,157)
Net increase (decrease) in net assets resulting from operations	182,890,818	(57,883,432)
Increase (decrease) in net assets from capital stock activity	37,059,723	(66,633,641)
Total increase (decrease) in net assets	219,950,541	(124,517,073)
Net assets at beginning of year	1,300,981,284	1,425,498,357
Net assets at end of year	$1,520,931,825	$1,300,981,284

	Year Ended		Year Ended
	December 31, 2019 (a)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	15,903	209,249	—	—
Redemptions	(523)	(6,781)	—	—
Net increase	15,380	202,468	—	—
Class 2
Subscriptions	7,647,751	98,451,288	4,464,595	54,571,049
Redemptions	(4,845,056)	(61,594,033)	(9,904,606)	(121,204,690)
Net increase (decrease)	2,802,695	36,857,255	(5,440,011)	(66,633,641)
Total net increase (decrease)	2,818,075	37,059,723	(5,440,011)	(66,633,641)

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$12.36	0.16	0.95	1.11
Class 2
Year Ended 12/31/2019	$11.79	0.20	1.45	1.65
Year Ended 12/31/2018	$12.32	0.15	(0.68)	(0.53)
Year Ended 12/31/2017	$11.08	0.11	1.13	1.24
Year Ended 12/31/2016	$10.74	0.07	0.27	0.34
Year Ended 12/31/2015	$10.94	0.09	(0.29)	(0.20)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$13.47	8.98%	0.29%(d)	0.29%(d)	1.46%(d)	137%	$207
Class 2
Year Ended 12/31/2019	$13.44	14.00%	0.54%	0.54%	1.58%	137%	$1,520,725
Year Ended 12/31/2018	$11.79	(4.30%)	0.54%	0.54%	1.21%	101%	$1,300,981
Year Ended 12/31/2017	$12.32	11.19%	0.53%	0.53%	0.95%	100%	$1,425,498
Year Ended 12/31/2016	$11.08	3.17%	0.51%	0.51%	0.64%	108%	$1,358,964
Year Ended 12/31/2015	$10.74	(1.83%)	0.52%	0.52%	0.83%	118%	$936,541
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
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Notes to Financial Statements  (continued)
December 31, 2019
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
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Notes to Financial Statements  (continued)
December 31, 2019
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
20	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	4,259,245*
Equity risk	Investments, at value — Options Purchased	12,015,350
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	252,102*
Total		16,526,697

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Notes to Financial Statements  (continued)
December 31, 2019
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	229,314*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	32,638*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	1,025,424*
Total		1,287,376

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	10,120,952	(7,343,812)	2,777,140
Foreign exchange risk	(89,132)	—	(89,132)
Interest rate risk	6,624,467	—	6,624,467
Total	16,656,287	(7,343,812)	9,312,475

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	7,435,588	(6,547,202)	888,386
Foreign exchange risk	113,431	—	113,431
Interest rate risk	(3,592,764)	—	(3,592,764)
Total	3,956,255	(6,547,202)	(2,590,947)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	259,690,596
Futures contracts — short	14,943,205

Derivative instrument	Average value ($)*
Options contracts — purchased	7,877,735

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements  (continued)
December 31, 2019
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
JPMorgan ($)
Assets
Options purchased puts	12,015,350
Total financial and derivative net assets	12,015,350
Total collateral received (pledged) (a)	-
Net amount (b)	12,015,350

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
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Notes to Financial Statements  (continued)
December 31, 2019
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2019 was 0.22% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.85%
Class 2	1.10
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
26	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,694,834,159 and $1,667,713,184, respectively, for the year ended December 31, 2019, of which $1,532,139,684 and $1,561,064,197, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Managed Volatility Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
32	Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2019	33

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Variable Portfolio – Managed Volatility Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6613 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio – Managed Volatility Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	18.52	5.12	6.21
Class 2	04/12/13	18.26	5.07	6.18
Blended Benchmark		21.40	7.49	8.10
Russell 3000 Index		31.02	11.24	13.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2019)
Allocations to Underlying Funds
Equity Funds	62.8
International	16.9
U.S. Large Cap	38.1
U.S. Mid Cap	4.3
U.S. Small Cap	3.5
Exchange-Traded Equity Funds	6.0
International Mid Large Cap	1.5
U.S. Large Cap	4.5
Exchange-Traded Fixed Income Funds	1.4
Investment Grade	1.4
Fixed Income Funds	11.3
Investment Grade	11.3
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	15.3
Options Purchased Puts	1.4
Residential Mortgage-Backed Securities - Agency	1.8
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $1.8 billion) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 18.26%. The Fund’s Blended Benchmark returned 21.40%. The Russell 3000 Index returned 31.02% over the same period. In 2019, all major asset classes generated strong positive returns, and although the Fund underperformed its Blended Benchmark, the Fund captured a good portion of the market’s strong results. Riskier assets led the way, as U.S. equities outperformed overseas equities and all fixed-income segments of the market.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from significant market losses in the fourth quarter of 2018. In the United States, the labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, aided relative results as did solid performance from the Fund’s underlying fixed-income funds. Results from underlying equity funds generally detracted.
Contributors and detractors
Overall, the Fund’s underlying funds generated mixed results for the year. Fixed-income funds generated mostly strong returns that contributed favorably to relative performance. A broad decline in interest rates and tightening credit spreads provided a tailwind for fixed-income funds in general. Corporate credit was a source of strong performance within fixed income for the year. The Fund’s dynamic algorithm also aided relative results as it suggested an overweight in equities, which benefited performance as equities outperformed fixed income.
The Fund’s U.S. large- and small-cap equity funds struggled against their assigned benchmarks. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quant-driven strategies. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50%. The Fund’s exposure to international equities also detracted from relative results.
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of equity market declines, detracted slightly from relative returns as there were no extended bouts of sell-off for risk assets.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,053.50	1,024.21	1.31	1.29	0.25	4.08	4.02	0.78
Class 2	1,000.00	1,000.00	1,052.00	1,022.98	2.56	2.53	0.49	5.33	5.26	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 63.3%
	Shares	Value ($)
International 17.1%
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	64,958,054	716,487,338
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	26,624,105	258,520,062
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	63,869,456	707,034,872
CTIVP® – William Blair International Leaders Fund, Class 1 Shares(a)	23,783,020	272,553,406
Total		1,954,595,678
U.S. Large Cap 38.4%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	14,580,958	390,186,423
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	19,356,104	1,132,525,668
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	9,052,372	267,859,700
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	16,584,032	362,858,624
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	15,885,381	188,877,177
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	8,438,325	233,488,450
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	8,755,010	328,750,610
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	9,527,101	332,019,486
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	7,028,321	204,945,854
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	8,927,921	317,566,138
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	7,440,658	194,870,820
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	18,439,898	439,791,573
Total		4,393,740,523
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 4.3%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	3,001,383	99,645,919
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	3,751,594	97,278,851
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	4,642,783	140,769,178
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	4,730,009	152,211,685
Total		489,905,633
U.S. Small Cap 3.5%
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares(a)	3,656,060	57,290,453
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares(a),(b)	3,169,014	56,471,831
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	576,710	14,054,428
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	5,735,014	145,554,659
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	4,628,169	134,402,018
Total		407,773,389
Total Equity Funds (Cost $5,114,528,656)		7,246,015,223

Exchange-Traded Equity Funds 6.1%

International Mid Large Cap 1.6%
iShares MSCI EAFE ETF	2,539,000	176,308,160
U.S. Large Cap 4.5%
SPDR S&P 500 ETF Trust	1,613,300	519,256,738
Total Exchange-Traded Equity Funds (Cost $480,176,610)		695,564,898

Exchange-Traded Fixed Income Funds 1.4%

Investment Grade 1.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,231,500	157,582,740
Total Exchange-Traded Fixed Income Funds (Cost $140,611,607)		157,582,740

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
December 31, 2019
Fixed Income Funds 11.4%
	Shares	Value ($)
Investment Grade 11.4%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	21,144,635	225,401,811
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	6,780,576	66,178,417
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	11,789,892	129,570,915
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	6,235,936	66,225,640
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	14,457,488	159,176,943
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	22,161,429	243,997,330
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	2,192,438	22,538,267
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	35,323,442	393,856,381
Total		1,306,945,704
Total Fixed Income Funds (Cost $1,257,800,865)		1,306,945,704

Residential Mortgage-Backed Securities - Agency 1.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/16/2035- 01/14/2050	3.000%	206,921,000	210,441,033
Total Residential Mortgage-Backed Securities - Agency (Cost $210,056,333)			210,441,033
Options Purchased Puts 1.4%
Value ($)
(Cost $199,742,275)	165,273,625

Money Market Funds 15.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(d)	1,764,588,217	1,764,411,758
Total Money Market Funds (Cost $1,764,420,616)		1,764,411,758
Total Investments in Securities (Cost: $9,167,336,962)		11,546,234,981
Other Assets & Liabilities, Net		(94,090,564)
Net Assets		11,452,144,417

At December 31, 2019, securities and/or cash totaling $108,705,491 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	670	03/2020	USD	47,154,600	1,194,724	—
British Pound	1,597	03/2020	USD	132,670,775	795,537	—
CAC40 Index	40	01/2020	EUR	2,388,000	40,321	—
Canadian Dollar	60	03/2020	USD	4,625,100	86,472	—
DAX Index	35	03/2020	EUR	11,590,688	15,754	—
Euro FX	1,165	03/2020	USD	164,294,125	1,728,416	—
EURO STOXX 50 Index	3,455	03/2020	EUR	128,836,950	1,605,463	—
EURO STOXX 50 Index	827	03/2020	EUR	30,838,830	—	(65,461)
FTSE 100 Index	413	03/2020	GBP	30,970,870	1,173,273	—
FTSE/MIB Index	88	03/2020	EUR	10,300,400	52,135	—
Japanese Yen	360	03/2020	USD	41,604,750	239,317	—
Japanese Yen	1,495	03/2020	USD	172,775,281	—	(339,673)
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI Singapore Index	259	01/2020	SGD	9,621,850	—	(16,868)
New Zealand Dollar	300	03/2020	USD	20,250,000	529,860	—
Russell 2000 Index E-mini	302	03/2020	USD	25,226,060	413,908	—
S&P 500 Index	190	03/2020	USD	153,477,250	4,048,710	—
S&P 500 Index E-mini	10,068	03/2020	USD	1,626,535,740	35,509,856	—
SPI 200 Index	389	03/2020	AUD	64,214,175	—	(401,242)
Swiss Franc	110	03/2020	USD	14,300,000	220,187	—
TOPIX Index	381	03/2020	JPY	6,557,010,000	553,533	—
TOPIX Index	464	03/2020	JPY	7,985,440,000	—	(583,689)
U.S. Treasury 10-Year Note	1,194	03/2020	USD	153,335,719	—	(1,308,326)
U.S. Treasury 2-Year Note	408	03/2020	USD	87,924,000	—	(39,025)
U.S. Treasury 5-Year Note	1,025	03/2020	USD	121,574,609	—	(386,323)
U.S. Ultra Treasury Bond	355	03/2020	USD	64,487,969	—	(1,942,278)
Total					48,207,466	(5,082,885)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Hang Seng Index	(277)	01/2020	HKD	(391,539,500)	—	(618,079)
OMXS30 Index	(955)	01/2020	SEK	(168,867,875)	—	(96,729)
S&P/TSX 60 Index	(450)	03/2020	CAD	(91,116,000)	—	(313,293)
U.S. Long Bond	(11)	03/2020	USD	(1,714,969)	12,009	—
Total					12,009	(1,028,101)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	2,293,853,800	7,100	2,400.00	12/17/2021	72,865,778	56,764,500
S&P 500 Index	JPMorgan	USD	1,591,159,150	4,925	2,600.00	12/17/2021	58,834,501	55,874,125
S&P 500 Index	JPMorgan	USD	1,776,929,000	5,500	2,500.00	12/17/2021	68,041,996	52,635,000
Total							199,742,275	165,273,625
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	1,451,148,492	1,773,757,010	(1,460,317,285)	1,764,588,217	—	(38,852)	33,667	36,833,687	1,764,411,758
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	15,037,545	5,419	(462,006)	14,580,958	—	2,488,275	96,738,645	—	390,186,423
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	19,812,501	—	(456,397)	19,356,104	—	7,752,290	220,513,705	—	1,132,525,668
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	9,168,073	1,810	(117,511)	9,052,372	—	815,720	51,467,841	—	267,859,700
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	20,974,801	694,204	(524,370)	21,144,635	—	(16,470)	12,235,532	7,154,922	225,401,811
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	17,586,547	—	(1,002,515)	16,584,032	—	6,772,312	92,758,236	—	362,858,624
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	6,703,991	169,138	(92,553)	6,780,576	—	(85,467)	3,316,336	1,520,601	66,178,417
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	12,012,944	344,987	(568,039)	11,789,892	—	116,848	18,549,452	3,534,539	129,570,915
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	3,152,590	285	(151,492)	3,001,383	—	787,334	26,072,810	—	99,645,919
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	16,399,672	4,634	(518,925)	15,885,381	—	527,912	41,688,989	—	188,877,177
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	9,502,815	23,657	(1,088,147)	8,438,325	—	3,094,024	49,985,827	—	233,488,450
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	3,804,210	2,331	(54,947)	3,751,594	—	53,461	23,563,123	—	97,278,851
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	—	3,656,060	—	3,656,060	—	—	3,290,454	—	57,290,453
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	—	3,169,014	—	3,169,014	—	—	2,471,831	—	56,471,831
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	5,178,769	293,487	(4,895,546)	576,710	—	24,873,771	(8,720,827)	—	14,054,428
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	6,179,295	176,984	(120,343)	6,235,936	—	(25,659)	2,449,907	1,789,563	66,225,640
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	13,954,928	856,796	(354,236)	14,457,488	—	(39,872)	5,256,864	9,130,410	159,176,943
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	61,099,416	3,858,638	—	64,958,054	9,985,385	—	83,240,754	18,838,818	716,487,338
CTIVP® – DFA International Value Fund, Class 1 Shares
	23,706,038	2,918,067	—	26,624,105	7,113,493	—	13,507,423	9,340,218	258,520,062
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	60,462,299	3,407,157	—	63,869,456	3,218,216	—	78,504,488	18,842,788	707,034,872
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	9,295,444	—	(540,434)	8,755,010	—	7,687,128	74,558,078	—	328,750,610
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	10,171,566	—	(644,465)	9,527,101	—	4,991,154	79,965,208	—	332,019,486
CTIVP® – MFS® Value Fund, Class 1 Shares
	9,479,488	73,694	(2,524,861)	7,028,321	—	5,397,495	48,874,411	—	204,945,854
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	9,741,509	—	(813,588)	8,927,921	—	9,550,557	63,117,111	—	317,566,138
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	10,227,818	105,758	(2,892,918)	7,440,658	—	5,748,521	41,989,279	—	194,870,820
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	22,207,112	616,499	(662,182)	22,161,429	—	60,212	13,964,392	6,528,477	243,997,330
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	4,716,537	9,304	(83,058)	4,642,783	—	132,790	31,224,542	—	140,769,178
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	2,101,166	102,669	(11,397)	2,192,438	—	(2,191)	532,137	226,372	22,538,267
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	5,112,269	325	(382,585)	4,730,009	—	2,596,106	44,954,819	—	152,211,685
CTIVP® – William Blair International Leaders Fund, Class 1 Shares
	21,812,039	1,970,981	—	23,783,020	8,044,447	—	45,554,737	2,619,448	272,553,406
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	35,423,070	879,553	(979,181)	35,323,442	—	(132,520)	22,477,742	9,413,604	393,856,381
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	18,667,771	10,236	(238,109)	18,439,898	—	444,370	92,775,796	—	439,791,573
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	5,274,572	709,856	(249,414)	5,735,014	—	1,454,833	22,564,046	—	145,554,659
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	4,223,170	508,219	(103,220)	4,628,169	—	574,818	20,230,183	—	134,402,018
Total					28,361,541	85,578,900	1,419,707,538	125,773,447	10,317,372,685

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	7,246,015,223	7,246,015,223
Exchange-Traded Equity Funds	695,564,898	—	—	—	695,564,898
Exchange-Traded Fixed Income Funds	157,582,740	—	—	—	157,582,740
Fixed Income Funds	—	—	—	1,306,945,704	1,306,945,704
Residential Mortgage-Backed Securities - Agency	—	210,441,033	—	—	210,441,033
Options Purchased Puts	165,273,625	—	—	—	165,273,625
Money Market Funds	1,764,411,758	—	—	—	1,764,411,758
Total Investments in Securities	2,782,833,021	210,441,033	—	8,552,960,927	11,546,234,981
Investments in Derivatives
Asset
Futures Contracts	48,219,475	—	—	—	48,219,475
Liability
Futures Contracts	(6,110,986)	—	—	—	(6,110,986)
Total	2,824,941,510	210,441,033	—	8,552,960,927	11,588,343,470
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $830,844,550)	$1,063,588,671
Affiliated issuers (cost $8,136,750,137)	10,317,372,685
Options purchased (cost $199,742,275)	165,273,625
Margin deposits on:
Futures contracts	108,705,491
Receivable for:
Investments sold	5,991,913
Investments sold on a delayed delivery basis	147,026,615
Capital shares sold	799
Dividends	5,035,974
Interest	233,196
Variation margin for futures contracts	7,282,047
Prepaid expenses	41,612
Trustees’ deferred compensation plan	321,158
Other assets	396
Total assets	11,820,874,182
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	357,303,643
Capital shares purchased	8,560,675
Variation margin for futures contracts	1,724,557
Management services fees	54,081
Distribution and/or service fees	78,341
Service fees	577,351
Compensation of board members	408
Compensation of chief compliance officer	1,026
Other expenses	108,525
Trustees’ deferred compensation plan	321,158
Total liabilities	368,729,765
Net assets applicable to outstanding capital stock	$11,452,144,417
Represented by
Trust capital	$11,452,144,417
Total - representing net assets applicable to outstanding capital stock	$11,452,144,417
Class 1
Net assets	$1,984,712
Shares outstanding	132,638
Net asset value per share	$14.96
Class 2
Net assets	$11,450,159,705
Shares outstanding	765,245,460
Net asset value per share	$14.96
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$24,785,578
Dividends — affiliated issuers	125,773,447
Interest	1,012,456
Total income	151,571,481
Expenses:
Management services fees	19,094,637
Distribution and/or service fees
Class 2	26,990,270
Service fees	6,482,046
Compensation of board members	171,023
Custodian fees	59,063
Printing and postage fees	86,362
Audit fees	35,000
Legal fees	232,331
Compensation of chief compliance officer	4,166
Other	252,528
Total expenses	53,407,426
Net investment income	98,164,055
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	39,523,885
Investments — affiliated issuers	85,578,900
Capital gain distributions from underlying affiliated funds	28,361,541
Foreign currency translations	(953,600)
Futures contracts	87,072,986
Options purchased	(104,774,104)
Net realized gain	134,809,608
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	144,601,172
Investments — affiliated issuers	1,419,707,538
Foreign currency translations	823,580
Futures contracts	75,650,346
Options purchased	(91,947,017)
Net change in unrealized appreciation (depreciation)	1,548,835,619
Net realized and unrealized gain	1,683,645,227
Net increase in net assets resulting from operations	$1,781,809,282
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$98,164,055	$68,646,084
Net realized gain (loss)	134,809,608	(152,521,564)
Net change in unrealized appreciation (depreciation)	1,548,835,619	(747,026,868)
Net increase (decrease) in net assets resulting from operations	1,781,809,282	(830,902,348)
Increase (decrease) in net assets from capital stock activity	(149,973,121)	529,542,967
Total increase (decrease) in net assets	1,631,836,161	(301,359,381)
Net assets at beginning of year	9,820,308,256	10,121,667,637
Net assets at end of year	$11,452,144,417	$9,820,308,256

	Year Ended		Year Ended
	December 31, 2019 (a)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	138,161	1,973,792	—	—
Redemptions	(5,523)	(76,936)	—	—
Net increase	132,638	1,896,856	—	—
Class 2
Subscriptions	11,338,956	159,797,469	48,595,835	671,619,689
Redemptions	(22,198,942)	(311,667,446)	(10,519,887)	(142,076,722)
Net increase (decrease)	(10,859,986)	(151,869,977)	38,075,948	529,542,967
Total net increase (decrease)	(10,727,348)	(149,973,121)	38,075,948	529,542,967

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$13.62	0.11	1.23	1.34
Class 2
Year Ended 12/31/2019	$12.65	0.13	2.18	2.31
Year Ended 12/31/2018	$13.71	0.09	(1.15)	(1.06)
Year Ended 12/31/2017	$11.67	0.05	1.99	2.04
Year Ended 12/31/2016	$11.29	0.04	0.34	0.38
Year Ended 12/31/2015	$11.68	0.03	(0.42)	(0.39)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$14.96	9.84%	0.25%(d)	0.25%(d)	0.88%(d)	128%	$1,985
Class 2
Year Ended 12/31/2019	$14.96	18.26%	0.49%	0.49%	0.91%	128%	$11,450,160
Year Ended 12/31/2018	$12.65	(7.73%)	0.49%	0.49%	0.65%	74%	$9,820,308
Year Ended 12/31/2017	$13.71	17.48%	0.48%	0.48%	0.42%	83%	$10,121,668
Year Ended 12/31/2016	$11.67	3.37%	0.47%	0.47%	0.37%	91%	$8,232,846
Year Ended 12/31/2015	$11.29	(3.34%)	0.48%	0.48%	0.29%	74%	$7,441,534
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Variable Portfolio – Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
18	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
20	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	43,412,953*
Equity risk	Investments, at value — Options Purchased	165,273,625
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	4,794,513*
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	12,009*
Total		213,493,100

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	2,095,361*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	339,673*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	3,675,952*
Total		6,110,986

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	63,585,713	(104,774,104)	(41,188,391)
Foreign exchange risk	(5,715,759)	—	(5,715,759)
Interest rate risk	29,203,032	—	29,203,032
Total	87,072,986	(104,774,104)	(17,701,118)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	93,677,412	(91,947,017)	1,730,395
Foreign exchange risk	2,198,901	—	2,198,901
Interest rate risk	(20,225,967)	—	(20,225,967)
Total	75,650,346	(91,947,017)	(16,296,671)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,363,787,590
Futures contracts — short	139,892,818

22	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Derivative instrument	Average value ($)*
Options contracts — purchased	111,213,563

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
JPMorgan ($)
Assets
Options purchased puts	165,273,625
Total financial and derivative net assets	165,273,625
Total collateral received (pledged) (a)	-
Net amount (b)	165,273,625

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
24	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2019 was 0.18% of the Fund’s average daily net assets.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.85%
Class 2	1.10
26	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,267,970,840 and $13,064,354,683, respectively, for the year ended December 31, 2019, of which $11,310,135,866 and $11,683,336,427, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - Managed Volatility Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
32	Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2019	33

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Variable Portfolio – Managed Volatility Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-6598 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio – Managed Volatility Conservative Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2015
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	12.19	3.74	3.63
Class 2	04/12/13	11.91	3.69	3.60
Blended Benchmark		12.57	4.46	4.41
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	2.73
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 12, 2013 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2019)
Allocations to Underlying Funds
Equity Funds	15.2
International	3.8
U.S. Large Cap	8.9
U.S. Mid Cap	1.0
U.S. Small Cap	1.5
Exchange-Traded Equity Funds	5.9
International Mid Large Cap	1.9
U.S. Large Cap	4.0
Exchange-Traded Fixed Income Funds	2.1
Investment Grade	2.1
Fixed Income Funds	52.3
Investment Grade	52.3
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	19.2
Options Purchased Puts	0.4
Residential Mortgage-Backed Securities - Agency	4.9
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $115.0 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2019, the Fund’s Class 2 shares returned 11.91%. The Fund underperformed its Blended Benchmark, which returned 12.57%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% over the same period. In 2019, all major asset classes generated strong positive returns, and although the Fund underperformed its Blended Benchmark, the Fund captured a good portion of the market’s strong results. Riskier assets led the way, as U.S. equities outperformed overseas equities and all fixed-income segments of the market.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from significant market losses in the fourth quarter of 2018. In the United States, the labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, aided relative results as did solid performance from the Fund’s underlying fixed-income funds. Results from underlying equity funds generally detracted.
Contributors and detractors
Overall, the Fund’s underlying funds generated mixed results for the year. Fixed-income funds generated mostly strong returns that contributed favorably to relative performance. A broad decline in interest rates and tightening credit spreads provided a tailwind for fixed-income funds in general. Corporate credit was a source of strong performance within fixed income for the year. The Fund’s dynamic algorithm also aided relative results as it suggested an overweight in equities, which benefited performance as equities outperformed fixed income.
The Fund’s U.S. large- and small-cap equity funds struggled against their assigned benchmarks. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quant-driven strategies. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50%. The Fund’s exposure to international equities also detracted from relative results.
Derivative securities were used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of equity market declines, detracted slightly from relative returns as there were no extended bouts of sell-off for risk assets. The Fund’s use of futures contracts during the period offset the negative impact of the protective put options. Overall, the use of derivative securities on a stand-alone basis had a positive impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,036.70	1,023.90	1.61	1.60	0.31	3.68	3.66	0.71
Class 2	1,000.00	1,000.00	1,035.10	1,022.63	2.90	2.89	0.56	4.98	4.95	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 15.9%
	Shares	Value ($)
International 4.0%
CTIVP® – AQR International Core Equity Fund, Class 1 Shares(a)	779,302	8,595,700
CTIVP® – DFA International Value Fund, Class 1 Shares(a)	293,533	2,850,201
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	776,600	8,596,966
CTIVP® – William Blair International Leaders Fund, Class 1 Shares(a)	251,071	2,877,272
Total		22,920,139
U.S. Large Cap 9.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	184,544	4,938,391
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	245,091	14,340,260
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares(a),(b)	110,712	3,275,984
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	207,042	4,530,074
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares(a),(b)	207,172	2,463,277
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	89,437	2,474,720
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	98,478	3,697,845
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	105,995	3,693,928
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	84,289	2,457,868
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	102,906	3,660,352
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	93,805	2,456,745
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	223,356	5,327,053
Total		53,316,497
Equity Funds (continued)
	Shares	Value ($)
U.S. Mid Cap 1.0%
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares(a),(b)	37,028	1,229,333
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	47,657	1,235,752
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	53,922	1,634,911
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	51,306	1,651,021
Total		5,751,017
U.S. Small Cap 1.6%
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares(a)	108,328	1,697,495
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares(a),(b)	93,897	1,673,240
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares(a),(b)	16,167	393,996
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	96,865	2,458,443
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	98,542	2,861,661
Total		9,084,835
Total Equity Funds (Cost $64,721,208)		91,072,488

Exchange-Traded Equity Funds 6.2%

International Mid Large Cap 2.1%
iShares MSCI EAFE ETF	167,532	11,633,422
U.S. Large Cap 4.1%
SPDR S&P 500 ETF Trust	73,425	23,632,571
Total Exchange-Traded Equity Funds (Cost $25,165,300)		35,265,993

Exchange-Traded Fixed Income Funds 2.1%

Investment Grade 2.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	95,700	12,245,772
Total Exchange-Traded Fixed Income Funds (Cost $11,694,721)		12,245,772

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
December 31, 2019
Fixed Income Funds 54.7%
	Shares	Value ($)
Investment Grade 54.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	5,856,421	62,429,451
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	1,945,229	18,985,434
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	2,877,791	31,626,919
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	1,747,350	18,556,859
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	4,138,085	45,560,315
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	5,670,572	62,432,997
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	745,230	7,660,965
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	5,919,576	66,003,274
Total		313,256,214
Total Fixed Income Funds (Cost $301,187,699)		313,256,214

Residential Mortgage-Backed Securities - Agency 5.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/16/2035- 01/14/2050	3.000%	21,107,000	21,450,091
01/14/2050	3.500%	7,847,000	8,072,295
Total Residential Mortgage-Backed Securities - Agency (Cost $29,465,530)			29,522,386
Options Purchased Puts 0.5%
Value ($)
(Cost $3,130,937)	2,627,820

Money Market Funds 20.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(d)	115,052,283	115,040,778
Total Money Market Funds (Cost $115,045,060)		115,040,778
Total Investments in Securities (Cost: $550,410,455)		599,031,451
Other Assets & Liabilities, Net		(26,277,585)
Net Assets		572,753,866

At December 31, 2019, securities and/or cash totaling $2,934,555 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	5	03/2020	USD	351,900	7,764	—
British Pound	15	03/2020	USD	1,246,125	7,447	—
Canadian Dollar	8	03/2020	USD	616,680	11,530	—
Euro FX	7	03/2020	USD	987,175	7,509	—
EURO STOXX 50 Index	126	03/2020	EUR	4,698,540	58,549	—
EURO STOXX 50 Index	15	03/2020	EUR	559,350	—	(916)
FTSE 100 Index	17	03/2020	GBP	1,274,830	62,550	—
Japanese Yen	7	03/2020	USD	808,981	4,360	—
Japanese Yen	16	03/2020	USD	1,849,100	—	(3,635)
MSCI Singapore Index	5	01/2020	SGD	185,750	—	(326)
New Zealand Dollar	4	03/2020	USD	270,000	7,065	—
OMXS30 Index	69	01/2020	SEK	12,200,925	6,142	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index	1	03/2020	USD	807,775	21,309	—
S&P 500 Index E-mini	305	03/2020	USD	49,274,275	1,189,307	—
SPI 200 Index	11	03/2020	AUD	1,815,825	—	(10,727)
TOPIX Index	16	03/2020	JPY	275,360,000	23,246	—
TOPIX Index	8	03/2020	JPY	137,680,000	—	(9,527)
U.S. Long Bond	60	03/2020	USD	9,354,375	—	(191,373)
U.S. Treasury 10-Year Note	127	03/2020	USD	16,309,578	—	(139,160)
U.S. Treasury 2-Year Note	7	03/2020	USD	1,508,500	—	(670)
U.S. Treasury 5-Year Note	165	03/2020	USD	19,570,547	—	(62,188)
U.S. Ultra Treasury Bond	6	03/2020	USD	1,089,938	—	(32,827)
Total					1,406,778	(451,349)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Hang Seng Index	(1)	01/2020	HKD	(1,413,500)	—	(2,231)
Russell 2000 Index E-mini	(2)	03/2020	USD	(167,060)	—	(3,395)
S&P/TSX 60 Index	(4)	03/2020	CAD	(809,920)	—	(2,785)
Swiss Franc	(4)	03/2020	USD	(520,000)	—	(10,115)
Total					—	(18,526)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	36,830,892	114	2,500.00	12/17/2021	1,410,779	1,090,980
S&P 500 Index	JPMorgan	USD	31,015,488	96	2,600.00	12/17/2021	1,145,583	1,089,120
S&P 500 Index	JPMorgan	USD	18,092,368	56	2,400.00	12/17/2021	574,575	447,720
Total							3,130,937	2,627,820
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	96,425,130	62,273,235	(43,646,082)	115,052,283	—	(2,071)	1,891	2,320,702	115,040,778
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	174,509	42,627	(32,592)	184,544	—	31,960	1,180,102	—	4,938,391
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	223,329	64,114	(42,352)	245,091	—	86,050	2,716,784	—	14,340,260
Columbia Variable Portfolio – Dividend Opportunity Fund, Class 1 Shares
	103,102	25,341	(17,731)	110,712	—	20,476	600,943	—	3,275,984
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	4,553,032	1,379,305	(75,916)	5,856,421	—	(966)	2,871,789	1,702,485	62,429,451
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	200,408	54,029	(47,395)	207,042	—	44,859	1,151,505	—	4,530,074
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	1,484,566	480,423	(19,760)	1,945,229	—	(1,213)	805,713	376,641	18,985,434
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	2,490,541	578,984	(191,734)	2,877,791	—	6,036	4,092,281	756,176	31,626,919
Columbia Variable Portfolio – Mid Cap Growth Fund, Class 1 Shares
	40,539	8,009	(11,520)	37,028	—	38,987	299,945	—	1,229,333
Columbia Variable Portfolio - Select Large Cap Equity Fund, Class 1 Shares
	185,789	54,038	(32,655)	207,172	—	10,065	507,470	—	2,463,277
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	88,055	25,438	(24,056)	89,437	—	34,261	514,807	—	2,474,720
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	50,184	11,328	(13,855)	47,657	—	25,662	286,109	—	1,235,752
Columbia Variable Portfolio - Small Cap Value Fund, Class 1 Shares
	—	108,328	—	108,328	—	—	97,495	—	1,697,495
Columbia Variable Portfolio - Small Company Growth Fund, Class 1 Shares
	—	93,897	—	93,897	—	—	73,239	—	1,673,240
Columbia Variable Portfolio – U.S. Equities Fund, Class 1 Shares
	110,713	64,341	(158,887)	16,167	—	532,011	(160,327)	—	393,996
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	1,346,121	414,736	(13,507)	1,747,350	—	(643)	588,509	431,789	18,556,859
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	3,051,980	1,133,790	(47,685)	4,138,085	—	(772)	1,220,556	2,240,751	45,560,315
CTIVP® – AQR International Core Equity Fund, Class 1 Shares
	646,410	233,338	(100,446)	779,302	106,973	(1,828)	1,018,048	206,348	8,595,700
CTIVP® – DFA International Value Fund, Class 1 Shares
	238,546	104,842	(49,855)	293,533	71,052	11,140	175,961	96,013	2,850,201
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	641,386	233,337	(98,123)	776,600	35,097	2,751	965,239	208,759	8,596,966
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	99,230	24,440	(25,192)	98,478	—	68,280	838,390	—	3,697,845
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	108,031	23,970	(26,006)	105,995	—	51,516	878,671	—	3,693,928
CTIVP® – MFS® Value Fund, Class 1 Shares
	85,227	19,311	(20,249)	84,289	—	31,962	543,899	—	2,457,868
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	102,062	24,305	(23,461)	102,906	—	84,804	668,835	—	3,660,352
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	92,497	22,576	(21,268)	93,805	—	25,498	499,781	—	2,456,745
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	4,412,528	1,318,966	(60,922)	5,670,572	—	465	3,059,286	1,433,200	62,432,997
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	56,901	12,001	(14,980)	53,922	—	30,735	347,191	—	1,634,911
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	569,048	186,619	(10,437)	745,230	—	(413)	160,057	67,855	7,660,965
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	60,152	10,134	(18,980)	51,306	—	78,253	458,511	—	1,651,021
CTIVP® – William Blair International Leaders Fund, Class 1 Shares
	231,852	74,959	(55,740)	251,071	79,282	(4,290)	519,672	26,313	2,877,272
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	4,781,923	1,220,543	(82,890)	5,919,576	—	(12,354)	3,212,901	1,355,381	66,003,274
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	211,916	52,534	(41,094)	223,356	—	33,931	1,077,985	—	5,327,053
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	105,623	26,618	(35,376)	96,865	—	57,886	428,947	—	2,458,443
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	90,060	30,949	(22,467)	98,542	—	18,453	458,588	—	2,861,661
Total					292,404	1,301,491	32,160,773	11,222,413	519,369,480

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	91,072,488	91,072,488
Exchange-Traded Equity Funds	35,265,993	—	—	—	35,265,993
Exchange-Traded Fixed Income Funds	12,245,772	—	—	—	12,245,772
Fixed Income Funds	—	—	—	313,256,214	313,256,214
Residential Mortgage-Backed Securities - Agency	—	29,522,386	—	—	29,522,386
Options Purchased Puts	2,627,820	—	—	—	2,627,820
Money Market Funds	115,040,778	—	—	—	115,040,778
Total Investments in Securities	165,180,363	29,522,386	—	404,328,702	599,031,451
Investments in Derivatives
Asset
Futures Contracts	1,406,778	—	—	—	1,406,778
Liability
Futures Contracts	(469,875)	—	—	—	(469,875)
Total	166,117,266	29,522,386	—	404,328,702	599,968,354
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $66,325,551)	$77,034,151
Affiliated issuers (cost $480,953,967)	519,369,480
Options purchased (cost $3,130,937)	2,627,820
Margin deposits on:
Futures contracts	2,934,555
Receivable for:
Investments sold	33,764
Investments sold on a delayed delivery basis	5,101,822
Capital shares sold	15,654
Dividends	282,095
Interest	33,455
Variation margin for futures contracts	149,110
Prepaid expenses	1,864
Trustees’ deferred compensation plan	40,671
Other assets	396
Total assets	607,624,837
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	34,596,818
Capital shares purchased	63,888
Variation margin for futures contracts	81,764
Management services fees	3,542
Distribution and/or service fees	3,924
Service fees	29,099
Compensation of board members	266
Compensation of chief compliance officer	48
Other expenses	50,951
Trustees’ deferred compensation plan	40,671
Total liabilities	34,870,971
Net assets applicable to outstanding capital stock	$572,753,866
Represented by
Trust capital	$572,753,866
Total - representing net assets applicable to outstanding capital stock	$572,753,866
Class 1
Net assets	$52,826
Shares outstanding	4,159
Net asset value per share	$12.70
Class 2
Net assets	$572,701,040
Shares outstanding	45,172,762
Net asset value per share	$12.68
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	13

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$1,029,549
Dividends — affiliated issuers	11,222,413
Interest	21,701
Total income	12,273,663
Expenses:
Management services fees	1,122,830
Distribution and/or service fees
Class 2	1,245,706
Service fees	299,620
Compensation of board members	20,256
Custodian fees	44,926
Printing and postage fees	18,178
Audit fees	35,000
Legal fees	10,750
Compensation of chief compliance officer	189
Other	18,586
Total expenses	2,816,041
Net investment income	9,457,622
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,056,635
Investments — affiliated issuers	1,301,491
Capital gain distributions from underlying affiliated funds	292,404
Foreign currency translations	(13,416)
Futures contracts	5,729,978
Options purchased	(1,515,792)
Net realized gain	6,851,300
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,098,344
Investments — affiliated issuers	32,160,773
Foreign currency translations	14,593
Futures contracts	397,621
Options purchased	(1,282,337)
Net change in unrealized appreciation (depreciation)	38,388,994
Net realized and unrealized gain	45,240,294
Net increase in net assets resulting from operations	$54,697,916
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$9,457,622	$6,344,509
Net realized gain	6,851,300	10,140
Net change in unrealized appreciation (depreciation)	38,388,994	(17,737,826)
Net increase (decrease) in net assets resulting from operations	54,697,916	(11,383,177)
Increase (decrease) in net assets from capital stock activity	91,762,250	(25,229,922)
Total increase (decrease) in net assets	146,460,166	(36,613,099)
Net assets at beginning of year	426,293,700	462,906,799
Net assets at end of year	$572,753,866	$426,293,700

	Year Ended		Year Ended
	December 31, 2019 (a)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	4,222	51,550	—	—
Redemptions	(63)	(790)	—	—
Net increase	4,159	50,760	—	—
Class 2
Subscriptions	10,555,664	128,068,194	6,084,084	69,537,596
Redemptions	(3,022,427)	(36,356,704)	(8,235,967)	(94,767,518)
Net increase (decrease)	7,533,237	91,711,490	(2,151,883)	(25,229,922)
Total net increase (decrease)	7,537,396	91,762,250	(2,151,883)	(25,229,922)

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$11.70	0.17	0.83	1.00
Class 2
Year Ended 12/31/2019	$11.33	0.23	1.12	1.35
Year Ended 12/31/2018	$11.63	0.17	(0.47)	(0.30)
Year Ended 12/31/2017	$10.78	0.13	0.72	0.85
Year Ended 12/31/2016	$10.46	0.09	0.23	0.32
Year Ended 12/31/2015	$10.58	0.10	(0.22)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$12.70	8.55%	0.31%(d)	0.31%(d)	1.57%(d)	139%	$53
Class 2
Year Ended 12/31/2019	$12.68	11.91%	0.57%	0.57%	1.90%	139%	$572,701
Year Ended 12/31/2018	$11.33	(2.58%)	0.57%	0.57%	1.45%	119%	$426,294
Year Ended 12/31/2017	$11.63	7.88%	0.55%	0.55%	1.17%	103%	$462,907
Year Ended 12/31/2016	$10.78	3.06%	0.53%	0.53%	0.86%	106%	$444,792
Year Ended 12/31/2015	$10.46	(1.13%)	0.56%	0.56%	0.98%	142%	$241,975
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
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Notes to Financial Statements  (continued)
December 31, 2019
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
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Notes to Financial Statements  (continued)
December 31, 2019
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
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Notes to Financial Statements  (continued)
December 31, 2019
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,361,103*
Equity risk	Investments, at value — Options Purchased	2,627,820
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	45,675*
Total		4,034,598

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Notes to Financial Statements  (continued)
December 31, 2019
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	29,907*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	13,750*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	426,218*
Total		469,875

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	3,115,031	(1,515,792)	1,599,239
Foreign exchange risk	26,534	—	26,534
Interest rate risk	2,588,413	—	2,588,413
Total	5,729,978	(1,515,792)	4,214,186

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	1,742,269	(1,282,337)	459,932
Foreign exchange risk	12,237	—	12,237
Interest rate risk	(1,356,885)	—	(1,356,885)
Total	397,621	(1,282,337)	(884,716)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	90,440,590
Futures contracts — short	2,800,828

Derivative instrument	Average value ($)*
Options contracts — purchased	1,666,730

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements  (continued)
December 31, 2019
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
JPMorgan ($)
Assets
Options purchased puts	2,627,820
Total financial and derivative net assets	2,627,820
Total collateral received (pledged) (a)	-
Net amount (b)	2,627,820

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
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Notes to Financial Statements  (continued)
December 31, 2019
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
December 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2019 was 0.23% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
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Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.85%
Class 2	1.10
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
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Notes to Financial Statements  (continued)
December 31, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $684,853,391 and $595,800,644, respectively, for the year ended December 31, 2019, of which $564,871,464 and $560,546,891, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
32	Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2019	33

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Variable Portfolio – Managed Volatility Conservative Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S 6624 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio – U.S. Flexible Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Conservative Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	Life
Class 1*	02/20/19	15.13	7.66
Class 2	11/02/16	14.86	7.58
Blended Benchmark		16.49	7.94
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05
S&P 500 Index		31.49	16.97
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index and 35% S&P 500 Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2019)
Allocations to Underlying Funds
Equity Funds	30.8
U.S. Large Cap	30.8
Exchange-Traded Equity Funds	0.2
U.S. Large Cap	0.2
Exchange-Traded Fixed Income Funds	5.6
Investment Grade	5.6
Fixed Income Funds	38.8
High Yield	2.2
Investment Grade	36.6
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	21.3
Options Purchased Puts	0.8
Residential Mortgage-Backed Securities - Agency	2.5
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $62.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 14.86%. The Fund underperformed its Blended Benchmark, which returned 16.49% for the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% over the same period and the S&P 500 Index returned 31.49%. Underlying fund performance within equities generally accounted for a majority of the Fund’s modest shortfall relative to the Blended Benchmark. The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, also detracted from relative results. Positioning that resulted from the dynamic algorithm was at times hurt by largely unforeseen, and somewhat abrupt, changes in equity market performance in reaction to short-term events, including China-US trade-tariff negotiations, Brexit-related announcements and Federal Reserve (Fed) policy maneuvers.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful market losses in the fourth quarter of 2018. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
In 2019, all major asset classes generated strong positive returns for the Fund. Riskier assets led the way, as U.S. equities outperformed overseas equities and all fixed-income segments of the market. Overall, the Fund’s underlying funds generated mixed results in 2019. Fixed-income funds generated mostly strong returns that contributed favorably to relative performance. A broad decline in interest rates and tightening credit spreads provided a tailwind for fixed-income funds. Corporate credit was a source of strong performance within fixed income for the year.
The Fund’s U.S. large-cap equity funds struggled against their assigned benchmarks in 2019. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quant-driven strategies. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50%.
Contributors and detractors
The Fund captured a good portion of the market’s strong results from both equities and fixed income but trailed its Blended Benchmark. The Fund’s return was driven by underperformance from underlying large-cap equity funds and positioning that was guided by the dynamic algorithm. These results were partially offset by contributions from capital protection and tactical sleeves within the Fund. Tactical decisions, which were largely tied to our discretion to maneuver equity exposure away from the dynamic algorithm suggested weight, served as a positive contributor, as did underlying fixed-income funds, which outperformed their benchmarks.
Early in the period, we kept equity exposure above the algorithm-suggested weight and this helped boost relative results. In November and December, we increased the Fund’s equity exposure, positioning it several percentage points above its neutral benchmark weight of 50%.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Derivative securities were primarily used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of equity market declines, detracted slightly from returns as there were no extended bouts of sell-off for risk assets. The Fund’s use of futures contracts contributed positively. Overall, the use of derivatives, on a stand-alone basis, had a positive impact on Fund performance.
In 2019 there were more disruptions in the changes in volatility than was the case in 2018. Since the Fund reacts to changes in equity volatility this increased level of disruptions led to a higher turnover rate in calendar year 2019 when compared to 2018.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,048.10	1,024.10	1.41	1.39	0.27	3.44	3.40	0.66
Class 2	1,000.00	1,000.00	1,046.50	1,022.52	3.02	2.99	0.58	5.06	5.00	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 31.3%
	Shares	Value ($)
U.S. Large Cap 31.3%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	171,661	10,043,912
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares(a),(b)	776,034	20,099,279
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	363,744	10,064,800
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	267,460	10,043,110
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	282,021	10,031,491
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	384,033	10,057,817
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	842,479	20,093,120
Total		90,433,529
Total Equity Funds (Cost $73,854,364)		90,433,529

Exchange-Traded Equity Funds 0.2%

U.S. Large Cap 0.2%
SPDR S&P 500 ETF Trust	1,950	627,627
Total Exchange-Traded Equity Funds (Cost $440,136)		627,627

Exchange-Traded Fixed Income Funds 5.7%

Investment Grade 5.7%
iShares Core U.S. Aggregate Bond ETF	42,610	4,788,086
iShares iBoxx $ Investment Grade Corporate Bond ETF	75,527	9,664,435
Vanguard Total Bond Market ETF	24,060	2,017,671
Total		16,470,192
Total Exchange-Traded Fixed Income Funds (Cost $15,316,534)		16,470,192

Fixed Income Funds 39.4%

High Yield 2.3%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	866,007	6,616,297
Fixed Income Funds (continued)
	Shares	Value ($)
Investment Grade 37.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	2,124,570	22,647,920
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	682,653	6,662,698
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	492,702	5,414,795
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	627,570	6,664,795
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	1,990,263	21,912,796
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	1,927,182	21,218,272
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	296,039	3,043,276
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	1,760,952	19,634,612
Total		107,199,164
Total Fixed Income Funds (Cost $110,671,537)		113,815,461

Residential Mortgage-Backed Securities - Agency 2.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/16/2035- 01/14/2050	3.000%	5,176,500	5,256,784
01/14/2050	3.500%	1,892,500	1,946,836
Total Residential Mortgage-Backed Securities - Agency (Cost $7,191,686)			7,203,620

Options Purchased Puts 0.8%
Value ($)
(Cost $2,667,487)	2,254,380

Money Market Funds 21.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(d)	62,418,725	62,412,483
Total Money Market Funds (Cost $62,413,039)		62,412,483
Total Investments in Securities (Cost: $272,554,783)		293,217,292
Other Assets & Liabilities, Net		(4,287,058)
Net Assets		288,930,234
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
At December 31, 2019, securities and/or cash totaling $2,393,199 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index	1	03/2020	USD	807,775	21,309	—
S&P 500 Index E-mini	367	03/2020	USD	59,290,685	1,381,834	—
U.S. Long Bond	22	03/2020	USD	3,429,938	—	(70,170)
U.S. Treasury 10-Year Note	39	03/2020	USD	5,008,453	—	(42,734)
U.S. Treasury 2-Year Note	11	03/2020	USD	2,370,500	—	(1,052)
U.S. Treasury 5-Year Note	50	03/2020	USD	5,930,469	—	(18,845)
U.S. Ultra Treasury Bond	14	03/2020	USD	2,543,188	—	(76,597)
Total					1,403,143	(209,398)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	24,230,850	75	2,600.00	12/17/2021	897,682	850,875
S&P 500 Index	JPMorgan	USD	27,138,552	84	2,500.00	12/17/2021	1,044,548	803,880
S&P 500 Index	JPMorgan	USD	24,230,850	75	2,400.00	12/17/2021	725,257	599,625
Total							2,667,487	2,254,380
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	28,156,859	51,793,433	(17,531,567)	62,418,725	—	(918)	487	964,357	62,412,483
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	102,567	76,114	(7,020)	171,661	—	(6,878)	1,592,168	—	10,043,912
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	452,973	426,854	(13,820)	866,007	—	(3,959)	433,581	235,511	6,616,297
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	1,062,139	1,092,374	(29,943)	2,124,570	—	(2,308)	788,271	510,153	22,647,920
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	484,160	327,623	(35,749)	776,034	—	(3,785)	3,853,570	—	20,099,279
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	338,765	353,640	(9,752)	682,653	—	(273)	223,904	109,438	6,662,698
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	271,887	235,294	(14,479)	492,702	—	(4,428)	553,266	106,724	5,414,795
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	218,693	168,040	(22,989)	363,744	—	(6,350)	1,777,057	—	10,064,800
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	307,681	327,200	(7,311)	627,570	—	(344)	163,364	128,177	6,664,795
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	971,939	1,043,830	(25,506)	1,990,263	—	(4,096)	421,017	891,467	21,912,796
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	168,271	114,558	(15,369)	267,460	—	(315)	1,908,535	—	10,043,110
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	173,780	128,505	(20,264)	282,021	—	(9,121)	1,455,390	—	10,031,491
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	230,301	168,298	(14,566)	384,033	—	190	1,676,311	—	10,057,817
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	965,201	986,440	(24,459)	1,927,182	—	(515)	803,592	402,425	21,218,272
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	143,171	156,083	(3,215)	296,039	—	(24)	49,653	22,289	3,043,276
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	881,763	902,221	(23,032)	1,760,952	—	(2,544)	737,646	333,036	19,634,612
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	506,991	368,681	(33,193)	842,479	—	(12,932)	3,328,259	—	20,093,120
Total					—	(58,600)	19,766,071	3,703,577	266,661,473

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	90,433,529	90,433,529
Exchange-Traded Equity Funds	627,627	—	—	—	627,627
Exchange-Traded Fixed Income Funds	16,470,192	—	—	—	16,470,192
Fixed Income Funds	—	—	—	113,815,461	113,815,461
Residential Mortgage-Backed Securities - Agency	—	7,203,620	—	—	7,203,620
Options Purchased Puts	2,254,380	—	—	—	2,254,380
Money Market Funds	62,412,483	—	—	—	62,412,483
Total Investments in Securities	81,764,682	7,203,620	—	204,248,990	293,217,292
Investments in Derivatives
Asset
Futures Contracts	1,403,143	—	—	—	1,403,143
Liability
Futures Contracts	(209,398)	—	—	—	(209,398)
Total	82,958,427	7,203,620	—	204,248,990	294,411,037
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $22,948,356)	$24,301,439
Affiliated issuers (cost $246,938,940)	266,661,473
Options purchased (cost $2,667,487)	2,254,380
Margin deposits on:
Futures contracts	2,393,199
Receivable for:
Investments sold	357,973
Investments sold on a delayed delivery basis	3,522,731
Capital shares sold	52,235
Dividends	91,789
Interest	8,104
Variation margin for futures contracts	143,736
Prepaid expenses	771
Trustees’ deferred compensation plan	15,248
Other assets	396
Total assets	299,803,474
Liabilities
Payable for:
Investments purchased	21,469
Investments purchased on a delayed delivery basis	10,724,679
Capital shares purchased	21,566
Variation margin for futures contracts	29,188
Management services fees	1,779
Distribution and/or service fees	1,976
Service fees	14,494
Compensation of board members	314
Compensation of chief compliance officer	21
Other expenses	42,506
Trustees’ deferred compensation plan	15,248
Total liabilities	10,873,240
Net assets applicable to outstanding capital stock	$288,930,234
Represented by
Trust capital	$288,930,234
Total - representing net assets applicable to outstanding capital stock	$288,930,234
Class 1
Net assets	$2,797
Shares outstanding	221
Net asset value per share(a)	$12.63
Class 2
Net assets	$288,927,437
Shares outstanding	22,924,142
Net asset value per share	$12.60

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$484,627
Dividends — affiliated issuers	3,703,577
Interest	14,391
Total income	4,202,595
Expenses:
Management services fees	472,147
Distribution and/or service fees
Class 2	523,229
Service fees	126,206
Compensation of board members	16,035
Custodian fees	39,775
Printing and postage fees	14,687
Audit fees	29,000
Legal fees	4,470
Compensation of chief compliance officer	78
Other	11,907
Total expenses	1,237,534
Net investment income	2,965,061
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	270,553
Investments — affiliated issuers	(58,600)
Futures contracts	3,606,719
Options purchased	(925,735)
Net realized gain	2,892,937
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,374,974
Investments — affiliated issuers	19,766,071
Futures contracts	1,188,885
Options purchased	(849,733)
Net change in unrealized appreciation (depreciation)	21,480,197
Net realized and unrealized gain	24,373,134
Net increase in net assets resulting from operations	$27,338,195
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$2,965,061	$1,063,636
Net realized gain (loss)	2,892,937	(931,542)
Net change in unrealized appreciation (depreciation)	21,480,197	(3,573,550)
Net increase (decrease) in net assets resulting from operations	27,338,195	(3,441,456)
Increase in net assets from capital stock activity	122,530,566	59,866,788
Total increase in net assets	149,868,761	56,425,332
Net assets at beginning of year	139,061,473	82,636,141
Net assets at end of year	$288,930,234	$139,061,473

	Year Ended		Year Ended
	December 31, 2019 (a)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	221	2,540	—	—
Net increase	221	2,540	—	—
Class 2
Subscriptions	11,038,892	131,914,768	6,135,783	68,960,793
Redemptions	(787,233)	(9,386,742)	(805,631)	(9,094,005)
Net increase	10,251,659	122,528,026	5,330,152	59,866,788
Total net increase	10,251,880	122,530,566	5,330,152	59,866,788

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

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Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$11.47	0.20	0.96	1.16
Class 2
Year Ended 12/31/2019	$10.97	0.17	1.46	1.63
Year Ended 12/31/2018	$11.25	0.11	(0.39)	(0.28)
Year Ended 12/31/2017	$10.07	0.09	1.09	1.18
Year Ended 12/31/2016(e)	$10.00	(0.02)	0.09	0.07

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	The Fund commenced operations on November 2, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$12.63	10.11%	0.32%(d)	0.32%(d)	1.98%(d)	156%	$3
Class 2
Year Ended 12/31/2019	$12.60	14.86%	0.59%	0.59%	1.42%	156%	$288,927
Year Ended 12/31/2018	$10.97	(2.49%)	0.65%	0.65%	0.99%	51%	$139,061
Year Ended 12/31/2017	$11.25	11.72%	0.74%	0.67%	0.80%	49%	$82,636
Year Ended 12/31/2016(e)	$10.07	0.70%	1.08%(d)	0.66%(d)	(0.28%)(d)	10%	$18,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
18	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
20	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,403,143*
Equity risk	Investments, at value — Options Purchased	2,254,380
Total		3,657,523

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	209,398*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	2,588,141	(925,735)	1,662,406
Interest rate risk	1,018,578	—	1,018,578
Total	3,606,719	(925,735)	2,680,984

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	1,726,805	(849,733)	877,072
Interest rate risk	(537,920)	—	(537,920)
Total	1,188,885	(849,733)	339,152
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	49,549,105

Derivative instrument	Average value ($)*
Options contracts — purchased	1,194,988

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
22	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
JPMorgan ($)
Assets
Options purchased puts	2,254,380
Total financial and derivative net assets	2,254,380
Total collateral received (pledged) (a)	-
Net amount (b)	2,254,380

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
24	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2019 was 0.23% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.85%
Class 2	1.10
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $369,435,800 and $279,013,670, respectively, for the year ended December 31, 2019, of which $269,922,859 and $270,341,186, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
26	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - U.S. Flexible Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
32	Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2019	33

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Variable Portfolio – U.S. Flexible Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-2025 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio – U.S. Flexible Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	Life
Class 1*	02/20/19	20.55	11.73
Class 2	11/02/16	20.20	11.63
Blended Benchmark		23.33	12.13
S&P 500 Index		31.49	16.97
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2019)
Allocations to Underlying Funds
Equity Funds	59.5
U.S. Large Cap	59.5
Exchange-Traded Equity Funds	0.1
U.S. Large Cap	0.1
Exchange-Traded Fixed Income Funds	3.0
Investment Grade	3.0
Fixed Income Funds	12.9
High Yield	0.7
Investment Grade	12.2
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	22.6
Options Purchased Puts	1.5
Residential Mortgage-Backed Securities - Agency	0.4
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $673.4 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 20.20%. The Fund underperformed its Blended Benchmark, which returned 23.33% over the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index gained 8.72% over the same period and the S&P 500 Index returned 31.49%. Underlying fund performance within equities accounted for a majority of the Fund’s shortfall relative to the Blended Benchmark. The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, also detracted from relative results. Positioning that resulted from the dynamic algorithm was at times hurt by largely unforeseen, and somewhat abrupt, changes in equity market performance in reaction to short-term events, including China-US trade-tariff negotiations, Brexit-related announcements and Federal Reserve (Fed) policy maneuvers.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful market losses in the fourth quarter of 2018. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
In 2019, all major asset classes generated strong positive returns for the Fund. Riskier assets led the way, as U.S. equities outperformed overseas equities and all fixed-income segments of the market. Overall, the Fund’s underlying funds generated mixed results in 2019. Fixed-income funds generated mostly strong returns that contributed favorably to relative performance. A broad decline in interest rates and tightening credit spreads provided a tailwind for fixed-income funds. Corporate credit was a source of strong performance within fixed income for the year.
The Fund’s U.S. large-cap equity funds struggled against their assigned benchmarks in 2019. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quant-driven strategies. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50%.
Contributors and detractors
The Fund captured a good portion of the market’s strong results from both equities and fixed income but trailed its Blended Benchmark. The Fund’s return was driven by underperformance from underlying large-cap equity funds and positioning that was guided by the dynamic algorithm. These results were partially offset by contributions from capital protection and tactical sleeves within the Fund. Tactical decisions, which were largely tied to our discretion to maneuver equity exposure away from the dynamic algorithm suggested weight, served as a positive contributor, as did underlying fixed-income funds, which outperformed their benchmarks.
Early in the period, we kept equity exposure above the algorithm-suggested weight and this helped boost relative results. In November and December, we further increased the Fund’s equity exposure, positioning it several percentage points above its neutral benchmark weight of 50%.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Derivative securities were primarily used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of equity market declines, detracted slightly from returns as there were no extended bouts of sell-off for risk assets. The Fund’s use of futures contracts contributed positively. Overall, the use of derivatives, on a stand-alone basis, had a positive impact on Fund performance.
In 2019 there were more disruptions in the changes in volatility than was the case in 2018. Since the Fund reacts to changes in equity volatility this increased level of disruptions led to a higher turnover rate in calendar year 2019 when compared to 2018.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,068.50	1,024.00	1.53	1.50	0.29	3.74	3.66	0.71
Class 2	1,000.00	1,000.00	1,066.30	1,022.73	2.84	2.78	0.54	5.05	4.95	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 58.4%
	Shares	Value ($)
U.S. Large Cap 58.4%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	3,365,868	196,936,969
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares(a),(b)	15,213,966	394,041,712
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	7,129,831	197,282,413
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	5,235,634	196,598,041
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	5,522,937	196,450,873
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	7,529,635	197,201,156
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	16,516,787	393,925,365
Total		1,772,436,529
Total Equity Funds (Cost $1,442,422,442)		1,772,436,529

Exchange-Traded Equity Funds 0.2%

U.S. Large Cap 0.2%
SPDR S&P 500 ETF Trust	14,500	4,666,970
Total Exchange-Traded Equity Funds (Cost $3,256,961)		4,666,970

Exchange-Traded Fixed Income Funds 3.0%

Investment Grade 3.0%
iShares Core U.S. Aggregate Bond ETF	481,000	54,049,970
iShares iBoxx $ Investment Grade Corporate Bond ETF	188,000	24,056,481
Vanguard Total Bond Market ETF	144,000	12,075,840
Total		90,182,291
Total Exchange-Traded Fixed Income Funds (Cost $83,468,176)		90,182,291

Fixed Income Funds 12.7%

High Yield 0.7%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	2,942,092	22,477,582
Fixed Income Funds (continued)
	Shares	Value ($)
Investment Grade 12.0%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	7,194,972	76,698,396
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,303,931	22,486,366
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	1,664,245	18,290,049
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,118,795	22,501,608
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,750,460	74,322,559
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	6,514,971	71,729,830
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,009,313	10,375,742
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	5,964,295	66,501,891
Total		362,906,441
Total Fixed Income Funds (Cost $373,536,918)		385,384,023

Residential Mortgage-Backed Securities - Agency 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/14/2050	3.000%	8,500,000	8,620,859
01/14/2050	3.500%	2,000,000	2,057,422
Total Residential Mortgage-Backed Securities - Agency (Cost $10,662,968)			10,678,281

Options Purchased Puts 1.4%
Value ($)
(Cost $52,024,140)	43,744,350

Money Market Funds 22.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(d)	673,462,478	673,395,132
Total Money Market Funds (Cost $673,402,227)		673,395,132
Total Investments in Securities (Cost: $2,638,773,832)		2,980,487,576
Other Assets & Liabilities, Net		52,637,362
Net Assets		3,033,124,938
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
At December 31, 2019, securities and/or cash totaling $39,848,950 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index	21	03/2020	USD	16,963,275	447,489	—
S&P 500 Index E-mini	6,201	03/2020	USD	1,001,802,555	22,630,247	—
U.S. Long Bond	30	03/2020	USD	4,677,188	—	(95,686)
U.S. Treasury 10-Year Note	82	03/2020	USD	10,530,594	—	(89,852)
U.S. Treasury 2-Year Note	45	03/2020	USD	9,697,500	—	(4,304)
U.S. Treasury 5-Year Note	189	03/2020	USD	22,417,172	—	(71,234)
U.S. Ultra Treasury Bond	44	03/2020	USD	7,992,875	—	(240,733)
Total					23,077,736	(501,809)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	605,771,250	1,875	2,500.00	12/17/2021	23,315,753	17,943,750
S&P 500 Index	JPMorgan	USD	460,386,150	1,425	2,600.00	12/17/2021	17,055,935	16,166,625
S&P 500 Index	JPMorgan	USD	389,308,990	1,205	2,400.00	12/17/2021	11,652,452	9,633,975
Total							52,024,140	43,744,350
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	341,988,289	608,263,658	(276,789,469)	673,462,478	—	(5,462)	(2,726)	10,905,133	673,395,132
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	2,287,205	1,078,663	—	3,365,868	—	—	32,399,172	—	196,936,969
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	1,789,814	1,153,657	(1,379)	2,942,092	—	(388)	1,577,673	887,952	22,477,582
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	4,362,365	2,835,328	(2,721)	7,194,972	—	(302)	3,060,651	1,919,971	76,698,396
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	10,801,333	4,412,896	(263)	15,213,966	—	(18)	79,560,852	—	394,041,712
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	1,376,415	928,877	(1,361)	2,303,931	—	(13)	831,647	410,785	22,486,366
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	1,135,170	529,113	(38)	1,664,245	—	(20)	2,105,699	401,672	18,290,049
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	4,898,888	2,233,794	(2,851)	7,129,831	—	(86)	35,725,392	—	197,282,413
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	1,262,633	857,836	(1,674)	2,118,795	—	(134)	619,281	480,932	22,501,608
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	3,987,227	2,765,787	(2,554)	6,750,460	—	(1,019)	1,677,681	3,360,286	74,322,559
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	3,741,592	1,494,042	—	5,235,634	—	—	39,880,556	—	196,598,041
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	3,827,882	1,695,091	(36)	5,522,937	—	(3)	31,632,569	—	196,450,873
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	5,136,458	2,395,295	(2,118)	7,529,635	—	(85)	34,630,083	—	197,201,156
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	3,968,147	2,549,295	(2,471)	6,514,971	—	(69)	3,097,359	1,511,537	71,729,830
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	588,142	421,695	(524)	1,009,313	—	—	189,452	84,456	10,375,742
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	3,634,359	2,331,097	(1,161)	5,964,295	—	(55)	2,851,961	1,253,489	66,501,891
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	11,295,566	5,222,711	(1,490)	16,516,787	—	(89)	68,321,093	—	393,925,365
Total					—	(7,743)	338,158,395	21,216,213	2,831,215,684

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	1,772,436,529	1,772,436,529
Exchange-Traded Equity Funds	4,666,970	—	—	—	4,666,970
Exchange-Traded Fixed Income Funds	90,182,291	—	—	—	90,182,291
Fixed Income Funds	—	—	—	385,384,023	385,384,023
Residential Mortgage-Backed Securities - Agency	—	10,678,281	—	—	10,678,281
Options Purchased Puts	43,744,350	—	—	—	43,744,350
Money Market Funds	673,395,132	—	—	—	673,395,132
Total Investments in Securities	811,988,743	10,678,281	—	2,157,820,552	2,980,487,576
Investments in Derivatives
Asset
Futures Contracts	23,077,736	—	—	—	23,077,736
Liability
Futures Contracts	(501,809)	—	—	—	(501,809)
Total	834,564,670	10,678,281	—	2,157,820,552	3,003,063,503
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $97,388,105)	$105,527,542
Affiliated issuers (cost $2,489,361,587)	2,831,215,684
Options purchased (cost $52,024,140)	43,744,350
Margin deposits on:
Futures contracts	39,848,950
Receivable for:
Investments sold	20,770,893
Investments sold on a delayed delivery basis	48,980,570
Capital shares sold	45,615
Dividends	972,430
Interest	11,736
Variation margin for futures contracts	2,429,919
Prepaid expenses	8,947
Trustees’ deferred compensation plan	36,561
Other assets	396
Total assets	3,093,593,593
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	59,617,362
Capital shares purchased	496,066
Variation margin for futures contracts	74,586
Management services fees	17,892
Distribution and/or service fees	20,722
Service fees	151,023
Compensation of board members	408
Compensation of chief compliance officer	237
Other expenses	53,798
Trustees’ deferred compensation plan	36,561
Total liabilities	60,468,655
Net assets applicable to outstanding capital stock	$3,033,124,938
Represented by
Trust capital	$3,033,124,938
Total - representing net assets applicable to outstanding capital stock	$3,033,124,938
Class 1
Net assets	$131,631
Shares outstanding	9,278
Net asset value per share	$14.19
Class 2
Net assets	$3,032,993,307
Shares outstanding	214,163,993
Net asset value per share	$14.16
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$4,905,019
Dividends — affiliated issuers	21,216,213
Interest	275,114
Total income	26,396,346
Expenses:
Management services fees	5,222,192
Distribution and/or service fees
Class 2	5,935,733
Service fees	1,428,850
Compensation of board members	45,389
Custodian fees	44,062
Printing and postage fees	39,825
Audit fees	29,000
Legal fees	51,094
Compensation of chief compliance officer	916
Other	54,699
Total expenses	12,851,760
Net investment income	13,544,586
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,079,103
Investments — affiliated issuers	(7,743)
Futures contracts	55,468,459
Options purchased	(18,753,191)
Net realized gain	48,786,628
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,451,084
Investments — affiliated issuers	338,158,395
Futures contracts	30,322,857
Options purchased	(18,655,710)
Net change in unrealized appreciation (depreciation)	356,276,626
Net realized and unrealized gain	405,063,254
Net increase in net assets resulting from operations	$418,607,840
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$13,544,586	$4,969,167
Net realized gain (loss)	48,786,628	(16,317,518)
Net change in unrealized appreciation (depreciation)	356,276,626	(76,841,372)
Net increase (decrease) in net assets resulting from operations	418,607,840	(88,189,723)
Increase in net assets from capital stock activity	908,990,327	795,420,956
Total increase in net assets	1,327,598,167	707,231,233
Net assets at beginning of year	1,705,526,771	998,295,538
Net assets at end of year	$3,033,124,938	$1,705,526,771

	Year Ended		Year Ended
	December 31, 2019 (a)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	9,696	133,660	—	—
Redemptions	(418)	(5,629)	—	—
Net increase	9,278	128,031	—	—
Class 2
Subscriptions	69,615,922	912,520,970	63,716,875	799,021,512
Redemptions	(275,141)	(3,658,674)	(287,934)	(3,600,556)
Net increase	69,340,781	908,862,296	63,428,941	795,420,956
Total net increase	69,350,059	908,990,327	63,428,941	795,420,956

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

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Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$12.62	0.06	1.51	1.57
Class 2
Year Ended 12/31/2019	$11.78	0.08	2.30	2.38
Year Ended 12/31/2018	$12.26	0.05	(0.53)	(0.48)
Year Ended 12/31/2017	$10.35	0.02	1.89	1.91
Year Ended 12/31/2016(e)	$10.00	(0.01)	0.36	0.35

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	The Fund commenced operations on November 2, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$14.19	12.44%	0.30%(d)	0.30%(d)	0.52%(d)	132%	$132
Class 2
Year Ended 12/31/2019	$14.16	20.20%	0.54%	0.54%	0.57%	132%	$3,032,993
Year Ended 12/31/2018	$11.78	(3.92%)	0.55%	0.55%	0.38%	44%	$1,705,527
Year Ended 12/31/2017	$12.26	18.45%	0.55%	0.55%	0.17%	9%	$998,296
Year Ended 12/31/2016(e)	$10.35	3.50%	0.63%(d)	0.63%(d)	(0.26%)(d)	12%	$166,632
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Variable Portfolio – U.S. Flexible Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
18	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
20	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	23,077,736*
Equity risk	Investments, at value — Options Purchased	43,744,350
Total		66,822,086

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	501,809*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	45,042,360	(18,753,191)	26,289,169
Interest rate risk	10,426,099	—	10,426,099
Total	55,468,459	(18,753,191)	36,715,268

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	34,391,320	(18,655,710)	15,735,610
Interest rate risk	(4,068,463)	—	(4,068,463)
Total	30,322,857	(18,655,710)	11,667,147
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	664,089,830

Derivative instrument	Average value ($)*
Options contracts — purchased	24,169,044

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
22	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
JPMorgan ($)
Assets
Options purchased puts	43,744,350
Total financial and derivative net assets	43,744,350
Total collateral received (pledged) (a)	-
Net amount (b)	43,744,350

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
24	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2019 was 0.22% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.85%
Class 2	1.10
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,099,982,390 and $2,628,243,122, respectively, for the year ended December 31, 2019, of which $2,407,695,996 and $2,507,054,534, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
26	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - U.S. Flexible Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedure. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
32	Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2019	33

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Variable Portfolio – U.S. Flexible Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-2015 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio – U.S. Flexible Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Moderate Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	Life
Class 1*	02/20/19	17.84	9.72
Class 2	11/02/16	17.57	9.65
Blended Benchmark		19.89	10.04
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05
S&P 500 Index		31.49	16.97
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% S&P 500 Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2019)
Allocations to Underlying Funds
Equity Funds	45.3
U.S. Large Cap	45.3
Exchange-Traded Equity Funds	0.2
U.S. Large Cap	0.2
Exchange-Traded Fixed Income Funds	5.6
Investment Grade	5.6
Fixed Income Funds	26.1
High Yield	1.5
Investment Grade	24.6
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	20.8
Options Purchased Puts	1.1
Residential Mortgage-Backed Securities - Agency	0.9
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $379.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 17.57%. The Fund underperformed its Blended Benchmark, which returned 19.89% for the same time period. The Bloomberg Barclays U.S. Aggregate Bond Index gained 8.72% over the same period and the S&P 500 Index returned 31.49%. Underlying fund performance within equities accounted for a majority of the Fund’s shortfall relative to the Blended Benchmark. The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, also detracted from relative results. Positioning that resulted from the dynamic algorithm was at times hurt by largely unforeseen, and somewhat abrupt, changes in equity market performance in reaction to short-term events, including China-U.S. trade-tariff negotiations, Brexit-related announcements and Federal Reserve (Fed) policy maneuvers.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful market losses in the fourth quarter of 2018. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
In 2019, all major asset classes generated strong positive returns for the Fund. Riskier assets led the way, as U.S. equities outperformed overseas equities and all fixed-income segments of the market. Overall, the Fund’s underlying funds generated mixed results in 2019. Fixed-income funds generated mostly strong returns that contributed favorably to relative performance. A broad decline in interest rates and tightening credit spreads provided a tailwind for fixed-income funds. Corporate credit was a source of strong performance within fixed income for the year.
The Fund’s U.S. large-cap equity funds struggled against their assigned benchmarks in 2019. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quant-driven strategies. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50%.
Contributors and detractors
The Fund captured a good portion of the market’s strong results from both equities and fixed income but trailed its Blended Benchmark. The Fund’s return was driven by underperformance from underlying large-cap equity funds and positioning that was guided by the dynamic algorithm. These results were partially offset by contributions from capital protection and tactical sleeves within the Fund. Tactical decisions, which were largely tied to our discretion to maneuver equity exposure away from the dynamic algorithm suggested weight, served as a positive contributor, as did underlying fixed-income funds, which outperformed their benchmarks.
Early in the period, we kept equity exposure above the algorithm-suggested weight and this helped boost relative results. In November and December, we further increased the Fund’s equity exposure, positioning it several percentage points above its neutral benchmark weight of 50%.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Derivative securities were primarily used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of equity market declines, detracted slightly from returns as there were no extended bouts of sell-off for risk assets. The Fund’s use of futures contracts contributed positively. Overall, the use of derivatives, on a stand-alone basis, had a positive impact on Fund performance.
In 2019 there were more disruptions in the changes in volatility than was the case in 2018. Since the Fund reacts to changes in equity volatility this increased level of disruptions led to a higher turnover rate in calendar year 2019 when compared to 2018.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,058.40	1,023.95	1.57	1.55	0.30	3.67	3.61	0.70
Class 2	1,000.00	1,000.00	1,056.90	1,022.68	2.88	2.83	0.55	4.98	4.90	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 45.0%
	Shares	Value ($)
U.S. Large Cap 45.0%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,561,908	91,387,243
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares(a),(b)	7,091,732	183,675,859
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	3,336,192	92,312,417
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares(a),(b)	2,448,140	91,927,672
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	2,564,421	91,216,448
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	3,495,059	91,535,607
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	7,679,331	183,152,051
Total		825,207,297
Total Equity Funds (Cost $658,873,230)		825,207,297

Exchange-Traded Equity Funds 0.1%

U.S. Large Cap 0.1%
SPDR S&P 500 ETF Trust	7,600	2,446,136
Total Exchange-Traded Equity Funds (Cost $1,711,730)		2,446,136

Exchange-Traded Fixed Income Funds 5.6%

Investment Grade 5.6%
iShares Core U.S. Aggregate Bond ETF	456,400	51,285,669
iShares iBoxx $ Investment Grade Corporate Bond ETF	263,963	33,776,705
Vanguard Total Bond Market ETF	207,310	17,385,017
Total		102,447,391
Total Exchange-Traded Fixed Income Funds (Cost $95,418,876)		102,447,391

Fixed Income Funds 26.0%

High Yield 1.5%
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares(a)	3,627,070	27,710,814
Fixed Income Funds (continued)
	Shares	Value ($)
Investment Grade 24.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	8,870,136	94,555,648
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,850,633	27,822,176
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	2,061,068	22,651,137
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,619,143	27,815,300
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	8,325,770	91,666,736
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	8,040,228	88,522,911
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	1,232,523	12,670,335
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	7,356,101	82,020,524
Total		447,724,767
Total Fixed Income Funds (Cost $460,971,972)		475,435,581

Residential Mortgage-Backed Securities - Agency 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/14/2050	3.000%	14,000,000	14,199,062
01/14/2050	3.500%	1,000,000	1,028,711
Total Residential Mortgage-Backed Securities - Agency (Cost $15,207,930)			15,227,773

Options Purchased Puts 1.1%
Value ($)
(Cost $24,492,883)	20,465,925

Money Market Funds 20.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(d)	379,099,721	379,061,811
Total Money Market Funds (Cost $379,065,199)		379,061,811
Total Investments in Securities (Cost: $1,635,741,820)		1,820,291,914
Other Assets & Liabilities, Net		12,794,165
Net Assets		1,833,086,079
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
At December 31, 2019, securities and/or cash totaling $19,505,976 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index	10	03/2020	USD	8,077,750	213,090	—
S&P 500 Index E-mini	3,020	03/2020	USD	487,896,100	11,319,281	—
U.S. Long Bond	87	03/2020	USD	13,563,844	—	(277,491)
U.S. Treasury 10-Year Note	97	03/2020	USD	12,456,922	—	(106,288)
U.S. Treasury 2-Year Note	73	03/2020	USD	15,731,500	—	(6,982)
U.S. Treasury 5-Year Note	131	03/2020	USD	15,537,828	—	(49,374)
U.S. Ultra Treasury Bond	53	03/2020	USD	9,627,781	—	(289,974)
Total					11,532,371	(730,109)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	306,924,100	950	2,500.00	12/17/2021	11,813,339	9,091,500
S&P 500 Index	JPMorgan	USD	198,692,970	615	2,600.00	12/17/2021	7,360,993	6,977,175
S&P 500 Index	JPMorgan	USD	177,692,900	550	2,400.00	12/17/2021	5,318,551	4,397,250
Total							24,492,883	20,465,925
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	217,862,489	311,376,865	(150,139,633)	379,099,721	—	(6,797)	2,835	6,547,168	379,061,811
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	1,177,069	386,168	(1,329)	1,561,908	—	300	15,944,766	—	91,387,243
Columbia Variable Portfolio – Income Opportunities Fund, Class 1 Shares
	2,424,671	1,202,814	(415)	3,627,070	—	(257)	2,078,400	1,160,748	27,710,814
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	5,893,841	2,980,944	(4,649)	8,870,136	—	(1,058)	4,030,568	2,515,048	94,555,648
Columbia Variable Portfolio - Large Cap Index Fund, Class 1 Shares
	5,564,074	1,539,874	(12,216)	7,091,732	—	7,915	39,150,672	—	183,675,859
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	1,862,786	988,647	(800)	2,850,633	—	(128)	1,093,082	539,612	27,822,176
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	1,542,080	529,022	(10,034)	2,061,068	—	2,686	2,770,449	530,599	22,651,137
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	2,519,935	829,667	(13,410)	3,336,192	—	8,490	17,534,482	—	92,312,417
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	1,709,888	910,399	(1,144)	2,619,143	—	(244)	812,322	631,455	27,815,300
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	5,385,180	2,944,597	(4,007)	8,325,770	—	(2,015)	2,217,103	4,403,910	91,666,736
CTIVP® – Loomis Sayles Growth Fund, Class 1 Shares
	1,924,261	537,289	(13,410)	2,448,140	—	17,424	19,676,798	—	91,927,672
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	1,973,425	608,143	(17,147)	2,564,421	—	(8,896)	15,914,521	—	91,216,448
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	2,639,987	861,229	(6,157)	3,495,059	—	2,335	17,010,906	—	91,535,607
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	5,364,393	2,680,067	(4,232)	8,040,228	—	(631)	4,066,782	1,981,534	88,522,911
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	786,191	446,583	(251)	1,232,523	—	(20)	245,234	109,522	12,670,335
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	4,908,810	2,450,976	(3,685)	7,356,101	—	(401)	3,740,323	1,642,274	82,020,524
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	5,816,558	1,869,927	(7,154)	7,679,331	—	2,909	33,681,027	—	183,152,051
Total					—	21,612	179,970,270	20,061,870	1,679,704,689

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	825,207,297	825,207,297
Exchange-Traded Equity Funds	2,446,136	—	—	—	2,446,136
Exchange-Traded Fixed Income Funds	102,447,391	—	—	—	102,447,391
Fixed Income Funds	—	—	—	475,435,581	475,435,581
Residential Mortgage-Backed Securities - Agency	—	15,227,773	—	—	15,227,773
Options Purchased Puts	20,465,925	—	—	—	20,465,925
Money Market Funds	379,061,811	—	—	—	379,061,811
Total Investments in Securities	504,421,263	15,227,773	—	1,300,642,878	1,820,291,914
Investments in Derivatives
Asset
Futures Contracts	11,532,371	—	—	—	11,532,371
Liability
Futures Contracts	(730,109)	—	—	—	(730,109)
Total	515,223,525	15,227,773	—	1,300,642,878	1,831,094,176
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $112,338,536)	$120,121,300
Affiliated issuers (cost $1,498,910,401)	1,679,704,689
Options purchased (cost $24,492,883)	20,465,925
Margin deposits on:
Futures contracts	19,505,976
Receivable for:
Investments sold	8,250,089
Investments sold on a delayed delivery basis	24,882,170
Dividends	549,415
Interest	16,431
Variation margin for futures contracts	1,185,372
Prepaid expenses	5,714
Trustees’ deferred compensation plan	28,726
Other assets	396
Total assets	1,874,716,203
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	40,100,458
Capital shares purchased	1,229,304
Variation margin for futures contracts	104,867
Management services fees	11,153
Distribution and/or service fees	12,534
Service fees	91,908
Compensation of chief compliance officer	149
Other expenses	51,025
Trustees’ deferred compensation plan	28,726
Total liabilities	41,630,124
Net assets applicable to outstanding capital stock	$1,833,086,079
Represented by
Trust capital	$1,833,086,079
Total - representing net assets applicable to outstanding capital stock	$1,833,086,079
Class 1
Net assets	$299,266
Shares outstanding	22,324
Net asset value per share	$13.41
Class 2
Net assets	$1,832,786,813
Shares outstanding	136,949,132
Net asset value per share	$13.38
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$3,792,067
Dividends — affiliated issuers	20,061,870
Interest	143,031
Total income	23,996,968
Expenses:
Management services fees	3,379,528
Distribution and/or service fees
Class 2	3,758,158
Service fees	904,385
Compensation of board members	33,549
Custodian fees	42,862
Printing and postage fees	31,828
Audit fees	29,000
Legal fees	32,468
Compensation of chief compliance officer	581
Other	38,184
Total expenses	8,250,543
Net investment income	15,746,425
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,838,607
Investments — affiliated issuers	21,612
Futures contracts	30,554,748
Options purchased	(9,272,739)
Net realized gain	26,142,228
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,668,618
Investments — affiliated issuers	179,970,270
Futures contracts	14,121,813
Options purchased	(9,375,748)
Net change in unrealized appreciation (depreciation)	192,384,953
Net realized and unrealized gain	218,527,181
Net increase in net assets resulting from operations	$234,273,606
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$15,746,425	$6,833,840
Net realized gain (loss)	26,142,228	(7,449,691)
Net change in unrealized appreciation (depreciation)	192,384,953	(41,358,267)
Net increase (decrease) in net assets resulting from operations	234,273,606	(41,974,118)
Increase in net assets from capital stock activity	456,784,780	468,188,202
Total increase in net assets	691,058,386	426,214,084
Net assets at beginning of year	1,142,027,693	715,813,609
Net assets at end of year	$1,833,086,079	$1,142,027,693

	Year Ended		Year Ended
	December 31, 2019 (a)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	22,369	288,470	—	—
Redemptions	(45)	(643)	—	—
Net increase	22,324	287,827	—	—
Class 2
Subscriptions	37,126,401	462,990,250	39,678,622	471,040,166
Redemptions	(505,591)	(6,493,297)	(240,863)	(2,851,964)
Net increase	36,620,810	456,496,953	39,437,759	468,188,202
Total net increase	36,643,134	456,784,780	39,437,759	468,188,202

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

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Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$12.05	0.20	1.16	1.36
Class 2
Year Ended 12/31/2019	$11.38	0.13	1.87	2.00
Year Ended 12/31/2018	$11.76	0.09	(0.47)	(0.38)
Year Ended 12/31/2017	$10.21	0.06	1.49	1.55
Year Ended 12/31/2016(e)	$10.00	(0.01)	0.22	0.21

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	The Fund commenced operations on November 2, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$13.41	11.29%	0.30%(d)	0.30%(d)	1.84%(d)	125%	$299
Class 2
Year Ended 12/31/2019	$13.38	17.57%	0.55%	0.55%	1.05%	125%	$1,832,787
Year Ended 12/31/2018	$11.38	(3.23%)	0.56%	0.56%	0.74%	42%	$1,142,028
Year Ended 12/31/2017	$11.76	15.18%	0.56%	0.56%	0.56%	9%	$715,814
Year Ended 12/31/2016(e)	$10.21	2.10%	0.75%(d)	0.64%(d)	(0.16%)(d)	16%	$89,784
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
18	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
20	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	11,532,371*
Equity risk	Investments, at value — Options Purchased	20,465,925
Total		31,998,296

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	730,109*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	23,561,369	(9,272,739)	14,288,630
Interest rate risk	6,993,379	—	6,993,379
Total	30,554,748	(9,272,739)	21,282,009

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	17,092,069	(9,375,748)	7,716,321
Interest rate risk	(2,970,256)	—	(2,970,256)
Total	14,121,813	(9,375,748)	4,746,065
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	366,803,339

Derivative instrument	Average value ($)*
Options contracts — purchased	11,622,369

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
22	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
JPMorgan ($)
Assets
Options purchased puts	20,465,925
Total financial and derivative net assets	20,465,925
Total collateral received (pledged) (a)	-
Net amount (b)	20,465,925

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
24	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2019 was 0.22% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2019
Class 1	0.85%
Class 2	1.10
The Fund had a voluntary expense reimbursement arrangement from May 1, 2019 to June 30, 2019. The voluntary expense reimbursement arrangement changed to a contractual arrangement effective July 1, 2019 through April 30, 2020. The annual limitation rates were the same under all arrangements.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,847,421,459 and $1,587,762,196, respectively, for the year ended December 31, 2019, of which $1,482,011,457 and $1,531,175,425, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
26	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio - U.S. Flexible Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	29

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
32	Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2019	33

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Variable Portfolio – U.S. Flexible Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
S-2020 AT (02/20)

Annual Report
December 31, 2019
CTIVP® – AQR Managed Futures Strategy Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which CTIVP® – AQR Managed Futures Strategy Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
CTIVP® – AQR Managed Futures Strategy Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks positive absolute returns.
Portfolio management
AQR Capital Management, LLC
Clifford Asness, Ph.D., M.B.A.
John Liew, Ph.D., M.B.A.
Yao Hua Ooi
Ari Levine, M.S.
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	0.70	-3.35	0.72
Class 2	04/30/12	0.42	-3.58	0.48
FTSE Three-Month U.S. Treasury Bill Index		2.25	1.05	0.70
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	3

Fund at a Glance  (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of CTIVP® – AQR Managed Futures Strategy Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	45.1	(232.0)	(186.9)
Commodities Derivative Contracts	71.5	(11.3)	60.2
Equity Derivative Contracts	141.3	(0.0)(b)	141.3
Foreign Currency Derivative Contracts	294.3	(208.9)	85.4
Total Notional Market Value of Derivative Contracts	552.2	(452.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.
(b) Rounds to zero.
Portfolio Holdings (%) (at December 31, 2019)
Money Market Funds	64.1
Treasury Bills	28.1
Other Assets	7.8
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in Money Market Funds (including an affiliated fund) and U.S. Treasury Bills, which have been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Manager Discussion of Fund Performance
The Board of Trustees of the Fund has approved a Plan of Liquidation (the Plan) pursuant to which the Fund will be liquidated. Completion of a transaction (a Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund that are held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Insurance Companies) or by other insurance companies on behalf of variable annuity and variable life insurance contract owners (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. More information about the Transaction will be included in proxy materials soliciting shareholder approval of the Transaction.
At December 31, 2019, approximately 90.9% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 0.42%. The Fund underperformed its benchmark, the FTSE Three-Month U.S. Treasury Bill Index, which returned 2.25% over the same period. While the Fund benefited from its equity and U.S. fixed-income positions, its commodities and currencies positions detracted from relative performance.
Fund strategy
The Fund pursues an active managed futures strategy that invests in a diverse portfolio of futures and forwards across global equity, fixed income, currency and commodity markets. The Fund uses both short-term and long-term trend following signals to attempt to profit from different types of trends that occur in these markets. Trend following can be described as going long in markets that have been rising in price, and going short in markets that have been falling in price. In addition to trend-following signals, we incorporate signals that seek to identify overextended trends, and reduce risk when the chance of a reversal is seen as higher than normal, since market reversals generally cause losses for trend-following strategies.
Market themes
While 2019 experienced positive trends in interest rates and equities, commodity and currency trends saw reversals. In fixed income, global yields fell meaningfully as central banks pivoted toward more dovish policies, with the Federal Reserve’s pivot being particularly pronounced as it responded to concerns related to slowing global growth, low inflation, trade uncertainty and geopolitical factors. Equities also performed well, despite multiple reversals over the year. Global equities broadly rallied overall on more dovish central bank posturing and improving risk sentiment from the reduced risk of a hard Brexit (departure of the U.K. from the European Union without an agreement) and a Phase-1 trade agreement between the U.S. and China. On the other hand, after falling meaningfully in late-2018, crude oil and related commodities reversed and rallied as risk sentiment improved, OPEC+ controlled production, waivers for Iranian oil expired and sanctions on Venezuela reduced global supplies. Currencies also underperformed as changes in risk sentiment, surprise central bank policies, trade uncertainty and reversals in crude oil and related commodities resulted in reversals in several currencies over the year.
Significant performance factors
The Fund’s underperformance relative to the benchmark over the year was most likely a result of our trend-focused approach and portfolio construction process. Additionally, our portfolio construction approach will incorporate risk management limits to avoid excessive risk concentration while allowing for tactical shifts into asset classes based on the attractiveness of trends.
Trend following in commodities detracted from performance during the period, driven primarily by reversals in energies, and to a lesser extent, agricultural commodities. Crude oil and related commodities reversed their fourth-quarter 2018 selloff and rallied early in the year, causing losses. As positioning turned long, crude oil reversed and sold off in May, causing additional losses. While selloffs in August helped offset some earlier period losses, our positioning suffered again in mid-September on rising energy prices, which were in part due to the attack on Saudi oil production facilities.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Trend following in currencies also detracted from performance. Changes in risk sentiment, trade uncertainty and reversals in crude oil and related commodities contributed to reversals in several currencies over the period. Trade-sensitive currencies such as the New Zealand dollar detracted as they reversed on changing outlooks for U.S.-China trade negotiations and interest rates. Additionally, fluctuating energy prices contributed to reversals and losses in the Canadian dollar. In contrast, sustained longer term bearish trends in the euro and South Korean won contributed to performance as weakness in economic data from those regions, trade tensions and slowing global growth concerns weighed on the currencies. Overall, these dynamics drove losses for short-term signals, while long-term signals were more neutral as losses from reversals were offset by sustained bearish trends in the euro and won.
Trend following in U.S. fixed income was a contributor to performance during the period as global fixed-income markets rallied strongly in 2019. The global bond rally also favored long exposures in Australian fixed income across bond tenors. Short positioning in the euro also contributed to performance as the currency sustained a bearish trend. In contrast, the New Zealand dollar detracted from performance as the currency changed direction several times in response to volatile expectations for global growth and trade, causing positioning to fluctuate and whipsawing trend signals. The Canadian dollar and South African rand also detracted from performance as they too responded to fluctuating expectations for trade as well as volatile commodity prices over the period.
Trend following in equities had a modest positive impact on performance as stocks rallied overall but staged multiple reversals. Early in the year, equities reversed bearish trends from late 2018 and rallied on more dovish central bank posturing. While a rally through April led to gains, those trends reversed in May and again in August on heightened trade tensions between the U.S. and China. Equities resumed bullish trends late in the period on trade concessions and improving sentiment. Overall, short-term signals were beneficial as their views turned in line with intermittent short-term trends while long-term signals suffered due to notable reversals over the year.
Changes in portfolio positioning
Positioning is, in part, a function of market returns, since a trend-following strategy is reactive to past returns. Changes in asset allocation are, in part, a function of the attractiveness of trends. In the long-term, we aim to manage a balanced asset allocation. Within equities, the Fund ended the period net long across geographies, driven by agreement between short-term and long-term signals. Within fixed income, positioning at year-end was close to neutral with modest short exposure to European fixed income. Within currencies, the Fund ended the period net short the U.S. dollar, euro and Japanese yen and net long emerging and other developed currencies. Within commodities, the Fund ended the period net long across sectors, particularly energies and precious metals.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	982.30	1,019.57	5.86	5.97	1.16
Class 2	1,000.00	1,000.00	980.80	1,018.29	7.12	7.25	1.41
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	7

Consolidated Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Treasury Bills 28.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 28.1%
U.S. Treasury Bills
01/02/2020	1.470%	2,048,000	2,047,835
01/09/2020	1.460%	10,186,000	10,182,334
01/16/2020	1.480%	7,601,000	7,596,067
01/23/2020	1.510%	19,538,000	19,519,436
01/30/2020	1.540%	14,334,000	14,315,855
02/06/2020	1.450%	849,000	847,751
02/13/2020	1.500%	5,558,000	5,547,954
02/20/2020	1.510%	3,718,000	3,710,169
03/05/2020	1.460%	2,233,000	2,227,195
05/21/2020	1.520%	181,000	179,937
05/28/2020	1.540%	2,429,000	2,413,809
06/04/2020	1.540%	1,071,000	1,064,018
06/11/2020	1.530%	553,000	549,236
06/18/2020	1.550%	1,413,000	1,402,898
06/25/2020	1.540%	317,000	314,643
07/02/2020	1.560%	380,000	377,032
Total			72,296,169
Total Treasury Bills (Cost $72,275,795)			72,296,169
Money Market Funds 64.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(b)	95,024,338	95,014,835
JPMorgan Prime Money Market Fund, Capital Shares, 1.725%(a)	35,000,000	35,007,000
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Shares, 1.449%(a)	35,000,000	35,000,000
Total Money Market Funds (Cost $165,015,975)		165,021,835
Total Investments in Securities (Cost: $237,291,770)		237,318,004
Other Assets & Liabilities, Net		20,214,438
Net Assets		257,532,442
At December 31, 2019, securities and/or cash totaling $20,914,057 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
15,685,000 AUD	10,756,394 USD	Citi	03/18/2020	—	(271,102)
15,642,502 BRL	3,685,176 USD	Citi	03/18/2020	—	(191,363)
625,500 CAD	476,564 USD	Citi	03/18/2020	—	(5,255)
4,275,000 CHF	4,360,025 USD	Citi	03/18/2020	—	(80,916)
2,007,500 CLP	2,681 USD	Citi	03/18/2020	9	—
940,440,972 CLP	1,195,908 USD	Citi	03/18/2020	—	(55,844)
1,297,320,944 COP	372,413 USD	Citi	03/18/2020	—	(20,831)
3,678,508 EUR	4,097,496 USD	Citi	03/18/2020	—	(48,203)
2,049,744,008 HUF	6,826,084 USD	Citi	03/18/2020	—	(147,006)
18,492,857,500 IDR	1,300,140 USD	Citi	03/18/2020	—	(28,460)
3,326,000 ILS	960,517 USD	Citi	03/18/2020	—	(6,555)
8,400,000 INR	117,400 USD	Citi	03/18/2020	375	—
22,757,000 INR	316,499 USD	Citi	03/18/2020	—	(541)
517,566,712 JPY	4,791,994 USD	Citi	03/18/2020	8,153	—
694,489,712 JPY	6,394,689 USD	Citi	03/18/2020	—	(24,442)
18,352,294,972 KRW	15,452,560 USD	Citi	03/18/2020	—	(456,476)
8,429,000 MXN	441,624 USD	Citi	03/18/2020	783	—
90,102,500 MXN	4,620,631 USD	Citi	03/18/2020	—	(91,781)
67,346,496 NOK	7,358,415 USD	Citi	03/18/2020	—	(314,371)
471,000 NZD	302,633 USD	Citi	03/18/2020	—	(14,790)
8,043,000 PHP	158,340 USD	Citi	03/18/2020	78	—
5,686,500 PHP	111,604 USD	Citi	03/18/2020	—	(288)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
10,716,000 PLN	2,777,631 USD	Citi	03/18/2020	—	(47,432)
9,815,504 SEK	1,027,814 USD	Citi	03/18/2020	—	(23,946)
1,447,500 SGD	1,063,555 USD	Citi	03/18/2020	—	(13,478)
46,469,500 TWD	1,534,709 USD	Citi	03/18/2020	—	(27,805)
10,896,850 USD	15,685,000 AUD	Citi	03/18/2020	130,645	—
3,353,111 USD	13,730,000 BRL	Citi	03/18/2020	49,470	—
788,077 USD	1,032,500 CAD	Citi	03/18/2020	7,252	—
18,735,392 USD	18,368,004 CHF	Citi	03/18/2020	345,597	—
602,094 USD	471,057,500 CLP	Citi	03/18/2020	24,897	—
51,658 USD	38,687,500 CLP	Citi	03/18/2020	—	(163)
401,388 USD	1,353,813,000 COP	Citi	03/18/2020	8,980	—
5,891 USD	19,387,000 COP	Citi	03/18/2020	—	(15)
1,876,179 USD	1,681,008 EUR	Citi	03/18/2020	18,327	—
5,727,786 USD	1,693,052,000 HUF	Citi	03/18/2020	31,862	—
330,683 USD	96,863,000 HUF	Citi	03/18/2020	—	(1,161)
3,824,696 USD	54,488,533,064 IDR	Citi	03/18/2020	89,978	—
2,218,106 USD	7,658,184 ILS	Citi	03/18/2020	8,598	—
152,820 USD	524,812 ILS	Citi	03/18/2020	—	(225)
724,894 USD	52,493,690 INR	Citi	03/18/2020	6,422	—
346,131 USD	24,759,246 INR	Citi	03/18/2020	—	(1,197)
4,047,332 USD	436,949,500 JPY	Citi	03/18/2020	—	(8,632)
14,125,070 USD	16,393,389,500 KRW	Citi	03/18/2020	85,852	—
6,472,114 USD	127,348,008 MXN	Citi	03/18/2020	188,259	—
7,175,669 USD	64,056,500 NOK	Citi	03/18/2020	122,288	—
15,439,054 USD	23,449,000 NZD	Citi	03/18/2020	364,050	—
196,230 USD	291,000 NZD	Citi	03/18/2020	—	(115)
1,659,556 USD	84,734,007 PHP	Citi	03/18/2020	7,747	—
11,733,943 USD	45,221,992 PLN	Citi	03/18/2020	187,946	—
5,652,016 USD	53,354,004 SEK	Citi	03/18/2020	65,019	—
599,877 USD	5,585,000 SEK	Citi	03/18/2020	—	(1,428)
3,238,322 USD	4,396,504 SGD	Citi	03/18/2020	32,960	—
2,580,007 USD	77,882,508 TWD	Citi	03/18/2020	38,753	—
2,173,084 USD	31,729,496 ZAR	Citi	03/18/2020	69,970	—
14,893,996 ZAR	997,682 USD	Citi	03/18/2020	—	(55,220)
15,685,000 AUD	10,756,381 USD	JPMorgan	03/18/2020	—	(271,115)
15,642,498 BRL	3,685,171 USD	JPMorgan	03/18/2020	—	(191,367)
625,500 CAD	476,563 USD	JPMorgan	03/18/2020	—	(5,256)
4,275,000 CHF	4,360,020 USD	JPMorgan	03/18/2020	—	(80,921)
2,007,500 CLP	2,681 USD	JPMorgan	03/18/2020	9	—
940,440,980 CLP	1,195,906 USD	JPMorgan	03/18/2020	—	(55,846)
1,297,320,944 COP	372,412 USD	JPMorgan	03/18/2020	—	(20,832)
3,678,492 EUR	4,097,473 USD	JPMorgan	03/18/2020	—	(48,208)
2,049,744,000 HUF	6,826,075 USD	JPMorgan	03/18/2020	—	(147,014)
18,492,857,500 IDR	1,300,139 USD	JPMorgan	03/18/2020	—	(28,462)
3,326,000 ILS	960,516 USD	JPMorgan	03/18/2020	—	(6,556)
8,400,000 INR	117,400 USD	JPMorgan	03/18/2020	375	—
22,757,000 INR	316,498 USD	JPMorgan	03/18/2020	—	(541)
517,566,716 JPY	4,791,988 USD	JPMorgan	03/18/2020	8,147	—
694,489,716 JPY	6,394,681 USD	JPMorgan	03/18/2020	—	(24,450)
18,352,294,988 KRW	15,452,538 USD	JPMorgan	03/18/2020	—	(456,498)
8,429,000 MXN	441,624 USD	JPMorgan	03/18/2020	782	—
90,102,500 MXN	4,620,625 USD	JPMorgan	03/18/2020	—	(91,787)
67,346,504 NOK	7,358,406 USD	JPMorgan	03/18/2020	—	(314,380)
471,000 NZD	302,633 USD	JPMorgan	03/18/2020	—	(14,790)
8,043,000 PHP	158,339 USD	JPMorgan	03/18/2020	78	—
5,686,500 PHP	111,604 USD	JPMorgan	03/18/2020	—	(288)
10,716,000 PLN	2,777,628 USD	JPMorgan	03/18/2020	—	(47,435)
9,815,496 SEK	1,027,811 USD	JPMorgan	03/18/2020	—	(23,947)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	9

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,447,500 SGD	1,063,554 USD	JPMorgan	03/18/2020	—	(13,479)
46,469,500 TWD	1,534,707 USD	JPMorgan	03/18/2020	—	(27,807)
10,896,864 USD	15,685,000 AUD	JPMorgan	03/18/2020	130,631	—
3,353,115 USD	13,730,000 BRL	JPMorgan	03/18/2020	49,466	—
788,078 USD	1,032,500 CAD	JPMorgan	03/18/2020	7,251	—
18,735,407 USD	18,367,996 CHF	JPMorgan	03/18/2020	345,574	—
602,094 USD	471,057,500 CLP	JPMorgan	03/18/2020	24,896	—
51,658 USD	38,687,500 CLP	JPMorgan	03/18/2020	—	(164)
401,388 USD	1,353,813,000 COP	JPMorgan	03/18/2020	8,979	—
5,891 USD	19,387,000 COP	JPMorgan	03/18/2020	—	(15)
1,876,163 USD	1,680,992 EUR	JPMorgan	03/18/2020	18,324	—
5,727,793 USD	1,693,052,000 HUF	JPMorgan	03/18/2020	31,855	—
330,683 USD	96,863,000 HUF	JPMorgan	03/18/2020	—	(1,162)
3,824,642 USD	54,488,533,071 IDR	JPMorgan	03/18/2020	90,032	—
2,218,111 USD	7,658,192 ILS	JPMorgan	03/18/2020	8,595	—
152,820 USD	524,812 ILS	JPMorgan	03/18/2020	—	(225)
724,895 USD	52,493,706 INR	JPMorgan	03/18/2020	6,421	—
346,131 USD	24,759,246 INR	JPMorgan	03/18/2020	—	(1,198)
4,047,337 USD	436,949,500 JPY	JPMorgan	03/18/2020	—	(8,637)
14,124,822 USD	16,393,389,500 KRW	JPMorgan	03/18/2020	86,099	—
6,472,121 USD	127,347,992 MXN	JPMorgan	03/18/2020	188,251	—
7,175,677 USD	64,056,500 NOK	JPMorgan	03/18/2020	122,279	—
15,439,074 USD	23,449,000 NZD	JPMorgan	03/18/2020	364,031	—
196,231 USD	291,000 NZD	JPMorgan	03/18/2020	—	(116)
1,659,506 USD	84,733,993 PHP	JPMorgan	03/18/2020	7,797	—
11,733,962 USD	45,222,008 PLN	JPMorgan	03/18/2020	187,932	—
5,652,023 USD	53,353,996 SEK	JPMorgan	03/18/2020	65,012	—
599,878 USD	5,585,000 SEK	JPMorgan	03/18/2020	—	(1,429)
3,238,320 USD	4,396,496 SGD	JPMorgan	03/18/2020	32,956	—
2,579,991 USD	77,882,492 TWD	JPMorgan	03/18/2020	38,769	—
2,173,087 USD	31,729,504 ZAR	JPMorgan	03/18/2020	69,967	—
14,894,004 ZAR	997,681 USD	JPMorgan	03/18/2020	—	(55,221)
Total				3,788,778	(3,878,187)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
90-Day Sterling	25	06/2020	GBP	3,102,500	—	(1,482)
90-Day Sterling	26	09/2020	GBP	3,227,250	—	(1,604)
90-Day Sterling	32	12/2020	GBP	3,971,800	—	(456)
90-Day Sterling	23	03/2021	GBP	2,854,875	—	(583)
90-Day Sterling	20	06/2021	GBP	2,482,000	—	(310)
90-Day Sterling	17	09/2021	GBP	2,109,275	—	(285)
90-Day Sterling	14	12/2021	GBP	1,736,525	—	(263)
Amsterdam Index	6	01/2020	EUR	725,556	—	(2,590)
Australian 3-Year Bond	186	03/2020	AUD	21,392,543	—	(95,694)
Brent Crude	279	01/2020	USD	18,414,000	451,239	—
British Pound	203	03/2020	USD	16,864,225	110,458	—
CAC40 Index	47	01/2020	EUR	2,805,900	123	—
Canadian Dollar	313	03/2020	USD	24,127,605	338,494	—
Cocoa	21	03/2020	USD	533,400	—	(372)
Cocoa	27	03/2020	GBP	491,130	—	(13,112)
Coffee	35	03/2020	USD	1,702,313	57,558	—
Copper	2	03/2020	USD	308,750	1,963	—
Copper	8	03/2020	USD	559,400	1,204	—
Corn	9	03/2020	USD	174,488	—	(357)
DAX Index	12	03/2020	EUR	3,973,950	—	(24,186)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DJIA Mini E	31	03/2020	USD	4,418,740	40,642	—
EURO STOXX 50 Index	109	03/2020	EUR	4,064,610	—	(17,492)
FTSE 100 Index	172	03/2020	GBP	12,898,280	34,574	—
FTSE/JSE Top 40 Index	55	03/2020	ZAR	28,248,000	—	(17,619)
FTSE/MIB Index	13	03/2020	EUR	1,521,650	—	(11,192)
Gas Oil	66	02/2020	USD	4,050,750	86,089	—
Gold 100 oz.	168	02/2020	USD	25,588,080	710,261	—
Hang Seng Index	19	01/2020	HKD	26,856,500	23,074	—
H-Shares Index	37	01/2020	HKD	20,740,350	17,594	—
IBEX 35 Index	21	01/2020	EUR	2,000,943	—	(14,132)
KOSPI 200 Index	325	03/2020	KRW	23,985,000,000	419,289	—
MSCI EAFE Index Future	5	03/2020	USD	509,125	—	(262)
MSCI Singapore Index	17	01/2020	SGD	631,550	—	(494)
MSCI Taiwan Index	1	01/2020	USD	45,960	—	(21)
NASDAQ 100 E-mini	25	03/2020	USD	4,376,125	76,616	—
New Zealand Dollar	320	03/2020	USD	21,600,000	549,096	—
NY Harbor ULSD Heat Oil	21	01/2020	USD	1,784,110	15,480	—
OMXS30 Index	34	01/2020	SEK	6,012,050	—	(7,574)
Platinum	18	04/2020	USD	880,020	29,857	—
RBOB Gasoline	43	01/2020	USD	3,053,043	79,672	—
Russell 2000 Index E-mini	194	03/2020	USD	16,204,820	175,556	—
S&P 500 Index E-mini	30	03/2020	USD	4,846,650	82,143	—
S&P Mid 400 Index E-mini	17	03/2020	USD	3,510,160	27,106	—
S&P/TSX 60 Index	161	03/2020	CAD	32,599,280	—	(16,345)
Silver	21	03/2020	USD	1,881,705	44,185	—
Soybean Oil	57	03/2020	USD	1,189,134	60,044	—
SPI 200 Index	82	03/2020	AUD	13,536,150	—	(257,667)
Sugar #11	163	02/2020	USD	2,449,955	38,676	—
TOPIX Index	111	03/2020	JPY	1,910,310,000	67,714	—
U.S. Treasury 2-Year Note	31	03/2020	USD	6,680,500	—	(12)
U.S. Ultra Treasury Bond	2	03/2020	USD	363,313	—	(9,544)
Wheat	102	03/2020	USD	2,849,625	158,351	—
Wheat	16	03/2020	USD	388,800	34,840	—
WTI Crude	155	01/2020	USD	9,464,300	139,961	—
Total					3,871,859	(493,648)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	(240)	06/2020	EUR	(60,231,000)	18,045	—
3-Month Euro Euribor	(208)	09/2020	EUR	(52,195,000)	21,556	—
3-Month Euro Euribor	(142)	12/2020	EUR	(35,629,575)	17,536	—
3-Month Euro Euribor	(65)	03/2021	EUR	(16,306,875)	5,607	—
3-Month Euro Euribor	(25)	06/2021	EUR	(6,270,625)	6,144	—
3-Month Euro Euribor	(23)	09/2021	EUR	(5,767,538)	4,874	—
3-Month Euro Euribor	(13)	12/2021	EUR	(3,258,938)	2,328	—
3-Month Euro Swiss Franc	(14)	06/2020	CHF	(3,524,850)	565	—
3-Month Euro Swiss Franc	(6)	09/2020	CHF	(1,510,650)	352	—
3-Month Euro Swiss Franc	(2)	12/2020	CHF	(503,450)	203	—
90-Day Euro$	(19)	06/2020	USD	(4,669,725)	—	(454)
90-Day Euro$	(16)	09/2020	USD	(3,934,600)	1,530	—
Australian 10-Year Bond	(2)	03/2020	AUD	(285,916)	497	—
Australian Dollar	(249)	03/2020	USD	(17,524,620)	—	(464,205)
Banker’s Acceptance	(4)	06/2020	CAD	(980,200)	—	—
Banker’s Acceptance	(3)	09/2020	CAD	(735,263)	17	—
Canadian Government 10-Year Bond	(4)	03/2020	CAD	(549,920)	6,852	—
Euro Buxl	(1)	03/2020	EUR	(198,380)	9,368	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	11

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro FX	(174)	03/2020	USD	(24,538,350)	—	(301,142)
Euro-Bobl	(40)	03/2020	EUR	(5,345,200)	29,566	—
Euro-Bund	(14)	03/2020	EUR	(2,386,860)	35,971	—
Eurodollar 90-Day	(13)	12/2020	USD	(3,197,350)	829	—
Eurodollar 90-Day	(10)	03/2021	USD	(2,461,000)	517	—
Eurodollar 90-Day	(7)	06/2021	USD	(1,722,700)	—	(248)
Eurodollar 90-Day	(8)	09/2021	USD	(1,968,700)	—	(421)
Eurodollar 90-Day	(6)	12/2021	USD	(1,475,925)	—	(261)
Japanese 10-Year Government Bond	(4)	03/2020	JPY	(608,720,000)	—	(5,219)
Japanese Yen	(147)	03/2020	USD	(16,988,606)	—	(51,446)
Lean Hogs	(16)	02/2020	USD	(457,120)	7,411	—
Long Gilt	(7)	03/2020	GBP	(919,660)	33	—
Natural Gas	(472)	01/2020	USD	(10,332,080)	372,838	—
Primary Aluminum	(3)	03/2020	USD	(135,750)	—	(3,838)
Soybean Meal	(13)	03/2020	USD	(396,110)	—	(7,184)
U.S. Long Bond	(1)	03/2020	USD	(155,906)	61	—
U.S. Treasury 10-Year Note	(8)	03/2020	USD	(1,027,375)	47	—
U.S. Treasury 5-Year Note	(8)	03/2020	USD	(948,875)	—	(477)
Zinc	(8)	03/2020	USD	(454,950)	—	(8,972)
Total					542,747	(843,867)

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Schatz Mar 20	Barclays	03/2020	EUR	(38,607,225)	—	—	21,709	—
Cotton Mar 20	Citi	03/2020	USD	(69,050)	—	—	—	(3,247)
Primary Aluminum Mar 20	Citi	03/2020	USD	(1,086,000)	—	—	—	(29,769)
Soybean Meal Mar 20	Citi	03/2020	USD	(1,919,610)	—	—	—	(24,403)
Soybean Meal Mar 20	Citi	03/2020	USD	(3,248,700)	—	—	—	(149,349)
H-Shares Index Jan 20	JPMorgan	01/2020	HKD	19,619,250	—	—	28,604	—
Swiss Market Index Mar 20	JPMorgan	03/2020	CHF	1,262,640	—	—	6,301	—
TAIEX Index Jan 20	JPMorgan	01/2020	TWD	23,988,000	—	—	—	(343)
Total					—	—	56,614	(207,111)
*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	102,044,857	488,620,306	(495,640,825)	95,024,338	(375)	(176)	3,681,094	95,014,835
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	13

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Treasury Bills	72,296,169	—	—	72,296,169
Money Market Funds	165,021,835	—	—	165,021,835
Total Investments in Securities	237,318,004	—	—	237,318,004
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	3,788,778	—	3,788,778
Futures Contracts	4,414,606	—	—	4,414,606
Swap Contracts	—	56,614	—	56,614
Liability
Forward Foreign Currency Exchange Contracts	—	(3,878,187)	—	(3,878,187)
Futures Contracts	(1,337,515)	—	—	(1,337,515)
Swap Contracts	—	(207,111)	—	(207,111)
Total	240,395,095	(239,906)	—	240,155,189
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Consolidated Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $142,275,795)	$142,303,169
Affiliated issuers (cost $95,015,975)	95,014,835
Foreign currency (cost $427,940)	428,499
Cash collateral held at broker for:
Forward foreign currency exchange contracts	1,730,000
Swap contracts	690,000
Other(a)	3,960,000
Margin deposits on:
Futures contracts	14,534,057
Unrealized appreciation on forward foreign currency exchange contracts	3,788,778
Unrealized appreciation on swap contracts	56,614
Receivable for:
Investments sold	53,392
Capital shares sold	1,080
Dividends	226,882
Variation margin for futures contracts	602,636
Prepaid expenses	1,020
Trustees’ deferred compensation plan	46,890
Total assets	263,437,852
Liabilities
Due to custodian	103,926
Unrealized depreciation on forward foreign currency exchange contracts	3,878,187
Unrealized depreciation on swap contracts	207,111
Payable for:
Investments purchased	467,456
Capital shares purchased	2,664
Variation margin for futures contracts	1,149,235
Management services fees	7,776
Distribution and/or service fees	160
Service fees	3,301
Compensation of board members	336
Compensation of chief compliance officer	25
Other expenses	38,343
Trustees’ deferred compensation plan	46,890
Total liabilities	5,905,410
Net assets applicable to outstanding capital stock	$257,532,442
Represented by
Paid in capital	314,413,881
Total distributable earnings (loss)	(56,881,439)
Total - representing net assets applicable to outstanding capital stock	$257,532,442
Class 1
Net assets	$234,219,831
Shares outstanding	32,471,408
Net asset value per share	$7.21
Class 2
Net assets	$23,312,611
Shares outstanding	3,250,691
Net asset value per share	$7.17

(a)	Includes collateral related to forward foreign currency exchange contracts and swap contracts.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	15

Consolidated Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$74,812
Dividends — affiliated issuers	3,681,094
Interest	1,939,456
Total income	5,695,362
Expenses:
Management services fees	2,868,583
Distribution and/or service fees
Class 2	61,036
Service fees	18,879
Compensation of board members	17,211
Custodian fees	29,010
Printing and postage fees	13,699
Audit fees	36,500
Legal fees	5,663
Interest on collateral	17,532
Compensation of chief compliance officer	102
Other	15,850
Total expenses	3,084,065
Net investment income	2,611,297
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	71
Investments — affiliated issuers	(375)
Foreign currency translations	(375,064)
Forward foreign currency exchange contracts	(3,839,971)
Futures contracts	1,033,945
Swap contracts	2,699,182
Net realized loss	(482,212)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	27,104
Investments — affiliated issuers	(176)
Foreign currency translations	47,139
Forward foreign currency exchange contracts	(52,323)
Futures contracts	373,808
Swap contracts	(833,130)
Net change in unrealized appreciation (depreciation)	(437,578)
Net realized and unrealized loss	(919,790)
Net increase in net assets resulting from operations	$1,691,507
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$2,611,297	$1,699,890
Net realized loss	(482,212)	(21,034,666)
Net change in unrealized appreciation (depreciation)	(437,578)	(1,969,200)
Net increase (decrease) in net assets resulting from operations	1,691,507	(21,303,976)
Decrease in net assets from capital stock activity	(2,183,813)	(6,496,484)
Total decrease in net assets	(492,306)	(27,800,460)
Net assets at beginning of year	258,024,748	285,825,208
Net assets at end of year	$257,532,442	$258,024,748

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	3,942	28,869	—	—
Redemptions	(1,888)	(13,942)	—	—
Net increase	2,054	14,927	—	—
Class 2
Subscriptions	643,880	4,668,203	648,558	4,862,551
Redemptions	(952,655)	(6,866,943)	(1,526,017)	(11,359,035)
Net decrease	(308,775)	(2,198,740)	(877,459)	(6,496,484)
Total net decrease	(306,721)	(2,183,813)	(877,459)	(6,496,484)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	17

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class 1
Year Ended 12/31/2019	$7.16	0.07	(0.02)	0.05	—	—
Year Ended 12/31/2018	$7.75	0.05	(0.64)	(0.59)	—	—
Year Ended 12/31/2017	$7.85	(0.02)	(0.03)	(0.05)	(0.05)	(0.05)
Year Ended 12/31/2016	$9.11	(0.07)	(0.69)	(0.76)	(0.50)	(0.50)
Year Ended 12/31/2015	$10.99	(0.11)	0.12	0.01	(1.89)	(1.89)
Class 2
Year Ended 12/31/2019	$7.14	0.06	(0.03)	0.03	—	—
Year Ended 12/31/2018	$7.74	0.03	(0.63)	(0.60)	—	—
Year Ended 12/31/2017	$7.84	(0.04)	(0.04)	(0.08)	(0.02)	(0.02)
Year Ended 12/31/2016	$9.09	(0.09)	(0.69)	(0.78)	(0.47)	(0.47)
Year Ended 12/31/2015	$10.97	(0.13)	0.12	(0.01)	(1.87)	(1.87)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2019	12/31/2018
Class 1	0.01%	less than 0.01%
Class 2	0.01%	less than 0.01%
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$7.21	0.70%	1.16%(c)	1.16%(c)	1.02%	0%	$234,220
Year Ended 12/31/2018	$7.16	(7.61%)	1.15%(c)	1.15%(c)	0.65%	0%	$232,609
Year Ended 12/31/2017	$7.75	(0.66%)	1.19%	1.19%	(0.30%)	0%	$251,487
Year Ended 12/31/2016	$7.85	(8.90%)	1.21%	1.21%	(0.82%)	0%	$253,548
Year Ended 12/31/2015	$9.11	0.19%	1.20%	1.20%	(1.09%)	0%	$278,128
Class 2
Year Ended 12/31/2019	$7.17	0.42%	1.41%(c)	1.41%(c)	0.78%	0%	$23,313
Year Ended 12/31/2018	$7.14	(7.75%)	1.40%(c)	1.40%(c)	0.38%	0%	$25,416
Year Ended 12/31/2017	$7.74	(0.96%)	1.44%	1.44%	(0.55%)	0%	$34,338
Year Ended 12/31/2016	$7.84	(9.09%)	1.46%	1.46%	(1.07%)	0%	$34,441
Year Ended 12/31/2015	$9.09	(0.09%)	1.46%	1.46%	(1.34%)	0%	$23,373
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	19

Notes to Consolidated Financial Statements
December 31, 2019
Note 1. Organization
CTIVP® – AQR Managed Futures Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
VPMF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2019, the Subsidiary financial statement information is as follows:
VPMF Offshore Fund, Ltd.
% of consolidated fund net assets	23.28%
Net assets	$59,941,817
Net investment income (loss)	651,840
Net realized gain (loss)	(11,695,087)
Net change in unrealized appreciation (depreciation)	598,958
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	21

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
22	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage exposure to movements in interest rates, to manage exposure to the securities market and to gain commodity and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	23

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to obtain synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	964,431*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	34,905*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	3,788,778
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	998,048*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	162,498*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	21,709*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,289,629*
Total		8,259,998

24	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	369,574*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	343*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,878,187
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	816,793*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	117,313*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	33,835*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	206,768*
Total		5,422,813

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(11,234,376)	(486,719)	(11,721,095)
Equity risk	—	554,897	20,276	575,173
Foreign exchange risk	(3,839,971)	(3,729,165)	—	(7,569,136)
Interest rate risk	—	15,442,589	3,165,625	18,608,214
Total	(3,839,971)	1,033,945	2,699,182	(106,844)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	1,073,861	(481,347)	592,514
Equity risk	—	(742,839)	31,736	(711,103)
Foreign exchange risk	(52,323)	950,132	—	897,809
Interest rate risk	—	(907,346)	(383,519)	(1,290,865)
Total	(52,323)	373,808	(833,130)	(511,645)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	987,732,738
Futures contracts — short	253,395,291

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,363,061	(2,759,265)
Total return swap contracts	836,093	(549,477)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	25

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
	Barclays ($)	Citi ($)(a)	Citi ($)(a)	HSBC ($)	JPMorgan ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	-	1,894,270		1,894,508	3,788,778
OTC total return swap contracts on futures (b)	21,709	-	-		34,905	56,614
Total assets	21,709	-	1,894,270		1,929,413	3,845,392
Liabilities
Forward foreign currency exchange contracts	-	-	1,939,041		1,939,146	3,878,187
OTC total return swap contracts on futures (b)	-	206,768	-		343	207,111
Total liabilities	-	206,768	1,939,041		1,939,489	4,085,298
Total financial and derivative net assets	21,709	(206,768)	(44,771)		(10,076)	(239,906)
Total collateral received (pledged) (c)	-	(206,768)	(44,771)		(10,076)	(261,615)
Net amount (d)	21,709	-	-		-	21,709

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 1.10% of the Fund’s average daily net assets.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	27

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with AQR Capital Management, LLC (AQR) to serve as the subadviser to the Fund. The Investment Manager compensates AQR to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	1.56%
Class 2	1.81
28	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for trustees’ deferred compensation, derivative investments, capital loss carryforward, foreign currency transactions, and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,126,086)	15,169	1,110,917
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
For the years ended December 31, 2019 and December 31, 2018, there were no distributions.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,336,602	—	(9,524,201)	(37,874,502)
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
281,407,294	26,455	(37,900,957)	(37,874,502)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	29

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended December 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(6,990,365)	(2,533,836)	(9,524,201)	10,600,389	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended December 31, 2019, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
30	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
The Fund had no borrowings during the year ended December 31, 2019.
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "IBOR" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	31

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 95.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Life Insurance Companies) or by other insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 24, 2020 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of CTIVP® – AQR Managed Futures Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of CTIVP® - AQR Managed Futures Strategy Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") and its subsidiary as of December 31, 2019, the related consolidated statement of operations for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiary as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	33

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
34	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
36	CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
CTIVP® – AQR Managed Futures Strategy Fund | Annual Report 2019	37

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CTIVP® – AQR Managed Futures Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1538 AT (02/20)

Annual Report
December 31, 2019
Columbia Variable Portfolio – Diversified Absolute Return Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Diversified Absolute Return Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Diversified Absolute Return Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with absolute (positive) returns.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Brian Virginia
Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	Life
Class 1	04/30/12	2.38	-1.34	-1.34
Class 2	04/30/12	2.08	-1.59	-1.58
FTSE One-Month U.S. Treasury Bill Index		2.20	1.01	0.67
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to June 2015 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of one-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2012 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Diversified Absolute Return Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio breakdown (%) (at December 31, 2019)
Exchange-Traded Alternative Strategies Funds	6.2
Exchange-Traded Equity Funds	5.8
Exchange-Traded Fixed Income Funds	18.1
Foreign Government Obligations	3.6
Inflation-Indexed Bonds	8.3
Money Market Funds(a)	50.4
Residential Mortgage-Backed Securities - Agency	3.4
U.S. Treasury Obligations	4.2
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $111.2 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at December 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	155.2	(95.7)	59.5
Equity Derivative Contracts	94.8	(38.7)	56.1
Foreign Currency Derivative Contracts	112.2	(127.8)	(15.6)
Total Notional Market Value of Derivative Contracts	362.2	(262.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

MANAGER DISCUSSION OF FUND PERFORMANCE
The Board of Trustees of the Fund has approved a Plan of Liquidation (the Plan) pursuant to which the Fund will be liquidated. Completion of a transaction (a Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund that are held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Insurance Companies) or by other insurance companies on behalf of variable annuity and variable life insurance contract owners (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. More information about the Transaction will be included in proxy materials soliciting shareholder approval of the Transaction.
At December 31, 2019, approximately 98.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2019, the Fund’s Class 2 shares returned 2.08%. The Fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, returned 2.20% over the same period. The Fund’s strategies produced mixed results, as returns closely tracked the benchmark.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful market losses in the fourth quarter of 2018. In the United States, the labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (the Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
The Fund employs strategies that are designed to seek positive returns, with low correlation to the performance of the broad equity and fixed-income markets. A variety of derivative instruments are used to establish positions and help the Fund achieve its goal.
The Fund’s Alpha strategies use long/short strategies across various capital markets. During 2019, Alpha strategies aided performance, as the G10 Currency strategy, a long/short quantitative currency strategy, and the Global Tactical Asset Allocation strategy, a long/short Global Macro strategy, made positive contributions to return. The Fund’s Tactical Beta strategies use proprietary asset allocation models to take on market beta. Of these, the Adaptive Risk Allocation strategy, a risk-allocated global allocation strategy, was positive for the year. Duration, a measure of interest-rate sensitivity, detracted from performance. The strategy also had negative contribution from discontinued strategies, including Managed Futures, Alternative Beta, and Equity Market Neutral – Quantitative Strategies.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,002.20	1,018.45	7.04	7.10	1.38
Class 2	1,000.00	1,000.00	1,000.00	1,017.17	8.31	8.38	1.63
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Consolidated Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Exchange-Traded Alternative Strategies Funds 5.3%
	Shares	Value ($)
iPath Bloomberg Commodity Index Total Return ETN(a)	599,845	13,700,460
Total Exchange-Traded Alternative Strategies Funds (Cost $13,217,068)		13,700,460

Exchange-Traded Equity Funds 4.9%

Real Estate 1.8%
iShares U.S. Real Estate ETF	50,900	4,737,772
REIT 3.1%
Vanguard REIT ETF	87,655	8,133,507
Total Exchange-Traded Equity Funds (Cost $12,776,008)		12,871,279

Exchange-Traded Fixed Income Funds 15.4%

Investment Grade 15.4%
iShares Short Treasury Bond ETF	361,500	39,931,290
Total Exchange-Traded Fixed Income Funds (Cost $40,007,205)		39,931,290

Foreign Government Obligations(b),(c) 3.0%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canada 0.1%
Canadian Government Bond
06/01/2028	2.000%	CAD	384,000	302,220
France 0.3%
French Republic Government Bond OAT(d)
10/25/2027	2.750%	EUR	404,000	554,425
11/25/2028	0.750%	EUR	183,000	218,432
Total				772,857
Indonesia 0.4%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	16,132,000,000	1,156,688
Italy 0.1%
Italy Buoni Poliennali Del Tesoro(d)
03/01/2047	2.700%	EUR	137,000	166,147
Japan 0.5%
Japan Government 20-Year Bond
06/20/2039	0.300%	JPY	33,250,000	307,710
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan Government 30-Year Bond
06/20/2048	0.700%	JPY	45,750,000	455,649
09/20/2048	0.900%	JPY	7,150,000	74,757
03/20/2049	0.500%	JPY	13,900,000	131,240
06/20/2049	0.400%	JPY	22,900,000	210,180
Japan Government Thirty-Year Bond
12/20/2048	0.700%	JPY	11,950,000	119,006
Total				1,298,542
Malaysia 0.3%
Malaysia Sovereign Sukuk Bhd(d)
04/22/2025	3.043%		600,000	620,784
Malaysia Sukuk Global Bhd(d)
04/27/2026	3.179%		200,000	207,512
Total				828,296
South Africa 0.5%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	12,559,000	1,001,729
01/31/2030	8.000%	ZAR	6,302,000	419,563
Total				1,421,292
South Korea 0.3%
Korea Treasury Bond
12/10/2028	2.375%	KRW	483,000,000	441,743
06/10/2029	1.875%	KRW	313,000,000	275,187
Total				716,930
United Kingdom 0.5%
United Kingdom Gilt(d)
10/22/2028	1.625%	GBP	425,000	605,940
06/07/2032	4.250%	GBP	204,000	374,018
01/22/2045	3.500%	GBP	139,000	269,319
Total				1,249,277
Total Foreign Government Obligations (Cost $7,595,364)				7,912,249

Inflation-Indexed Bonds(b) 7.1%

Australia 0.3%
Australia Government Bond(d)
11/21/2027	0.750%	AUD	189,419	141,579
08/21/2035	2.000%	AUD	125,729	113,039
08/21/2040	1.250%	AUD	105,561	88,310
Australia Government Index-Linked Bond(d)
09/20/2025	3.000%	AUD	469,717	390,363
Total				733,291
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	7

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.1%
Brazil Notas do Tesouro Nacional Serie B
08/15/2026	6.000%	BRL	707,320	214,532
Canada 0.4%
Canadian Government Real Return Bond
12/01/2026	4.250%	CAD	491,491	480,436
12/01/2031	4.000%	CAD	270,562	297,200
12/01/2036	3.000%	CAD	193,643	212,784
Total				990,420
France 0.3%
France Government Bond OAT(d)
07/25/2030	0.700%	EUR	119,985	159,478
07/25/2032	3.150%	EUR	85,646	148,383
French Republic Government Bond OAT(d)
07/25/2024	0.250%	EUR	295,548	356,987
07/25/2040	1.800%	EUR	19,233	33,365
Total				698,213
Italy 0.1%
Italy Buoni Poliennali Del Tesoro(d)
09/15/2026	3.100%	EUR	120,211	162,063
05/15/2028	1.300%	EUR	104,818	126,126
09/15/2035	2.350%	EUR	37,641	52,351
09/15/2041	2.550%	EUR	26,228	37,597
Total				378,137
Japan 0.5%
Japanese Government CPI-Linked Bond
03/10/2025	0.100%	JPY	35,257,400	330,492
03/10/2026	0.100%	JPY	34,197,744	321,661
03/10/2027	0.100%	JPY	58,897,275	556,421
Total				1,208,574
New Zealand 0.1%
New Zealand Government Inflation-Linked Bond(d)
09/20/2025	2.000%	NZD	376,110	277,761
United Kingdom 2.1%
United Kingdom Gilt Inflation-Linked Bond(d)
03/22/2024	0.125%	GBP	306,667	449,736
03/22/2029	0.125%	GBP	466,020	776,045
03/22/2034	0.750%	GBP	370,145	730,513
11/22/2037	1.125%	GBP	314,462	707,427
03/22/2044	0.125%	GBP	323,436	689,351
03/22/2052	0.250%	GBP	542,287	1,341,669
11/22/2056	0.125%	GBP	260,927	674,402
11/22/2065	0.125%	GBP	51,293	152,351
Total				5,521,494
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 3.2%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%	882,328	881,999
01/15/2024	0.625%	1,790,039	1,828,066
01/15/2025	0.250%	1,294,045	1,305,962
07/15/2027	0.375%	874,237	891,750
01/15/2028	0.500%	817,947	839,311
07/15/2028	0.750%	486,980	512,490
01/15/2029	0.875%	984,528	1,045,797
07/15/2029	0.250%	276,669	279,429
02/15/2042	0.750%	223,225	232,217
02/15/2043	0.625%	162,303	164,405
02/15/2045	0.750%	165,020	171,409
02/15/2048	1.000%	149,233	165,335
Total			8,318,170
Total Inflation-Indexed Bonds (Cost $17,575,778)			18,340,592

Residential Mortgage-Backed Securities - Agency 2.9%

Federal National Mortgage Association(e)
01/16/2035	2.500%	380,000	383,473
01/16/2035- 01/14/2050	3.000%	1,330,000	1,352,110
01/14/2050	3.500%	1,525,000	1,568,784
01/14/2050	4.000%	1,325,000	1,378,104
01/14/2050	4.500%	650,000	684,353
01/14/2050	5.000%	380,000	406,244
Government National Mortgage Association(e)
01/21/2050	3.500%	1,500,000	1,554,504
01/21/2050	4.000%	200,000	209,016
Total Residential Mortgage-Backed Securities - Agency (Cost $7,525,081)			7,536,588

U.S. Treasury Obligations 3.5%

U.S. Treasury
11/30/2024	2.125%	200	204
08/31/2026	1.375%	1,708,000	1,661,564
08/15/2027	2.250%	1,622,000	1,668,379
11/15/2027	2.250%	1,574,900	1,619,932
08/15/2028	2.875%	1,410,000	1,520,817
05/15/2029	2.375%	1,336,000	1,389,649
08/15/2029	1.625%	1,352,000	1,318,200
Total U.S. Treasury Obligations (Cost $9,353,530)			9,178,745

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Money Market Funds 42.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(f),(g)	111,166,632	111,155,515
Total Money Market Funds (Cost $111,159,258)		111,155,515
Total Investments in Securities (Cost: $219,209,292)		220,626,718
Other Assets & Liabilities, Net		39,449,629
Net Assets		260,076,347
At December 31, 2019, securities and/or cash totaling $17,236,397 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
425,000 CAD	325,334 USD	Citi	01/15/2020	—	(1,976)
152,130,000 NOK	16,991,182 USD	Citi	01/15/2020	—	(338,066)
42,617,715 USD	55,947,000 CAD	Citi	01/15/2020	469,282	—
17,304,116 USD	152,130,000 NOK	Citi	01/15/2020	25,132	—
4,919,000,000 IDR	350,706 USD	Citi	01/21/2020	—	(3,831)
1,200,351,000 KRW	1,032,382 USD	Citi	01/21/2020	—	(6,388)
296,202 USD	343,031,000 KRW	Citi	01/21/2020	654	—
12,747,000 GBP	17,030,120 USD	Credit Suisse	01/15/2020	139,429	—
2,790,210,000 JPY	25,627,310 USD	Credit Suisse	01/15/2020	—	(69,665)
16,506,804 USD	12,747,000 GBP	Credit Suisse	01/15/2020	383,887	—
25,536,267 USD	2,790,210,000 JPY	Credit Suisse	01/15/2020	160,708	—
19,441,000 GBP	25,556,050 USD	Goldman Sachs	01/15/2020	—	(204,672)
7,663,000 GBP	10,061,473 USD	HSBC	01/21/2020	—	(94,361)
1,203,079,981 JPY	11,012,849 USD	HSBC	01/21/2020	—	(70,907)
1,132,000 NOK	125,461 USD	HSBC	01/21/2020	—	(3,489)
422,000 NZD	277,282 USD	HSBC	01/21/2020	—	(6,887)
6,170,000 SEK	658,860 USD	HSBC	01/21/2020	—	(475)
433,000 SGD	319,473 USD	HSBC	01/21/2020	—	(2,518)
4,102 USD	78,000 MXN	HSBC	01/21/2020	12	—
2,430,982 USD	21,934,000 NOK	HSBC	01/21/2020	67,608	—
2,425,888 USD	3,692,000 NZD	HSBC	01/21/2020	60,253	—
786 USD	3,000 PLN	HSBC	01/21/2020	5	—
24,454 USD	229,000 SEK	HSBC	01/21/2020	18	—
20,844,000 ZAR	1,437,625 USD	HSBC	01/21/2020	—	(46,928)
403,000 NZD	271,305 USD	Morgan Stanley	01/15/2020	—	(44)
158,850,000 SEK	16,879,028 USD	Morgan Stanley	01/15/2020	—	(90,827)
16,988,129 USD	25,670,000 NZD	Morgan Stanley	01/15/2020	296,096	—
42,563,392 USD	396,821,000 SEK	Morgan Stanley	01/15/2020	—	(171,234)
3,622,000 AUD	2,479,517 USD	Morgan Stanley	01/21/2020	—	(63,417)
1,723,000 CAD	1,308,623 USD	Morgan Stanley	01/21/2020	—	(18,371)
4,578,000 CHF	4,678,492 USD	Morgan Stanley	01/21/2020	—	(58,055)
3,020,000 DKK	452,154 USD	Morgan Stanley	01/21/2020	—	(1,746)
11,244,000 EUR	12,569,204 USD	Morgan Stanley	01/21/2020	—	(57,759)
13,992,000 GBP	18,113,012 USD	Morgan Stanley	01/21/2020	—	(430,695)
6,186,000 HKD	793,521 USD	Morgan Stanley	01/21/2020	—	(181)
2,362,812 USD	3,111,000 CAD	Morgan Stanley	01/21/2020	33,169	—
30,314,354 USD	23,073,000 GBP	Morgan Stanley	01/21/2020	264,475	—
6,759 USD	98,000 ZAR	Morgan Stanley	01/21/2020	220	—
827,000 BRL	202,671 USD	Standard Chartered	01/21/2020	—	(2,805)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	9

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
11,267,200,000 IDR	804,513 USD	Standard Chartered	01/21/2020	—	(7,571)
41,744,000 CHF	42,597,657 USD	UBS	01/15/2020	—	(573,098)
23,016,000 EUR	25,712,042 USD	UBS	01/15/2020	—	(124,885)
468,606 USD	455,000 CHF	UBS	01/15/2020	1,945	—
8,756,910 USD	7,818,000 EUR	UBS	01/15/2020	19,293	—
Total				1,922,186	(2,450,851)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini JGB	12	03/2020	JPY	182,316,000	—	(4,451)
Amsterdam Index	18	01/2020	EUR	2,176,668	—	(30,015)
Australian 10-Year Bond	16	03/2020	AUD	2,287,330	—	(32,287)
Canadian Government 10-Year Bond	3	03/2020	CAD	412,440	—	(7,068)
EURO STOXX 50 Index	496	03/2020	EUR	18,495,840	—	(186,917)
FTSE 100 Index	160	03/2020	GBP	11,998,400	31,536	—
Hang Seng Index	37	01/2020	HKD	52,299,500	68,727	—
MSCI EAFE Index Future	248	03/2020	USD	25,252,600	430,131	—
MSCI Emerging Markets Index	155	03/2020	USD	8,681,550	248,402	—
S&P 500 Index E-mini	388	03/2020	USD	62,683,340	1,650,948	—
S&P/TSX 60 Index	83	03/2020	CAD	16,805,840	4,538	—
SPI 200 Index	181	03/2020	AUD	29,878,575	—	(665,277)
U.S. Treasury 10-Year Note	14	03/2020	USD	1,797,906	—	(15,341)
U.S. Treasury 5-Year Note	7	03/2020	USD	830,266	—	(2,638)
U.S. Ultra Bond 10-Year Note	7	03/2020	USD	984,922	—	(11,827)
U.S. Ultra Treasury Bond	230	03/2020	USD	41,780,938	—	(1,258,377)
Total					2,434,282	(2,214,198)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DAX Index	(7)	03/2020	EUR	(2,318,138)	33,663	—
MSCI Emerging Markets Index	(375)	03/2020	USD	(21,003,750)	—	(699,911)
TOPIX Index	(305)	03/2020	JPY	(5,249,050,000)	—	(24,668)
Total					33,663	(724,579)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
6-Month EURIBOR	Fixed rate of 1.006%	Receives SemiAnnually, Pays Annually	Morgan Stanley	05/04/2028	EUR	6,119,789	(574,026)	—	—	—	(574,026)
Fixed rate of 0.325%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/05/2028	JPY	2,918,942,000	547,099	—	—	547,099	—
Fixed rate of 2.773%	6-Month AUD BBSR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	12/04/2028	AUD	23,802,000	1,897,470	—	—	1,897,470	—
Fixed rate of 0.245%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	12/05/2028	JPY	1,413,918,000	164,963	—	—	164,963	—
6-Month EURIBOR	Fixed rate of 0.184%	Receives SemiAnnually, Pays Annually	Morgan Stanley	07/03/2029	EUR	15,895,000	(61,366)	—	—	—	(61,366)
Fixed rate of 0.013%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	08/05/2029	JPY	1,699,678,000	(161,335)	—	—	—	(161,335)
Fixed rate of 1.098%	6-Month AUD BBSR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	09/04/2029	AUD	28,640,000	(744,547)	—	—	—	(744,547)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of -0.133%	6-Month JPY BBA LIBOR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	09/05/2029	JPY	3,496,298,000	(805,026)	—	—	—	(805,026)
Fixed rate of 1.071%	6-Month AUD BBSR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	10/03/2029	AUD	6,938,000	(195,989)	—	—	—	(195,989)
Fixed rate of 1.542%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	10/04/2029	USD	7,982,000	(260,931)	—	—	—	(260,931)
3-Month SEK STIBOR	Fixed rate of 0.198%	Receives Quarterly, Pays Annually	Morgan Stanley	10/07/2029	SEK	661,521,000	3,203,321	—	—	3,203,321	—
28-Day MXN TIIE-Banxico	Fixed rate of 6.775%	Receives Monthly, Pays Monthly	Morgan Stanley	10/29/2029	MXN	7,991,000	1,045	—	—	1,045	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 1.854%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/01/2029	CAD	19,620,000	460,210	—	—	460,210	—
6-Month GBP LIBOR	Fixed rate of 0.819%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/01/2029	GBP	11,648,000	276,153	—	—	276,153	—
Fixed rate of 1.332%	6-Month AUD BBSR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	11/04/2029	AUD	17,591,000	(205,100)	—	—	—	(205,100)
6-Month EURIBOR	Fixed rate of 0.022%	Receives SemiAnnually, Pays Annually	Morgan Stanley	11/05/2029	EUR	12,793,000	238,460	—	—	238,460	—
Fixed rate of 1.616%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	11/05/2029	USD	6,312,000	(160,632)	—	—	—	(160,632)
6-Month GBP LIBOR	Fixed rate of 0.963%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	12/02/2029	GBP	5,589,000	30,967	—	—	30,967	—
Fixed rate of 1.300%	6-Month AUD BBSR	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	12/03/2029	AUD	7,221,000	(101,717)	—	—	—	(101,717)
3-Month NZD LIBOR	Fixed rate of 1.550%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	12/04/2029	NZD	44,495,000	617,121	—	—	617,121	—
Fixed rate of 1.770%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Morgan Stanley	12/04/2029	USD	29,216,000	(335,455)	—	—	—	(335,455)
Total							3,830,685	—	—	7,436,809	(3,606,124)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	1.734	USD	14,366,000	212,480	—	—	212,480	—
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	2.798	USD	16,290,450	511,519	—	—	511,519	—
Markit CDX North America Investment Grade Index, Series 33	Morgan Stanley	12/20/2024	1.000	Quarterly	0.453	USD	11,036,000	60,963	—	—	60,963	—
Markit iTraxx Europe Crossover Index, Series 32	Morgan Stanley	12/20/2024	5.000	Quarterly	2.073	EUR	4,645,000	45,920	—	—	45,920	—
Markit iTraxx Europe Main Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	0.443	EUR	2,111,000	13,156	—	—	13,156	—
Total								844,038	—	—	844,038	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	11

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	7.555%
3-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	2.075%
3-Month NZD LIBOR	London Interbank Offered Rate	1.290%
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	0.149%
3-Month USD LIBOR	London Interbank Offered Rate	1.908%
6-Month AUD BBSR	Bank Bill Swap Rate	1.033%
6-Month EURIBOR	Euro Interbank Offered Rate	(0.324%)
6-Month GBP LIBOR	London Interbank Offered Rate	0.880%
6-Month JPY BBA LIBOR	London Interbank Offered Rate	0.018%
Notes to Consolidated Portfolio of Investments
(a)	Non-income producing investment.
(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $10,625,473, which represents 4.09% of total net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	132,548,866	522,393,734	(543,775,968)	111,166,632	(537)	(1,479)	3,306,742	111,155,515
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Currency Legend  (continued)
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Exchange-Traded Alternative Strategies Funds	13,700,460	—	—	13,700,460
Exchange-Traded Equity Funds	12,871,279	—	—	12,871,279
Exchange-Traded Fixed Income Funds	39,931,290	—	—	39,931,290
Foreign Government Obligations	—	7,912,249	—	7,912,249
Inflation-Indexed Bonds	—	18,340,592	—	18,340,592
Residential Mortgage-Backed Securities - Agency	—	7,536,588	—	7,536,588
U.S. Treasury Obligations	9,178,745	—	—	9,178,745
Money Market Funds	111,155,515	—	—	111,155,515
Total Investments in Securities	186,837,289	33,789,429	—	220,626,718
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,922,186	—	1,922,186
Futures Contracts	2,467,945	—	—	2,467,945
Swap Contracts	—	8,280,847	—	8,280,847
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	13

Consolidated Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(2,450,851)	—	(2,450,851)
Futures Contracts	(2,938,777)	—	—	(2,938,777)
Swap Contracts	—	(3,606,124)	—	(3,606,124)
Total	186,366,457	37,935,487	—	224,301,944
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Consolidated Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $108,050,034)	$109,471,203
Affiliated issuers (cost $111,159,258)	111,155,515
Cash	30,886,107
Foreign currency (cost $51,836)	52,774
Margin deposits on:
Futures contracts	11,603,342
Swap contracts	5,633,055
Unrealized appreciation on forward foreign currency exchange contracts	1,922,186
Receivable for:
Investments sold on a delayed delivery basis	81,062
Capital shares sold	26,818
Dividends	194,572
Interest	144,722
Foreign tax reclaims	7,473
Variation margin for futures contracts	299,885
Variation margin for swap contracts	196,229
Expense reimbursement due from Investment Manager	685
Prepaid expenses	995
Trustees’ deferred compensation plan	45,394
Total assets	271,722,017
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,450,851
Payable for:
Investments purchased on a delayed delivery basis	7,617,036
Capital shares purchased	4
Variation margin for futures contracts	917,887
Variation margin for swap contracts	516,227
Management services fees	7,865
Distribution and/or service fees	26
Service fees	203
Compensation of board members	329
Compensation of chief compliance officer	24
Other expenses	89,824
Trustees’ deferred compensation plan	45,394
Total liabilities	11,645,670
Net assets applicable to outstanding capital stock	$260,076,347
Represented by
Trust capital	$260,076,347
Total - representing net assets applicable to outstanding capital stock	$260,076,347
Class 1
Net assets	$256,313,665
Shares outstanding	28,421,374
Net asset value per share	$9.02
Class 2
Net assets	$3,762,682
Shares outstanding	425,026
Net asset value per share	$8.85
The accompanying Notes to Consolidated Portfolio of Investments are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	15

Consolidated Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$1,889,286
Dividends — affiliated issuers	3,306,742
Interest	766,717
Foreign taxes withheld	(7,130)
Total income	5,955,615
Expenses:
Management services fees	2,845,014
Distribution and/or service fees
Class 2	8,978
Service fees	2,174
Compensation of board members	17,191
Custodian fees	108,439
Printing and postage fees	10,659
Audit fees	49,670
Legal fees	5,610
Interest on collateral	6,395
Dividends and interest on securities sold short	1,160,051
Compensation of chief compliance officer	101
Other	21,043
Total expenses	4,235,325
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(56,028)
Total net expenses	4,179,297
Net investment income	1,776,318
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,856,836)
Investments — affiliated issuers	(537)
Foreign currency translations	(909,806)
Forward foreign currency exchange contracts	4,910,919
Futures contracts	4,884,408
Options purchased	(210,960)
Securities sold short	(2,940,218)
Swap contracts	(3,003,530)
Net realized loss	(2,126,560)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	18,258,924
Investments — affiliated issuers	(1,479)
Foreign currency translations	169,315
Forward foreign currency exchange contracts	1,010,069
Futures contracts	(15,806)
Securities sold short	(16,486,286)
Swap contracts	3,534,653
Net change in unrealized appreciation (depreciation)	6,469,390
Net realized and unrealized gain	4,342,830
Net increase in net assets resulting from operations	$6,119,148
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Consolidated Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$1,776,318	$442,369
Net realized loss	(2,126,560)	(20,904,175)
Net change in unrealized appreciation (depreciation)	6,469,390	(3,104,412)
Net increase (decrease) in net assets resulting from operations	6,119,148	(23,566,218)
Increase in net assets from capital stock activity	749,489	1,831,458
Total increase (decrease) in net assets	6,868,637	(21,734,760)
Net assets at beginning of year	253,207,710	274,942,470
Net assets at end of year	$260,076,347	$253,207,710

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	27,770	252,123	218,333	2,044,031
Redemptions	(263)	(2,381)	—	—
Net increase	27,507	249,742	218,333	2,044,031
Class 2
Subscriptions	125,874	1,107,620	69,549	643,468
Redemptions	(69,247)	(607,873)	(92,560)	(856,041)
Net increase (decrease)	56,627	499,747	(23,011)	(212,573)
Total net increase	84,134	749,489	195,322	1,831,458
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	17

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019	$8.81	0.06	0.15	0.21
Year Ended 12/31/2018	$9.63	0.02	(0.84)	(0.82)
Year Ended 12/31/2017	$9.36	(0.03)	0.30	0.27
Year Ended 12/31/2016	$9.60	(0.05)	(0.19)	(0.24)
Year Ended 12/31/2015	$9.65	(0.05)(e)	0.00(f)	(0.05)
Class 2
Year Ended 12/31/2019	$8.67	0.04	0.14	0.18
Year Ended 12/31/2018	$9.50	(0.01)	(0.82)	(0.83)
Year Ended 12/31/2017	$9.26	(0.05)	0.29	0.24
Year Ended 12/31/2016	$9.51	(0.07)	(0.18)	(0.25)
Year Ended 12/31/2015	$9.59	(0.08)(g)	0.00(f)	(0.08)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Class 1	0.45%	1.02%	0.86%	0.62%	0.24%
Class 2	0.44%	1.03%	0.84%	0.62%	0.28%

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.01 per share.
(f)	Rounds to zero.
(g)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.02 per share.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019	$9.02	2.38%	1.63%(c),(d)	1.61%(c),(d)	0.69%	163%	$256,314
Year Ended 12/31/2018	$8.81	(8.52%)	2.20%(c),(d)	2.20%(c),(d)	0.17%	178%	$250,015
Year Ended 12/31/2017	$9.63	2.88%	2.06%(c)	2.06%(c)	(0.30%)	186%	$271,225
Year Ended 12/31/2016	$9.36	(2.50%)	1.86%(c)	1.86%(c)	(0.49%)	165%	$263,020
Year Ended 12/31/2015	$9.60	(0.52%)	1.45%(c)	1.45%(c)	(0.54%)	221%	$263,053
Class 2
Year Ended 12/31/2019	$8.85	2.08%	1.88%(c),(d)	1.86%(c),(d)	0.45%	163%	$3,763
Year Ended 12/31/2018	$8.67	(8.74%)	2.46%(c),(d)	2.46%(c),(d)	(0.10%)	178%	$3,192
Year Ended 12/31/2017	$9.50	2.59%	2.30%(c)	2.30%(c)	(0.56%)	186%	$3,717
Year Ended 12/31/2016	$9.26	(2.63%)	2.11%(c)	2.10%(c)	(0.75%)	165%	$4,296
Year Ended 12/31/2015	$9.51	(0.83%)	1.75%(c)	1.74%(c)	(0.81%)	221%	$5,227
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	19

Notes to Consolidated Financial Statements
December 31, 2019
Note 1. Organization
Columbia Variable Portfolio – Diversified Absolute Return Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CVPDAR1 Offshore Fund, Ltd., CVPDAR2 Offshore Fund, Ltd. and CVPDAR3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At December 31, 2019, each Subsidiary’s financial statement information is as follows:
	CVPDAR1 Offshore Fund, Ltd.	CVPDAR2 Offshore Fund, Ltd.	CVPDAR3 Offshore Fund, Ltd.
% of consolidated fund net assets	0.00%	5.27%	0.00%
Net assets	$4,533	$13,717,549	$3,377
Net investment income (loss)	(5,095)	(99,674)	40,149
Net realized gain (loss)	—	(558,499)	(193,821)
Net change in unrealized appreciation (depreciation)	—	1,298,592	(514,555)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	21

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
22	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, to recover an underweight country exposure in its portfolio, to generate total return through long and short positions versus the U.S. dollar and to gain market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	23

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods.
24	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	25

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	844,038*
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	2,467,945*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,922,186
Interest rate risk	Component of trust capital — unrealized appreciation on swap contracts	7,436,809*
Total		12,670,978

	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,606,788*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,450,851
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	1,331,989*
Interest rate risk	Component of trust capital - unrealized depreciation on swap contracts	3,606,124*
Total		8,995,752

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
26	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	—	(193,846)	(193,846)
Credit risk	—	—	—	684,240	684,240
Equity risk	—	4,475,374	(175,947)	(4,542,992)	(243,565)
Foreign exchange risk	4,910,919	—	(35,013)	465,623	5,341,529
Interest rate risk	—	409,034	—	583,445	992,479
Total	4,910,919	4,884,408	(210,960)	(3,003,530)	6,580,837

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	—	(514,556)	(514,556)
Credit risk	—	—	1,271,591	1,271,591
Equity risk	—	1,692,060	605,422	2,297,482
Foreign exchange risk	1,010,069	—	72,146	1,082,215
Interest rate risk	—	(1,707,866)	2,100,050	392,184
Total	1,010,069	(15,806)	3,534,653	4,528,916
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	206,409,969
Futures contracts — short	63,305,975
Credit default swap contracts — sell protection	44,212,299

Derivative instrument	Average value ($)*
Options contracts — purchased	61,408

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,949,711	(1,591,628)
Interest rate swap contracts	6,811,690	(4,298,463)
Total return swap contracts	322,734	(511,014)

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	27

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Consolidated Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
28	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Consolidated Statement of Operations. A short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
	Citi ($)	Credit Suisse ($)	Goldman Sachs ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered ($)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	3,818	-	-	-	3,818
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	192,411	-	-	-	192,411
Forward foreign currency exchange contracts	495,068	684,024	-	127,896	593,960	-	-	-	21,238	1,922,186
Total assets	495,068	684,024	-	127,896	593,960	196,229	-	-	21,238	2,118,415
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	14,311	-	-	-	14,311
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	501,456	460	-	-	501,916
Forward foreign currency exchange contracts	350,261	69,665	204,672	225,565	892,329	-	-	10,376	697,983	2,450,851
Total liabilities	350,261	69,665	204,672	225,565	892,329	515,767	460	10,376	697,983	2,967,078
Total financial and derivative net assets	144,807	614,359	(204,672)	(97,669)	(298,369)	(319,538)	(460)	(10,376)	(676,745)	(848,663)
Total collateral received (pledged) (c)	-	-	-	-	-	(319,538)	(460)	-	-	(319,998)
Net amount (d)	144,807	614,359	(204,672)	(97,669)	(298,369)	-	-	(10,376)	(676,745)	(528,665)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Consolidated Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	29

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Consolidated Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
30	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2019 was 1.10% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.00% of the Fund’s average daily net assets.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	31

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	May 1, 2019 through April 30, 2020	Prior to May 1, 2019
Class 1	1.16%	1.28%
Class 2	1.41	1.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $401,405,638 and $344,412,928, respectively, for the year ended December 31, 2019, of which $124,697,732 and $122,768,059, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
32	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "IBOR" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new reference rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary, and it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and market practices become settled.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	33

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York (the RiverSource Life Insurance Companies) or by other insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about April 24, 2020 (the Liquidation Date) at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund.
34	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
December 31, 2019
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Diversified Absolute Return Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Variable Portfolio - Diversified Absolute Return Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") and its subsidiaries as of December 31, 2019, the related consolidated statement of operations for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund and its subsidiaries as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
38	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Variable Portfolio – Diversified Absolute Return Fund | Annual Report 2019

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Columbia Variable Portfolio – Diversified Absolute Return Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1473 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio – Managed Risk Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	Life
Class 1*	02/20/19	16.37	6.06
Class 2	09/12/17	16.06	5.94
Blended Benchmark		18.41	7.43
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.74
Russell 3000 Index		31.02	13.50
MSCI EAFE Index (Net)		22.01	4.25
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2019)
Allocations to Underlying Funds
Equity Funds	54.8
International	16.9
U.S. Large Cap	33.7
U.S. Small Cap	4.2
Exchange-Traded Fixed Income Funds	5.9
Investment Grade	5.9
Fixed Income Funds	29.6
Investment Grade	29.6
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	7.5
Options Purchased Puts	1.1
Residential Mortgage-Backed Securities - Agency	1.1
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $14.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2019, the Fund’s Class 2 shares returned 16.06%. The Fund’s Blended Benchmark returned 18.41%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% over the same period. The Russell 3000 Index returned 31.02% and the MSCI EAFE Index (Net) returned 22.01%. Underlying fund performance within equities generally accounted for the Fund’s shortfall relative to the Blended Benchmark. The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, aided relative results as did solid performance from the Fund’s underlying fixed-income funds.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful market losses in the fourth quarter of 2018. In the United States, the labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
In 2019, all major asset classes generated strong positive returns, and the Fund captured a good portion of the market’s strong results. Riskier assets led the way, as U.S. equities outperformed overseas equities and all fixed-income segments of the market.
Contributors and detractors
Overall, the Fund’s underlying funds generated mixed results for the year. Fixed-income funds generated mostly strong returns that contributed favorably to relative performance. A broad decline in interest rates and tightening credit spreads provided a tailwind for fixed-income funds. Corporate credit was a source of strong performance within fixed income for the year. The Fund’s dynamic algorithm also aided relative results as it suggested a consistent overweight in equities, which benefited performance as equities outperformed fixed income.
The Fund’s U.S. large- and small-cap equity funds struggled against their assigned benchmarks. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quant-driven strategies. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50%. The Fund’s exposure to international equities also detracted from relative results.
Derivative securities were primarily used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of equity market declines, detracted slightly from returns as there were no extended bouts of sell-off for risk assets. The Fund’s use of futures contracts during the period offset the negative impact of the protective put options. Overall, the use of derivative securities on a stand-alone basis had a positive impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,052.40	1,024.31	1.20	1.19	0.23	4.08	4.02	0.78
Class 2	1,000.00	1,000.00	1,050.60	1,022.93	2.61	2.58	0.50	5.49	5.41	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 55.1%
	Shares	Value ($)
International 17.0%
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares(a)	2,865,415	31,720,147
U.S. Large Cap 33.9%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	540,450	31,621,723
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	1,327,719	31,666,116
Total		63,287,839
U.S. Small Cap 4.2%
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	155,581	3,948,634
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	136,423	3,961,730
Total		7,910,364
Total Equity Funds (Cost $93,638,334)		102,918,350

Exchange-Traded Fixed Income Funds 5.9%

Investment Grade 5.9%
iShares Core U.S. Aggregate Bond ETF	30,750	3,455,378
iShares iBoxx $ Investment Grade Corporate Bond ETF	41,220	5,274,511
Vanguard Total Bond Market ETF	28,000	2,348,080
Total		11,077,969
Total Exchange-Traded Fixed Income Funds (Cost $10,457,216)		11,077,969

Fixed Income Funds 29.7%

Investment Grade 29.7%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	2,233,255	23,806,494
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	772,181	7,938,027
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	2,133,764	23,791,467
Total		55,535,988
Total Fixed Income Funds (Cost $53,610,511)		55,535,988
Residential Mortgage-Backed Securities - Agency 1.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/16/2035	2.500%	725,000	731,627
01/16/2035	3.000%	600,000	614,930
01/14/2050	3.500%	600,000	617,226
Total Residential Mortgage-Backed Securities - Agency (Cost $1,959,160)			1,963,783

Options Purchased Puts 1.1%
Value ($)
(Cost $2,484,496)	2,084,710

Money Market Funds 7.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(d)	14,131,627	14,130,213
Total Money Market Funds (Cost $14,130,225)		14,130,213
Total Investments in Securities (Cost: $176,279,942)		187,711,013
Other Assets & Liabilities, Net		(958,096)
Net Assets		186,752,917
At December 31, 2019, securities and/or cash totaling $1,005,157 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
December 31, 2019
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
British Pound	8	03/2020	USD	664,600	4,595	—
Canadian Dollar	4	03/2020	USD	308,340	5,765	—
EURO STOXX 50 Index	29	03/2020	EUR	1,081,410	12,364	—
S&P 500 Index	2	03/2020	USD	1,615,550	42,618	—
S&P 500 Index E-mini	115	03/2020	USD	18,578,825	441,700	—
SPI 200 Index	1	03/2020	AUD	165,075	—	(975)
U.S. Long Bond	13	03/2020	USD	2,026,781	—	(41,464)
U.S. Treasury 10-Year Note	13	03/2020	USD	1,669,484	—	(14,245)
U.S. Treasury 2-Year Note	7	03/2020	USD	1,508,500	—	(669)
U.S. Treasury 5-Year Note	28	03/2020	USD	3,321,063	—	(10,553)
U.S. Ultra Treasury Bond	15	03/2020	USD	2,724,844	—	(82,068)
Total					507,042	(149,974)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro FX	(12)	03/2020	USD	(1,692,300)	—	(20,521)
FTSE 100 Index	(10)	03/2020	GBP	(749,900)	—	(36,903)
MSCI EAFE Index Future	(3)	03/2020	USD	(305,475)	—	(4,718)
OMXS30 Index	(30)	01/2020	SEK	(5,304,750)	200	—
Russell 2000 Index E-mini	(41)	03/2020	USD	(3,424,730)	—	(66,657)
S&P/TSX 60 Index	(1)	03/2020	CAD	(202,480)	—	(696)
Swiss Franc	(4)	03/2020	USD	(520,000)	—	(10,115)
TOPIX Index	(2)	03/2020	JPY	(34,420,000)	—	(2,390)
Total					200	(142,000)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	39,738,594	123	2,500.00	12/17/2021	1,529,517	1,177,110
S&P 500 Index	JPMorgan	USD	25,846,240	80	2,600.00	12/17/2021	954,979	907,600
Total							2,484,496	2,084,710
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	11,289,201	21,246,249	(18,403,823)	14,131,627	—	(297)	284	269,311	14,130,213
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	349,356	196,135	(5,041)	540,450	—	(967)	5,160,361	—	31,621,723
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	1,211,879	1,029,835	(8,459)	2,233,255	—	(408)	926,719	602,866	23,806,494
CTIVP® – Lazard International Equity Advantage Fund, Class 1 Shares
	1,664,634	1,206,763	(5,982)	2,865,415	122,282	(12,262)	2,799,036	704,123	31,720,147
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	405,062	368,578	(1,459)	772,181	—	7	143,284	65,397	7,938,027
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	1,162,047	980,804	(9,087)	2,133,764	—	183	1,008,011	453,643	23,791,467
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	865,746	469,360	(7,387)	1,327,719	—	2,832	5,438,342	—	31,666,116
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	97,946	60,480	(2,845)	155,581	—	(6,545)	537,943	—	3,948,634
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	84,060	53,810	(1,447)	136,423	—	(3,585)	500,840	—	3,961,730
Total					122,282	(21,042)	16,514,820	2,095,340	172,584,551

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	102,918,350	102,918,350
Exchange-Traded Fixed Income Funds	11,077,969	—	—	—	11,077,969
Fixed Income Funds	—	—	—	55,535,988	55,535,988
Residential Mortgage-Backed Securities - Agency	—	1,963,783	—	—	1,963,783
Options Purchased Puts	2,084,710	—	—	—	2,084,710
Money Market Funds	14,130,213	—	—	—	14,130,213
Total Investments in Securities	27,292,892	1,963,783	—	158,454,338	187,711,013
Investments in Derivatives
Asset
Futures Contracts	507,242	—	—	—	507,242
Liability
Futures Contracts	(291,974)	—	—	—	(291,974)
Total	27,508,160	1,963,783	—	158,454,338	187,926,281
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $12,416,376)	$13,041,752
Affiliated issuers (cost $161,379,070)	172,584,551
Options purchased (cost $2,484,496)	2,084,710
Margin deposits on:
Futures contracts	1,005,157
Receivable for:
Investments sold	1,277
Capital shares sold	571
Dividends	20,344
Interest	2,264
Variation margin for futures contracts	62,866
Prepaid expenses	557
Trustees’ deferred compensation plan	11,341
Other assets	396
Total assets	188,815,786
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,961,424
Capital shares purchased	2,074
Variation margin for futures contracts	37,177
Management services fees	647
Distribution and/or service fees	1,278
Service fees	9,364
Compensation of board members	338
Compensation of chief compliance officer	15
Other expenses	39,211
Trustees’ deferred compensation plan	11,341
Total liabilities	2,062,869
Net assets applicable to outstanding capital stock	$186,752,917
Represented by
Trust capital	$186,752,917
Total - representing net assets applicable to outstanding capital stock	$186,752,917
Class 1
Net assets	$2,728
Shares outstanding	239
Net asset value per share(a)	$11.44
Class 2
Net assets	$186,750,189
Shares outstanding	16,353,282
Net asset value per share	$11.42

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	11

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$285,617
Dividends — affiliated issuers	2,095,340
Interest	9,422
Total income	2,390,379
Expenses:
Management services fees	188,647
Distribution and/or service fees
Class 2	366,857
Service fees	88,417
Compensation of board members	15,285
Custodian fees	35,263
Printing and postage fees	14,085
Audit fees	29,000
Legal fees	3,187
Compensation of chief compliance officer	57
Other	10,325
Total expenses	751,123
Net investment income	1,639,256
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	136,277
Investments — affiliated issuers	(21,042)
Capital gain distributions from underlying affiliated funds	122,282
Foreign currency translations	(3,910)
Futures contracts	2,792,211
Options purchased	(1,245,406)
Net realized gain	1,780,412
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	659,546
Investments — affiliated issuers	16,514,820
Foreign currency translations	3,865
Futures contracts	22,792
Options purchased	(399,786)
Net change in unrealized appreciation (depreciation)	16,801,237
Net realized and unrealized gain	18,581,649
Net increase in net assets resulting from operations	$20,220,905
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$1,639,256	$488,159
Net realized gain	1,780,412	108,265
Net change in unrealized appreciation (depreciation)	16,801,237	(5,736,185)
Net increase (decrease) in net assets resulting from operations	20,220,905	(5,139,761)
Increase in net assets from capital stock activity	69,161,743	84,707,376
Total increase in net assets	89,382,648	79,567,615
Net assets at beginning of year	97,370,269	17,802,654
Net assets at end of year	$186,752,917	$97,370,269

	Year Ended		Year Ended
	December 31, 2019 (a)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	239	2,500	—	—
Net increase	239	2,500	—	—
Class 2
Subscriptions	6,558,958	70,246,048	8,232,878	85,252,015
Redemptions	(99,019)	(1,086,805)	(52,844)	(544,639)
Net increase	6,459,939	69,159,243	8,180,034	84,707,376
Total net increase	6,460,178	69,161,743	8,180,034	84,707,376

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$10.48	0.15	0.81	0.96
Class 2
Year Ended 12/31/2019	$9.84	0.12	1.46	1.58
Year Ended 12/31/2018	$10.39	0.09	(0.64)	(0.55)
Year Ended 12/31/2017(e)	$10.00	(0.00)(f)	0.39	0.39

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$11.44	9.16%	0.25%(d)	0.25%(d)	1.57%(d)	37%	$3
Class 2
Year Ended 12/31/2019	$11.42	16.06%	0.51%	0.51%	1.12%	37%	$186,750
Year Ended 12/31/2018	$9.84	(5.29%)	0.61%	0.55%	0.85%	47%	$97,370
Year Ended 12/31/2017(e)	$10.39	3.90%	1.17%(d)	0.49%(d)	(0.01%)(d)	75%	$17,803
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	15

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Variable Portfolio – Managed Risk Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
16	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Variable Portfolio – Managed Risk Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
December 31, 2019
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
18	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	496,882*
Equity risk	Investments, at value — Options Purchased	2,084,710
Foreign exchange risk	Component of trust capital — unrealized appreciation on futures contracts	10,360*
Total		2,591,952

Variable Portfolio – Managed Risk Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	112,339*
Foreign exchange risk	Component of trust capital - unrealized depreciation on futures contracts	30,636*
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	148,999*
Total		291,974

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	2,075,689	(1,245,406)	830,283
Foreign exchange risk	81,884	—	81,884
Interest rate risk	634,638	—	634,638
Total	2,792,211	(1,245,406)	1,546,805

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	369,859	(399,786)	(29,927)
Foreign exchange risk	(20,276)	—	(20,276)
Interest rate risk	(326,791)	—	(326,791)
Total	22,792	(399,786)	(376,994)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	22,980,549
Futures contracts — short	5,257,724

Derivative instrument	Average value ($)*
Options contracts — purchased	1,198,707

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
20	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
JPMorgan ($)
Assets
Options purchased puts	2,084,710
Total financial and derivative net assets	2,084,710
Total collateral received (pledged) (a)	-
Net amount (b)	2,084,710

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
22	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2019 was 0.13% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	0.85%
Class 2	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other
24	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $116,537,953 and $49,989,709, respectively, for the year ended December 31, 2019, of which $48,191,524 and $48,033,068, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Variable Portfolio – Managed Risk Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	27

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
28	Variable Portfolio – Managed Risk Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
30	Variable Portfolio – Managed Risk Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Risk Fund | Annual Report 2019	31

Variable Portfolio – Managed Risk Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-2030 AT (02/20)

Annual Report
December 31, 2019
Variable Portfolio – Managed Risk U.S. Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk U.S. Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk U.S. Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.
Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
Anwiti Bahuguna, Ph.D.
Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	Life
Class 1*	02/20/19	18.63	8.17
Class 2	09/12/17	18.32	8.05
Blended Benchmark		19.89	9.08
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.74
S&P 500 Index		31.49	14.08
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg Barclays U.S. Aggregate Bond Index and 50% S&P 500 Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk U.S. Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
Portfolio Allocation (%) (at December 31, 2019)
Allocations to Underlying Funds
Equity Funds	55.5
U.S. Large Cap	55.5
Exchange-Traded Fixed Income Funds	6.3
Investment Grade	6.3
Fixed Income Funds	29.8
Investment Grade	29.8
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	6.8
Options Purchased Puts	1.1
Residential Mortgage-Backed Securities - Agency	0.5
Total	100.0

(a)	Includes investments in Money Market Funds (amounting to $12.6 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended December 31, 2019, the Fund’s Class 2 shares returned 18.32%. The Fund’s Blended Benchmark returned 19.89%. The Bloomberg Barclays U.S. Aggregate Bond Index gained 8.72% over the same period. The S&P 500 Index returned 31.49%. Underlying fund performance within equities accounted for the Fund’s modest shortfall relative to the Blended Benchmark. The dynamic algorithm, a quantitative tool used by the Fund’s managers to help determine equity exposure, aided relative results as it suggested a consistent overweight in equities, which benefited performance as equities outperformed fixed income.
Declining interest rates helped drive financial markets to new highs
Optimism prevailed early in 2019, buoyed by solid economic growth and a recovery from meaningful market losses in the fourth quarter of 2018. The labor markets added 184,000 jobs per month, on average. Unemployment fell to 3.5%, annualized. As the year wore on, U.S. growth slowed from 3.1% in the first quarter to an estimated 2.1%, annualized, for the year overall, as manufacturing activity edged lower. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns.
Despite these global uncertainties, the U.S. stock market rose strongly in 2019, as the Federal Reserve (Fed) reduced short-term interest rates three times during the second half of the year then announced in its December meeting that it would hold the federal funds target rate at 1.50%-1.75%, judging its current monetary policy appropriate to support economic expansion, a strong labor market and inflation approximating its 2.0% target. Central banks in major foreign economies followed the Fed’s lead with stimulus efforts.
Significant performance factors
In 2019, all major asset classes generated strong positive returns, and the Fund captured a good portion of the market’s strong results. Riskier assets led the way, as U.S. equities outperformed fixed income.
Contributors and detractors
Overall, the Fund’s underlying funds generated mixed results for the year. Fixed-income funds generated mostly strong returns that contributed favorably to relative performance. A broad decline in interest rates and tightening credit spreads provided a tailwind for fixed-income funds. Corporate credit was a source of strong performance within fixed income for the year. The Fund’s dynamic algorithm also aided relative results as it suggested a consistent overweight in equities.
The Fund’s U.S. large- and small-cap equity funds struggled against their assigned benchmarks. The market’s strong preference for growth over value stocks, and in some cases a very narrow subset of growth stocks, affected funds with valuation-sensitive approaches to stock selection, notably quant-driven strategies. Nearly one-third of the domestic stock market’s total return for the year came from the information technology sector, which rose approximately 50%.
Derivative securities were primarily used to execute asset allocation changes based on the Fund’s dynamic algorithm. Protective put options, which are used in an attempt to help shield investors from outsized losses in periods of equity market declines, detracted slightly from returns as there were no extended bouts of sell-off for risk assets. The Fund’s use of futures contracts during the period offset the negative impact of the protective put options. Overall, the use of derivative securities on a stand-alone basis had a positive impact on Fund performance.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,062.10	1,024.31	1.21	1.19	0.23	3.99	3.92	0.76
Class 2	1,000.00	1,000.00	1,060.30	1,022.93	2.62	2.58	0.50	5.41	5.31	1.03
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
6	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Equity Funds 55.6%
	Shares	Value ($)
U.S. Large Cap 55.6%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	543,892	31,823,122
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares(a),(b)	570,072	19,867,017
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	760,139	19,908,049
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares(a),(b)	1,334,916	31,837,731
Total		103,435,919
Total Equity Funds (Cost $90,080,708)		103,435,919

Exchange-Traded Fixed Income Funds 6.3%

Investment Grade 6.3%
iShares Core U.S. Aggregate Bond ETF	31,700	3,562,129
iShares iBoxx $ Investment Grade Corporate Bond ETF	31,185	3,990,433
Vanguard Total Bond Market ETF	50,000	4,193,000
Total		11,745,562
Total Exchange-Traded Fixed Income Funds (Cost $11,081,488)		11,745,562

Fixed Income Funds 29.8%

Investment Grade 29.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	2,233,194	23,805,850
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares(a)	772,473	7,941,018
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares(a)	2,135,552	23,811,408
Total		55,558,276
Total Fixed Income Funds (Cost $53,772,496)		55,558,276
Residential Mortgage-Backed Securities - Agency 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)
01/16/2035	2.500%	425,000	428,885
01/16/2035	3.000%	225,000	230,598
01/14/2050	3.500%	225,000	231,460
Total Residential Mortgage-Backed Securities - Agency (Cost $888,887)			890,943

Options Purchased Puts 1.1%
Value ($)
(Cost $2,476,365)	2,114,885

Money Market Funds 6.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.699%(a),(d)	12,587,446	12,586,187
Total Money Market Funds (Cost $12,586,240)		12,586,187
Total Investments in Securities (Cost: $170,886,184)		186,331,772
Other Assets & Liabilities, Net		(127,842)
Net Assets		186,203,930
At December 31, 2019, securities and/or cash totaling $756,225 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index	1	03/2020	USD	807,775	21,309	—
S&P 500 Index E-mini	110	03/2020	USD	17,771,050	416,910	—
U.S. Long Bond	14	03/2020	USD	2,182,688	—	(44,654)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	7

Portfolio of Investments  (continued)
December 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	11	03/2020	USD	1,412,641	—	(12,053)
U.S. Treasury 2-Year Note	12	03/2020	USD	2,586,000	—	(1,148)
U.S. Treasury 5-Year Note	27	03/2020	USD	3,202,453	—	(10,176)
U.S. Ultra Treasury Bond	14	03/2020	USD	2,543,188	—	(76,597)
Total					438,219	(144,628)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	JPMorgan	USD	31,338,566	97	2,600.00	12/17/2021	1,158,245	1,100,465
S&P 500 Index	JPMorgan	USD	34,246,268	106	2,500.00	12/17/2021	1,318,120	1,014,420
Total							2,476,365	2,114,885
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	5,146,444	22,033,333	(14,592,331)	12,587,446	—	(48)	(28)	174,799	12,586,187
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	288,900	261,084	(6,092)	543,892	—	(35,492)	4,742,835	—	31,823,122
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	1,000,550	1,259,652	(27,008)	2,233,194	—	(4,766)	809,725	533,281	23,805,850
CTIVP® – Los Angeles Capital Large Cap Growth Fund, Class 1 Shares
	321,812	252,747	(4,487)	570,072	—	(13,566)	3,738,927	—	19,867,017
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	406,478	364,840	(11,179)	760,139	—	(12,433)	3,156,607	—	19,908,049
CTIVP® – Wells Fargo Short Duration Government Fund, Class 1 Shares
	334,677	444,343	(6,547)	772,473	—	(402)	127,634	57,804	7,941,018
Variable Portfolio - Partners Core Bond Fund, Class 1 Shares
	959,748	1,202,038	(26,234)	2,135,552	—	(4,087)	881,510	401,535	23,811,408
Variable Portfolio - Partners Core Equity Fund, Class 1 Shares
	716,120	637,053	(18,257)	1,334,916	—	(27,922)	4,968,840	—	31,837,731
Total					—	(98,716)	18,426,050	1,167,419	171,580,382

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principle investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	103,435,919	103,435,919
Exchange-Traded Fixed Income Funds	11,745,562	—	—	—	11,745,562
Fixed Income Funds	—	—	—	55,558,276	55,558,276
Residential Mortgage-Backed Securities - Agency	—	890,943	—	—	890,943
Options Purchased Puts	2,114,885	—	—	—	2,114,885
Money Market Funds	12,586,187	—	—	—	12,586,187
Total Investments in Securities	26,446,634	890,943	—	158,994,195	186,331,772
Investments in Derivatives
Asset
Futures Contracts	438,219	—	—	—	438,219
Liability
Futures Contracts	(144,628)	—	—	—	(144,628)
Total	26,740,225	890,943	—	158,994,195	186,625,363
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	9

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $11,970,375)	$12,636,505
Affiliated issuers (cost $156,439,444)	171,580,382
Options purchased (cost $2,476,365)	2,114,885
Margin deposits on:
Futures contracts	756,225
Receivable for:
Capital shares sold	111,336
Dividends	17,985
Interest	1,008
Variation margin for futures contracts	44,837
Prepaid expenses	491
Trustees’ deferred compensation plan	11,148
Other assets	396
Total assets	187,275,198
Liabilities
Payable for:
Investments purchased	83,026
Investments purchased on a delayed delivery basis	889,895
Capital shares purchased	13,658
Variation margin for futures contracts	22,836
Management services fees	621
Distribution and/or service fees	1,268
Service fees	9,264
Compensation of board members	334
Compensation of chief compliance officer	14
Other expenses	39,204
Trustees’ deferred compensation plan	11,148
Total liabilities	1,071,268
Net assets applicable to outstanding capital stock	$186,203,930
Represented by
Trust capital	$186,203,930
Total - representing net assets applicable to outstanding capital stock	$186,203,930
Class 1
Net assets	$2,784
Shares outstanding	233
Net asset value per share(a)	$11.97
Class 2
Net assets	$186,201,146
Shares outstanding	15,580,761
Net asset value per share	$11.95

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$310,194
Dividends — affiliated issuers	1,167,419
Interest	6,829
Total income	1,484,442
Expenses:
Management services fees	164,455
Distribution and/or service fees
Class 2	330,191
Service fees	79,664
Compensation of board members	15,030
Custodian fees	35,378
Printing and postage fees	13,714
Audit fees	29,000
Legal fees	2,841
Compensation of chief compliance officer	51
Other	9,940
Total expenses	680,264
Net investment income	804,178
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	103,037
Investments — affiliated issuers	(98,716)
Futures contracts	1,961,423
Options purchased	(1,102,318)
Net realized gain	863,426
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	666,470
Investments — affiliated issuers	18,426,050
Futures contracts	297,666
Options purchased	(361,480)
Net change in unrealized appreciation (depreciation)	19,028,706
Net realized and unrealized gain	19,892,132
Net increase in net assets resulting from operations	$20,696,310
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	11

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$804,178	$165,897
Net realized gain	863,426	11,403
Net change in unrealized appreciation (depreciation)	19,028,706	(3,754,485)
Net increase (decrease) in net assets resulting from operations	20,696,310	(3,577,185)
Increase in net assets from capital stock activity	85,388,406	71,506,050
Total increase in net assets	106,084,716	67,928,865
Net assets at beginning of year	80,119,214	12,190,349
Net assets at end of year	$186,203,930	$80,119,214

	Year Ended		Year Ended
	December 31, 2019 (a)		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Subscriptions	233	2,500	—	—
Net increase	233	2,500	—	—
Class 2
Subscriptions	7,945,770	88,580,629	6,797,707	71,854,956
Redemptions	(293,990)	(3,194,723)	(33,424)	(348,906)
Net increase	7,651,780	85,385,906	6,764,283	71,506,050
Total net increase	7,652,013	85,388,406	6,764,283	71,506,050

(a)	Class 1 shares are based on operations from February 20, 2019 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

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Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2019(c)	$10.75	0.10	1.12	1.22
Class 2
Year Ended 12/31/2019	$10.10	0.07	1.78	1.85
Year Ended 12/31/2018	$10.47	0.04	(0.41)	(0.37)
Year Ended 12/31/2017(e)	$10.00	(0.01)	0.48	0.47

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	The Fund commenced operations on September 12, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2019(c)	$11.97	11.35%	0.25%(d)	0.25%(d)	1.02%(d)	24%	$3
Class 2
Year Ended 12/31/2019	$11.95	18.32%	0.52%	0.52%	0.61%	24%	$186,201
Year Ended 12/31/2018	$10.10	(3.53%)	0.67%	0.58%	0.41%	45%	$80,119
Year Ended 12/31/2017(e)	$10.47	4.70%	1.19%(d)	0.52%(d)	(0.26%)(d)	109%	$12,190
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	15

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Variable Portfolio – Managed Risk U.S. Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies and risks of the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Class 1 shares commenced operations on February 20, 2019.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in the Underlying Funds, with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
16	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	17

Notes to Financial Statements  (continued)
December 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
18	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	438,219*
Equity risk	Investments, at value — Options Purchased	2,114,885
Total		2,553,104

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	144,628*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	1,486,852	(1,102,318)	384,534
Interest rate risk	474,571	—	474,571
Total	1,961,423	(1,102,318)	859,105

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts purchased ($)	Total ($)
Equity risk	601,868	(361,480)	240,388
Interest rate risk	(304,202)	—	(304,202)
Total	297,666	(361,480)	(63,814)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	18,834,519

Derivative instrument	Average value ($)*
Options contracts — purchased	1,145,754

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
20	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
JPMorgan ($)
Assets
Options purchased puts	2,114,885
Total financial and derivative net assets	2,114,885
Total collateral received (pledged) (a)	-
Net amount (b)	2,114,885

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The components of the Fund’s net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
22	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2019 was 0.12% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2019, was 0.06% of the Fund’s average daily net assets.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through April 30, 2020
Class 1	0.85%
Class 2	1.10
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $106,319,566 and $29,534,703, respectively, for the year ended December 31, 2019, of which $26,194,186 and $26,483,814, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
24	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 8. Significant risks
Shareholder concentration risk
At December 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk U.S. Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	27

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	71	Director, EQT Corporation (natural gas producer)
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	71	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	71	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	71	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
28	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	71	Director, Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	71	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	71	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	71	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Investment Committee Member, Sarona Asset Management (private equity firm) since October 2019; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	71	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer, Principal Financial Officer (2009), and Senior Vice President (2019)	Vice President — Accounting and Tax, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002 (previously, Treasurer and Chief Accounting Officer, January 2009-December 2018 and December 2015-December 2018, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer, Chief Accounting Officer (Principal Accounting Officer) (2019), and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
30	Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2019	31

Variable Portfolio – Managed Risk U.S. Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-2032 AT (02/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker and David M. Moffett, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker and Mr. Moffett are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seventeen series of the registrant whose report to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31,

2018 are approximately as follows:

2019	2018
$556,700	$432,100

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$123,300	$133,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2019 and 2018, also include Tax Fees for agreed-upon procedures related to foreign tax filings.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2019 and December 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$235,000	$235,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant's Audit Committee.

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$358,300	$368,500

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Variable Insurance Trust
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	February 21, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	February 21, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	February 21, 2020